SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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ITT Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ITT

2011
Notice of Annual Meeting
& Proxy Statement

ITT Corporation

Engineered for life

March 29, 2011

Steven R. Loranger Chairman, President and Chief Executive Officer	ITT Corporation 1133 Westchester Avenue White Plains, NY 10604-3543

Dear Fellow Shareholders:

Enclosed are the Notice of Annual Meeting and Proxy Statement for ITT’s 2011 Annual Meeting of Shareholders. This year’s meeting is intended to address only the business included on the agenda. Details of the business to be conducted at the Annual Meeting are given in the accompanying Notice of Annual Meeting and Proxy Statement, which provides information required by applicable laws and regulations.

Your vote is important and we encourage you to vote whether you are a registered owner or a beneficial owner.

This year, in accordance with U.S. Securities and Exchange Commission rules, we are again using the Internet as our primary means of furnishing proxy materials to shareholders. Because we are using the Internet, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a notice with instructions for accessing the proxy materials and voting via the Internet. This notice also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. We believe use of the Internet makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

If you are the registered owner of ITT common stock, you may vote your shares by making a toll-free telephone call or using the Internet. Details of these voting options are explained in the Proxy Statement. If you choose to receive paper copies of our proxy materials, you can vote by completing and returning the enclosed proxy card by mail as soon as possible.

If you are a beneficial owner and someone else, such as your bank, broker or trustee is the owner of record, the owner of record will communicate with you about how to vote your shares.

Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. If you are a registered owner of ITT common stock and do not plan to vote in person at the Annual Meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the Annual Meeting. Your vote is important.

Sincerely,

March 29, 2011

NOTICE OF 2011 Annual Meeting

Time:	10:30 a.m. Eastern Time, on Tuesday, May 10, 2011

Place:	1133 Westchester Avenue, White Plains, NY 10604-3543

Items of Business:	1. Election of the ten nominees named in the attached Proxy Statement as members of the Board of Directors.

2. Ratification of the appointment of Deloitte & Touche LLP as ITT’s Independent Registered Public Accounting Firm for 2011.

3. Approval of the ITT Corporation 2011 Omnibus Incentive Plan.

4. Approval of a proposal to amend the Company’s Restated Articles of Incorporation to allow shareholders to call special meetings.

5. To approve, in a non-binding vote, the compensation of our named executive officers.

6. To determine, in a non-binding vote, whether a shareholder vote to approve the compensation of our named executive officers should occur every one, two or three years.

7. To vote on a shareholder proposal requesting that the Company amend, where applicable, ITT’s policies related to human rights.

8. To transact such other business as may properly come before the meeting.

Who May Vote:	You can vote if you were a shareholder at the close of business on March 16, 2011, the record date.

Annual Report to Shareholders and Annual Report on Form 10-K:	Copies of our 2010 Annual Report on Form 10-K and Annual Report to Shareholders are provided to shareholders.

Mailing or Availability Date:	Beginning on or about March 29, 2011, this Notice of Annual Meeting and the 2011 Proxy Statement are being mailed or made available, as the case may be, to shareholders of record on March 16, 2011.

About Proxy Voting:	Your vote is important. Proxy voting permits shareholders unable to attend the Annual Meeting to vote their shares through a proxy. Most shareholders are unable to attend the Annual Meeting. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. If you do not provide instructions on how to vote, the proxies will vote as recommended by the Board of Directors. Most shareholders will not receive paper copies of our proxy materials and can vote their shares by following the Internet voting instructions provided on the Notice of Internet Availability of Proxy Materials. If you are a registered owner and requested a paper copy of the proxy materials you can vote your shares by proxy by completing and returning your proxy card or by following the Internet or telephone voting instructions provided on the proxy card. Beneficial owners who received or requested a paper copy of the proxy materials may vote their shares by submitting voting instructions by completing and returning their voting instruction form or by following the Internet or telephone voting instructions provided on the voting instruction form. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions on pages 1 to 5 of this proxy and on the proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Tuesday, May 10, 2011 at 10:30 a.m. at 1133 Westchester Avenue, White Plains, NY 10604-3543. The Company’s 2011 Proxy Statement, 2010 Annual Report on Form 10-K and Annual Report to Shareholders will be available online at https://www.proxydocs.com/itt.

By order of the Board of Directors,

Burt M. Fealing
Vice President and Corporate Secretary

2011 Proxy Statement

Why did I receive these proxy materials?  Beginning on or about March 29, 2011, this Proxy Statement is being mailed or made available, as the case may be, to shareholders who were shareholders as of the March 16, 2011 record date, as part of the Board of Directors’ solicitation of proxies for ITT’s 2011 Annual Meeting and any postponements or adjournments thereof. This Proxy Statement and ITT’s 2010 Annual Report to Shareholders and Annual Report on Form 10-K (which have been furnished to shareholders eligible to vote at the 2011 Annual Meeting) contain information that the Board of Directors believes offers an informed view of ITT Corporation (herein referred to as “ITT” or the “Company”) and meets the regulations of the Securities and Exchange Commission (the “SEC”) for proxy solicitations.

Who is entitled to vote?  You can vote if you owned shares of the Company’s common stock as of the close of business on March 16, 2011, the record date.

What items of business will I be voting on?  You are voting on the following items of business, which are described on pages 7 to 29:

1.	Election of the ten nominees named in the attached Proxy Statement as members of the Board of Directors.

2.	Ratification of the appointment of Deloitte & Touche LLP as ITT’s Independent Registered Public Accounting Firm for 2011.

3.	Approval of the ITT Corporation 2011 Omnibus Incentive Plan.

4.	Approval of a proposal to amend the Company’s Restated Articles of Incorporation to allow shareholders to call special meetings.

5.	Approval, in a non-binding vote, of the compensation of our named executive officers.

6.	Determination, in a non-binding vote, of whether a shareholder vote to approve the compensation of our named executive officers should occur every one, two or three years.

7.	A shareholder proposal requesting that the Company amend, where applicable, ITT’s policies related to human rights.

8.	To transact such other business as may properly come before the meeting.

Information about Voting

How do I vote?  If you are registered owner, you can either vote in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. If you are a beneficial owner you may vote by submitting voting instructions to your bank, broker, trustee or other nominee. If you are a beneficial owner and your shares are held in a bank or brokerage account you will need to obtain a proxy, executed in your favor, from your bank or broker to be able to vote in person at the Annual Meeting. If you are beneficial owner and your shares are held through any of the ITT savings plans for salaried or hourly employees your shares cannot be voted in person at the Annual Meeting.

What are the proxy voting procedures?  If you vote by proxy, you can vote by following the voting procedures on the proxy card. You may vote:

•	By the Internet,

•	By Telephone, by calling from the United States, or

•	By Mail.

Why does the Board solicit proxies from shareholders?  Since it is impractical for all shareholders to attend the Annual Meeting and vote in person, the Board of Directors recommends that you appoint the three people named on the accompanying proxy card to act as your proxies at the 2011 Annual Meeting.

How do the proxies vote?  The proxies vote your shares in accordance with your voting instructions. If you appoint the proxies but do not provide voting instructions, they will vote as recommended by the Board of Directors. If any other matters not described in this Proxy Statement are properly brought before the meeting for a vote, the proxies will use their discretion in deciding how to vote on those matters.

How many votes do I have?  You have one vote for every share of ITT common stock that you own.

How does the Board of Directors recommend that I vote on the proposals?  The Board of Directors recommends a vote FOR the election of each of the nominees of the Board of Directors (Item 1), FOR the ratification of the appointment of Deloitte & Touche LLP as ITT’s Independent Registered Public Accounting Firm for 2011 (Item 2), FOR the approval of the ITT Corporation 2011 Omnibus Incentive Plan (Item 3), FOR the approval to Amend the Company’s Restated Articles of Incorporation to Allow Shareholders to Call Special Meetings (Item 4), FOR the approval of the compensation of our named executive officers (Item 5) and ONE YEAR with respect to how frequently a shareholder vote to approve the compensation of our named executive officers should occur (Item 6) and AGAINST the shareholder proposal requesting that the Company amend, where applicable, ITT’s policies related to human rights (Item 7).

What if I change my mind?  You can revoke your proxy at any time before it is exercised by mailing a new proxy card with a later date or casting a new vote by the Internet or telephone, as applicable. You can also send a written revocation to the Secretary at the address listed on the first page of the Proxy Statement. If you come to the Annual Meeting, you can ask that the proxy you submitted earlier not be used.

What is a “broker non-vote”?  The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters to which the broker has not received instructions from the beneficial owner is referred to as a “broker non-vote.” Under current NYSE interpretations, agenda Item 2, the ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm (“Deloitte”) and agenda Item 4, the approval to amend the Company’s Restated Articles of Incorporation to allow Shareholders to call a special meeting are both considered discretionary items. Your broker does not have discretion to vote your shares held in street name on Items 1, 3, 5, 6 or 7, each of which is considered a non-discretionary item. Under Indiana law, the law of the state where the Company is incorporated, broker non-votes and abstentions are counted to determine whether there is a quorum present.

There are seven formal items, including the shareholder proposal, scheduled to be voted upon at the Annual Meeting as described on page 1. As of the date of this Proxy Statement, the Board of Directors is not aware of any business other than as described in this Proxy Statement that will be presented for a vote at the 2011 Annual Meeting.

How many votes are required to elect Directors or approve a proposal? How many votes are required for an agenda item to pass?  The Restated Articles of Incorporation of ITT Corporation authorize the Company’s By-laws to provide for majority voting for Directors in uncontested elections, and such By-laws further provide that in uncontested elections, any Director nominee who receives less than a majority of the votes cast shall not be elected. The Company’s By-laws provide for majority voting in uncontested elections. The By-laws provide that in uncontested elections, any Director nominee who fails to be elected by a majority, but who also is a Director at the time, shall promptly provide a written resignation, as a holdover Director, to the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee shall promptly consider the resignation and all relevant facts and circumstances concerning any vote, including whether the cause of the vote may be cured, and the best interests of the Company and its shareholders. The independent Directors of the Board will act on the Nominating and Governance Committee’s recommendation at its next regularly scheduled Board Meeting or within 90 days after certification of the shareholder vote, whichever is earlier, and the Board will promptly publicly disclose its decision and the reasons for its decision. This means that in an uncontested election, to be elected as a Director of ITT, each of the ten director candidates must receive a majority of votes cast.

Item 2, Item 4, Item 5 and Item 7 of the proposed agenda items require that the votes cast in favor of the proposal exceed the votes cast against the proposal. Item 6 will be determined by which of the options (i.e, every year, every two years, every three years) receives a majority of the votes cast. Item 2, Item 5, Item 6 and Item 7 are advisory in nature and are non-binding. Under current NYSE rules, Item 3 requires the affirmative vote of a majority of the votes cast on the proposal, provided that a majority of the outstanding shares of common stock are voted on the proposal. Abstentions will have no effect on the outcomes of Item 1, Item 2, Item 4, Item 5, Item 6 or Item 7. In addition, broker non-votes will have no effect on the outcomes of Item 1, Item 5, Item 6 or Item 7. With respect to Item 3, abstentions are considered “votes cast” under current NYSE rules and thus will have the same effect as a vote against the proposal and will be counted in determining whether a majority of the outstanding shares of common stock are voted on the proposal. Broker non-votes with respect to Item 3 will have no effect on the outcome of the proposal, assuming a majority of the outstanding shares of common stock are otherwise voted on the proposal.

How many shares of ITT stock are outstanding?  As of March 16, 2011, the record date, 183,764,908 shares of ITT common stock were outstanding.

How many holders of ITT outstanding shares must be present to hold the Annual Meeting?  In order to conduct business at the Annual Meeting it is necessary to have a quorum. To have a quorum, shareholders entitled to cast a majority of votes at the Annual Meeting must be present in person or by proxy.

How do I vote?  With respect to agenda Items 1, 2, 3, 4, 5 and 7, you may vote for, against or abstain from voting. With respect to agenda Item 6, you may vote “one year,” “two years,” “three years,” or abstain from voting.

What is the difference between a beneficial owner and a registered owner?  If shares you own are held in an ITT savings plan for salaried or hourly employees, a stock brokerage account, bank or by another holder of record, you are considered the “beneficial owner” because someone else holds the shares on your behalf. If the shares you own are held in a Morgan Stanley Smith Barney account for restricted shares or registered in your name directly with The Bank of New York Mellon, our transfer agent, you are the registered owner and the “shareholder of record.”

How do I vote if I am a participant in ITT’s savings plans for salaried or hourly employees?  If you participate in any of the ITT savings plans for salaried or hourly employees, your plan trustee will vote the ITT shares credited to your savings plan account in accordance with your voting instructions, except as otherwise provided in accordance with the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended. The trustee votes the shares on your behalf because you are the beneficial owner, not the shareholder of record, of the savings plan shares.

The trustee votes the savings plan shares for which no voting instructions are received (“Undirected Shares”) in the same proportion as the shares for which the trustee receives voting instructions, except as otherwise provided in accordance with ERISA. Under the savings plans, participants are “named fiduciaries” to the extent of their authority to direct the voting of ITT shares credited to their savings plan accounts and their proportionate share of Undirected Shares. By submitting voting instructions by telephone, the Internet or by signing and returning the voting instruction card, you direct the trustee of the savings plans to vote these shares, in person or by proxy at the Annual Meeting. ITT salaried or hourly plan participants should mail their confidential voting instruction card to Broadridge Financial Solutions, Inc. (“Broadridge”), acting as tabulation agent, or vote by telephone or Internet. Instructions must be received by Broadridge no later than 11:59 p.m. Eastern Time the day before the Annual Meeting.

I participate in the ITT savings plan for salaried employees and am a shareholder of record of shares of ITT common stock. How many proxy cards will I receive?  You will receive only one proxy card. Your savings plan shares and any shares you own as the shareholder of record, including ownership through the ITT Direct Purchase, Sale and Dividend Reinvestment Plan, will be set out separately on the proxy card.

How many shares are held by participants in the ITT employee savings plans?  As of March 16, 2011, the record date, Wells Fargo Institutional Trust Services, as the trustee for the employee salaried savings plan, held 7,957,996 shares of ITT common stock (approximately 4.3% of the outstanding shares) and The Northern Trust Company, as the trustee for the hourly employees savings plans, held 507,889 shares of ITT common stock (approximately 0.28% of the outstanding shares).

Who counts the votes? Is my vote confidential?  Representatives of Broadridge count the votes. Representatives of IVS Associates, Inc. will act as Inspectors of Election for the 2011 Annual Meeting. The Inspectors of Election monitor the voting and certify whether the votes of shareholders are kept in confidence in compliance with ITT’s confidential voting policy.

Who pays for the proxy solicitation cost?  ITT pays the cost of soliciting proxies from registered owners. ITT has appointed Innisfree M&A Incorporated to help with the solicitation effort. ITT will pay Innisfree M&A Incorporated a fee of $15,000 to assist with the solicitation and reimburse brokers, nominees, custodians and other fiduciaries for their costs in sending proxy materials to beneficial owners.

Who solicits proxies?  Directors, officers or other regular employees of ITT may solicit proxies from shareholders in person or by telephone, facsimile transmission or other electronic communication.

How does a shareholder submit a proposal for the 2012 Annual Meeting?  Rule 14a-8 of the Securities Exchange Act of 1934, or the “Exchange Act,” establishes the eligibility requirements and the procedures that must be followed for a shareholder proposal to be included in a public company’s proxy materials. Under the rule, if a shareholder wants to include a proposal in ITT’s proxy materials for its next Annual Meeting, the proposal must be received by ITT at its principal executive offices on or before November 29, 2011 and comply with eligibility requirements and procedures. An ITT shareholder who wants to present a matter for action at ITT’s next Annual Meeting, but chooses not to do so under Exchange Act Rule 14a-8, must deliver to ITT, at its principal executive offices, on or before November 29, 2011 a written notice to that effect; provided, however, in the event that the date of the 2012 Annual Meeting is changed by more than 30 days from the anniversary date of the 2011 Annual Meeting, such notice must be received not later than 120 days calendar days prior to the 2012 Annual Meeting or 10 calendar days following the date on which public announcement of the date of the annual meeting is first made. In either case, as well as for shareholder nominations for Directors, the shareholder must also comply with the requirements in the Company’s By-laws with respect to a shareholder properly bringing business before the Annual Meeting. (You can request a copy of the By-laws from the Secretary of ITT.)

Can a shareholder nominate Director Candidates?  The Company’s By-laws permit shareholders to nominate Directors at the Annual Meeting. To make a Director nomination at the 2012 Annual Meeting, you must submit a notice with the name of the candidate on or before November 29, 2011 to the Secretary of ITT. The nomination and notice must meet all other qualifications and requirements of the Company’s Governance Principles, By-laws and Regulation 14A of the Exchange Act. The nominee will be evaluated by the Nominating and Governance Committee of the Board using the same standards as it uses for all Director nominees. These standards are discussed in further detail below at pages 34 to 35 under “Information about the Board of Directors-Director Selection and Composition.” No one may be nominated for election as a Director after he or she has reached 72 years of age. (You can request a copy of the nomination requirements from the Secretary of ITT.)

Internet Availability of Proxy Materials

In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Because we are using the Internet, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose.

Stock Ownership Information

The Board of Directors’ share ownership guidelines currently provide for share ownership levels at five times the annual retainer amount. Non-Management Directors receive a portion of their retainer in restricted stock or restricted stock units, which are paid in shares when the restricted stock units vest. Non-Management Directors are encouraged to hold such shares until their total share ownership meets or exceeds the ownership guidelines.

Share ownership guidelines for corporate officers, first approved by ITT’s Board of Directors during 2001, are regularly reviewed. The guidelines specify the desired levels of Company stock ownership and encourage a set of behaviors for each officer to reach the guideline levels. The approved guidelines require share ownership expressed as a multiple of base salary for all corporate officers.

Specifically the guidelines apply as follows: chief executive officer at five times annual base salary; chief financial officer at three times annual base salary; senior vice presidents and group presidents at two times annual base salary; and all other corporate vice presidents at one times annual base salary. In achieving these ownership levels, shares owned outright, Company restricted stock and restricted stock units, shares held in the Company’s dividend reinvestment plan, shares owned in the ITT Salaried Investment and Savings Plan, and “phantom” shares held in a fund that tracks an index of the Company’s stock in the deferred compensation plan are considered.

To attain the ownership levels set forth in the guidelines it is expected that any restricted shares that become unrestricted will be held, and that all shares acquired through the exercise of stock options will be held, except, in all cases, to the extent necessary to meet tax obligations.

Compliance with the guidelines is monitored periodically. Consistent with the guidelines, the share ownership levels have been substantially met for most Non-Management Directors and Company officers as of January 31, 2011. Non-Management Directors and Company officers are afforded a reasonable period of time to meet the guidelines. The Company has taken the individual tenure, and Non-Management Directors and corporate officer share ownership levels into account in determining compliance with the guidelines.

Share Ownership Guideline Summary

Non-Management Directors	5 X Annual Retainer Amount
CEO	5 X Annual Base Salary
CFO	3 X Annual Base Salary
Senior Vice Presidents	2 X Annual Base Salary
Vice Presidents	1 X Annual Base Salary

The following table shows, as of January 31, 2011, the beneficial ownership of ITT common stock and options exercisable within 60 days by each Director, by each of the executive officers named in the Summary Compensation Table at page 72, and by all Directors and executive officers as a group. In addition, with respect to Mr. Loranger and Non-Management Directors, we have provided information about ownership of restricted stock units that provides economic linkage to ITT common stock but does not represent actual beneficial ownership of shares.

Stock Ownership of Directors and Executive Officers

		Amount and Nature of Beneficial Ownership
		Total	ITT Common
	Title of Class	Shares	Stock
Name of Beneficial	ITT Common	Beneficially	Shares		Stock	Percentage
Owner	Stock	Owned(1)	Owned	Options(2)	Units	of Class(5)
Steven R. Loranger(3)(4)	Common Stock	1,027,553	305,586	721,967	—	0.557%

Curtis J. Crawford	Common Stock	60,436	37,535	22,901	1,715	0.033%

Christina A. Gold	Common Stock	49,323	26,422	22,901	1,715	0.027%

Ralph F. Hake	Common Stock	36,312	16,971	19,341	1,715	0.020%

John J. Hamre	Common Stock	47,233	24,332	22,901	1,715	0.026%

Paul J. Kern	Common Stock	10,007	4,926	5,081	1,715	0.005%

Frank T. MacInnis	Common Stock	42,992	20,091	22,901	1,715	0.023%

Surya N. Mohapatra	Common Stock	14,848	7,607	7,241	1,715	0.008%

Linda S. Sanford	Common Stock	50,315	27,414	22,901	1,715	0.027%

Markos I. Tambakeras	Common Stock	40,577	17,676	22,901	1,715	0.022%

Denise L. Ramos	Common Stock	71,618	37,074	34,544	—	0.039%

Gretchen W. McClain	Common Stock	160,178	86,295	73,883	—	0.087%

David F. Melcher	Common Stock	35,451	15,224	20,227	—	0.019%

Frank R. Jimenez	Common Stock	16,587	7,111	9,476	—	0.009%

All Directors and Executive Officers as a Group	Common Stock	1,771,184	671,917	1,099,267	15,435	0.960%

(1)	With respect to Mr. Loranger and certain Non-Management Directors, total shares beneficially owned include restricted stock units that have vested but are deferred until a later date.

(2)	More detail on outstanding option awards is provided in the 2010 Outstanding Equity Awards at Fiscal Year-End table at page 79.

(3)	On June 28, 2004, Mr. Loranger received an award of 250,000 Restricted Stock Units (“RSUs”) under the ITT Corporation 2003 Equity Incentive Plan (the “2003 Plan”), as amended and restated, in connection with his employment agreement. Approximately, one-third of the units, 85,342 units, vested on June 28, 2007 approximately, one-third of the units,

86,265 units, vested on June 28, 2008 and the remaining one-third of the units vested on June 28, 2010. Approximately one-half of the vesting RSUs settle upon the vesting date and the remainder of one-half of the vesting RSUs settle within ten days of Mr. Loranger’s termination of employment. During the restriction period, Mr. Loranger may not vote the shares but is credited for RSU dividends.

(4)	Mr. Loranger received credit for 3,014 restricted stock units as dividends during 2010.

(5)	Percentage of class includes restricted stock units.

The number of shares beneficially owned by each Non-Management Director or executive officer has been determined under the rules of the SEC, which provide that beneficial ownership includes any shares as to which a person has sole or shared voting or dispositive power, and any shares which the person would have the right to acquire beneficial ownership of within 60 days through the exercise of any stock option or other right. Unless otherwise indicated, each Non-Management Director or executive officer has sole dispositive and voting power, or shares those powers with his or her spouse.

As of January 31, 2011, all Non-Management Directors and executive officers as a group owned 0.960% of the shares deemed to be outstanding. No individual Non-Management Director or executive officer owned in excess of one percent of the shares deemed to be outstanding.

Schedule 13G Filings

Set forth below is information reported to the SEC on the most recently filed Schedule 13G by the following persons who owned more than 5% of ITT outstanding common stock. This information does not include holdings by the trustee with respect to individual participants in the ITT Salaried Investment and Savings Plan.

	Amount and
	nature of
Name and address	beneficial	Percent of
of beneficial owner	ownership	Class

Barrow, Hanley, Mewhinney & Strauss, LLC(1)	13,008,379	7.09%
2200 Ross Avenue, 31st Floor Dallas, TX 75201-2761

(1)	As reported on Schedule 13G/A dated February 11, 2011, Barrow, Hanley, Mewhinney & Strauss, LLC has sole voting power with respect to 1,059,706 shares, shared voting power with respect to 11,948,673 shares, and sole dispositive power with respect to 13,008,379 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Company’s executive officers and directors, and any persons beneficially owning more than 10% of a registered class of the Company’s equity securities, file reports of ownership and changes in ownership with the SEC within specified time periods. To the Company’s knowledge, based upon a review of the copies of the reports furnished to the Company and written representations that no other reports were required, all filing requirements were satisfied in a timely manner for the year ended December 31, 2010, except that Mr. Loranger filed a late Form 5 to report gifts of shares of ITT common stock on two successive dates in 2010 to his wife’s revocable trust.

Proposals to be Voted on at the 2011 Annual Meeting

1.	Election of Directors

The Board of Directors has nominated ten individuals for election as Directors at the 2011 Annual Meeting. Each of the nominees is currently serving as a Director of ITT and has agreed to continue to serve if elected until his or her retirement, resignation or death. If unforeseen circumstances arise before the 2011 Annual Meeting and a nominee becomes unable to serve, the Board of Directors could reduce the size of the Board or nominate another candidate for election. If the Board nominates another candidate, the proxies could use their discretion to vote for that nominee. Each Director elected at the 2011 Annual Meeting will be elected to serve as a Director until ITT’s next Annual Meeting.

The Board of Directors recommends that you vote FOR the election of each of the following ten nominees:

Steven R. Loranger Chairman, President and Chief Executive Officer, ITT Corporation

Director Biographical Information: Mr. Loranger, 59, was appointed President and Chief Executive Officer and elected a Director of ITT on June 28, 2004. He was elected Chairman of the Board of Directors on December 7, 2004. Mr. Loranger is a member of the Business Roundtable, serves on the boards of the National Air and Space Museum and the Congressional Medal of Honor Foundation and is on the Executive Committee of the Aerospace Industries Association Board of Governors. Mr. Loranger received bachelor’s and master’s degrees in science from the University of Colorado.

Director Experience, Qualifications, Attributes or Skills Relevant to Board Membership: Mr. Loranger has extensive operational and manufacturing experience with industrial companies and, in particular, he has intimate knowledge of the Company’s business and operations having served as our Chief Executive Officer since 2004. Mr. Loranger previously served as Executive Vice President and Chief Operating Officer of Textron, Inc. from 2002 to 2004, overseeing Textron’s manufacturing businesses, including aircraft and defense, automotive, industrial products and components. From 1981 to 2002, Mr. Loranger held executive positions at Honeywell International Inc. and its predecessor company, AlliedSignal, Inc., including serving as President and Chief Executive Officer of its Engines, Systems and Services businesses. He also serves as a Director on the Board of FedEx Corporation, providing additional relevant experience.

Directorships at Public Companies for the Preceding Five Years: Mr. Loranger has been a Director of ITT since 2004 and has served as a Director of FedEx Corporation since 2006.

Curtis J. Crawford, Ph.D. President and Chief Executive Officer, XCEO, Inc., a leadership and corporate governance consulting firm

Director Biographical Information: Dr. Crawford, 63, is President and Chief Executive Officer of XCEO, Inc. He is a member of the Board of Trustees of DePaul University. He received a B.A. degree in business administration and computer science and an M.A. degree from Governors State University, an M.B.A. from DePaul University and a Ph.D. from Capella University. Governors State University awarded him an honorary doctorate in 1996 and he received an honorary doctorate degree from DePaul University in 1999.

Director Experience, Qualifications, Attributes or Skills Relevant to Board Membership: Dr. Crawford is an expert on corporate governance and the author of three books on leadership and corporate governance. He has significant experience leading high-technology companies. From April 1, 2002 to March 31, 2003, he served as President and Chief Executive Officer of Onix Microsystems, a private photonics technology company. He was Chairman of the Board of Directors of ON Semiconductor Corporation from September 1999 until April 1, 2002. Previously, he was President and Chief Executive Officer of ZiLOG, Inc. from 1998 to 2001 and its Chairman from 1999 to 2001. Dr. Crawford has extensive executive experience with AT&T Corporation and IBM Corporation. He also serves on the Board of E.I. DuPont de Nemours and Company, providing additional relevant experience.

Directorships at Public Companies for the Preceding Five Years: Dr. Crawford has been a Director of ITT since 1996. He is a Director of E.I. DuPont de Nemours and Company and ON Semiconductor Corporation. Dr. Crawford was previously a Director of Agilysys, Inc. from April 2005 to June 2008.

Christina A. Gold Former President, Chief Executive Officer and Director, The Western Union Company, Inc., a global leader in money transfer and financial services

Director Biographical Information: Mrs. Gold, 63, was President and Chief Executive Officer of The Western Union Company, a leading company in global money transfer, from September of 2006 to September of 2010. From May 2002 to September 2006, Mrs. Gold was President of Western Union Financial Services, Inc. and Senior Executive Vice President of Western Union’s parent company, First Data Corporation. She serves as a Director of New York Life Insurance, a mutual company. Mrs. Gold is a graduate of Carleton University, Ottawa, Canada.

Director Experience, Qualifications, Attributes or Skills Relevant to Board Membership: As President and Chief Executive Officer of The Western Union Company, Mrs. Gold has extensive experience as the Chief Executive Officer of a public company with wide-ranging global leadership, management, and marketing experience. From October 1999 to May 2002, she was Chairman, President and Chief Executive Officer of Excel Communications, Inc. Mrs. Gold served as President and Chief Executive Officer of The Beaconsfield Group from March 1998 to October 1999. From 1997 to 1998, Mrs. Gold was Executive Vice President of Global Development of Avon Products, Inc., and from 1993 to 1997, she was President of Avon North America. Mrs. Gold was recognized in 2003, 2006 and 2008 by Fortune magazine as one of America’s 50 Most Powerful Women in Business and by Forbes magazine on its “100 Most Powerful Women” list as No. 56 in 2007, No. 90 in 2008, and No. 76 in 2009. BusinessWeek also named her as one of the top 25 U.S. managers in 1996.

Directorships at Public Companies for the Preceding Five Years: Mrs. Gold has been a Director of ITT since 1997. Mrs. Gold has served as Director of The Western Union Company since 2006. Mrs. Gold has also served as a director of New York Life Insurance Company since 2001, a mutual company, and previously served as a Director of Torstar Corporation, a broad-based Canadian media company, providing additional relevant experience.

Ralph F. Hake Former Chairman and Chief Executive Officer, Maytag Corporation, a home and commercial appliance company

Director Biographical Information: Mr. Hake, 62, was Chairman and Chief Executive Officer of Maytag Corporation from June of 2001 to March of 2006. Mr. Hake is a 1971 business and economics graduate of the University of Cincinnati and holds an M.B.A. from the University of Chicago.

Director Experience, Qualifications, Attributes or Skills Relevant to Board Membership: Mr. Hake has extensive global management and financial experience. He served as Executive Vice President and Chief Financial Officer for Fluor Corporation, an engineering and construction firm from 1999 to 2001. From 1987 to 1999, Mr. Hake served in various executive capacities at Whirlpool Corporation, including Chief Financial Officer and Senior Executive Vice President for global operations. Mr. Hake also served on the Board of Directors for the National Association of Manufacturers and was Chairman of the group’s taxation and economic policy group. He also serves as a Director of Owens-Corning Corporation and is non-executive Chairman of Smurfit-Stone Container Corporation, providing additional relevant experience.

Directorships at Public Companies for the Preceding Five Years: Mr. Hake has been a Director of ITT since 2002. He has served as a Director of Owens-Corning Corporation since 2006. Mr. Hake was previously a Director of Maytag Corporation from June 2001 through March 2006. He has served as non-executive Chairman of Smurfit-Stone since 2010.

John J. Hamre, Ph.D.
President and Chief Executive Officer, Center for Strategic & International Studies (“CSIS”), a public policy research institution dedicated to strategic, bipartisan global analysis and policy impact

Director Biographical Information: Dr. Hamre, 60, was elected President and Chief Executive Officer of CSIS in April of 2000. Prior to joining CSIS, he served as U.S. Deputy Secretary of Defense from 1997 to 2000 and Under Secretary of Defense (Comptroller) from 1993 to 1997. Dr. Hamre is a Director of MITRE Corporation, a not-for-profit organization chartered to work in the public interest, with expertise in systems engineering, information technology, operational concepts, and enterprise modernization. He received a B.A. degree, with highest distinction, from Augustana College in Sioux Falls, South Dakota, was a Rockefeller Fellow at Harvard Divinity School and was awarded a Ph.D., with distinction, from the School of Advanced International Studies, Johns Hopkins University, in 1978.

Director Experience, Qualifications, Attributes or Skills Relevant to Board Membership: Dr. Hamre has extensive strategic and international experience, particularly with respect to defense related businesses. He has achieved recognized prominence in strategic, international and defense fields. Dr. Hamre has also served as a Director in other public companies, including SAIC, Inc. and Oshkosh Corporation, providing additional relevant experience.

Directorships at Public Companies for the Preceding Five Years: Dr. Hamre has been a Director of ITT since 2000. He has served as a Director of SAIC, Inc. since 2005 and Oshkosh

Corporation since 2009. Dr. Hamre was previously a Director of Choicepoint, Inc. from May 2002 through September 2008.

General Paul J. Kern, U.S. Army (Ret.) Senior Counselor, The Cohen Group

Director Biographical Information: General Kern, 65, has served as a Senior Counselor to the Cohen Group since January 2005. He served as President and Chief Operating Officer of AM General LLC from August of 2008 to January of 2010. In November 2004, General Kern retired from the United States Army as Commanding General, Army Materiel Command (AMC). General Kern graduated from the U.S. Military Academy at West Point. He holds masters’ degrees in both Civil and Mechanical Engineering from the University of Michigan, and he was a Senior Security Fellow at the John F. Kennedy School at Harvard University. General Kern serves on the Board of Directors of CoVant Technologies LLC, and AT Solutions, a subsidiary of CoVant Technologies.

Director Experience, Qualifications, Attributes or Skills Relevant to Board Membership: General Kern has extensive international strategic business and defense-related experience. General Kern has demonstrated leadership and management experience during his 37-year career with the U.S. Army. He is a leading figure on defense transformation, as well as a highly decorated combat veteran, and achieved recognized prominence as a four-star general with the Army. General Kern spearheaded Army efforts to direct supply chain improvement efforts, modernize weapons systems, and maintain field readiness, while still controlling costs. He is also a Director of iRobot Corporation, providing additional relevant experience, and a member of the Defense Science Board and National Academy of Engineering.

Directorships at Public Companies for the Preceding Five Years: General Kern has been a Director of ITT Corporation since August 2008. He has served as a Director of iRobot Corporation since 2006. General Kern was a Director of EDO Corporation from 2005 through 2007. The Company acquired EDO Corporation on December 20, 2007. He was a director of Anteon Corporation from 2005 until 2006 when it was sold to General Dynamics.

Frank T. MacInnis
Chairman and former Chief Executive Officer, EMCOR Group, Inc., one of the world’s largest providers of electrical and mechanical construction services, energy infrastructure and facilities services.

Director Biographical Information: Mr. MacInnis, 64, is currently Chairman of the Board and was Chief Executive Officer of EMCOR Group, Inc. from April of 1994 to January of 2011. He was also President of EMCOR from April 1994 to April 1997. Mr. MacInnis is a Director of The Greater New York Chapter of the March of Dimes, ComNet Communications, LLC and The Williams Companies, Inc. Mr. MacInnis received an undergraduate degree from The University of Alberta and is a graduate of The University of Alberta Law School, Alberta, Canada.

Director Experience, Qualifications, Attributes or Skills Relevant to Board Membership: Mr. MacInnis has over 25 years of broad-based experience as a Chief Executive Officer of a leading, international mechanical and electrical construction, energy infrastructure, and facilities services provider. Mr. MacInnis provides knowledgeable leadership and insight into the many commercial and defense markets served by the Company and has a strong corporate and finance background. He is also a Director of EMCOR Group, Inc., providing additional relevant experience.

Directorships at Public Companies for the Preceding Five Years: Mr. MacInnis has been a Director of ITT since 2001. Mr. MacInnis has been Chairman of the Board and a Director of EMCOR Group, Inc. since 1994 and a Director of The Williams Companies, Inc. since 1998.

Surya N. Mohapatra, Ph.D. Chairman of the Board, President and Chief Executive Officer of Quest Diagnostics Incorporated, the world’s leading provider of diagnostic testing, information and services.

Director Biographical Information: Dr. Mohapatra, 61, was appointed President and Chief Operating Officer of Quest Diagnostics Incorporated in June 1999, a Director in 2002, its Chief Executive Officer in May 2004, and Chairman of the Board in December 2004. Dr. Mohapatra joined Quest Diagnostics as Senior Vice President and Chief Operating Officer in 1999. Dr. Mohapatra earned a bachelor of science degree in electrical engineering from Sambalpur University in India. Additionally, he holds a master of science degree in medical electronics from the University of Salford, England, as well as a doctorate in medical physics from the University of London and The Royal College of Surgeons of England.

Director Experience, Qualifications, Attributes or Skills Relevant to Board Membership: Dr. Mohapatra has extensive international business experience with a wide-ranging operational and strategic background. He has a strong technical background, with an emphasis on Six-Sigma processes and customer-focused business practices. Prior to joining Quest, Dr. Mohapatra was Senior Vice President of Picker International, a worldwide leader in advanced medical imaging technologies, where he served in various executive positions during his 18-year tenure. Dr. Mohapatra is also a Director at Quest Diagnostics Incorporated, a Trustee of the Rockefeller University and a member of the Corporate Advisory Board of Johns Hopkins Carey Business School, providing additional relevant experience.

Directorships at Public Companies for the Preceding Five Years: Dr. Mohapatra has been a Director of ITT since February 2008. Dr. Mohapatra has been a Director of Quest Diagnostics Incorporated since 2002 and served as a Director of Vasogen, Inc. from 2002-2006.

Linda S. Sanford Senior Vice President, Enterprise Transformation, International Business Machines Corporation (“IBM”), an information technology company

Director Biographical Information: Ms. Sanford, 58, was named Senior Vice President, Enterprise Transformation, IBM in January 2003. Previously, she was Senior Vice President and Group Executive, IBM Storage Systems Group, responsible for development of IBM’s Enterprise Storage Server and other storage-related hardware and software. She also has held positions as General Manager, IBM Global Industries and General Manager of IBM’s S/390 Division. Ms. Sanford is a member of the Women in Technology International Hall of Fame and the National Academy of

Engineers. She is on the Board of Trustees of St. John’s University, Rensselaer Polytechnic Institute and the State University of New York, serves on the Board of Directors of Partnership for New York City and is a member of the Board of Directors for the Business Council of New York State, Inc. Ms. Sanford is a graduate of St. John’s University and earned an M.S. degree in operations research from Rensselaer Polytechnic Institute.

Director Experience, Qualifications, Attributes or Skills Relevant to Board Membership: Ms. Sanford has extensive global management and operational experience in information technology and high-technology companies. Ms. Sanford has run many large businesses within IBM and currently leads IBM’s Enterprise Transformation. In that role, Ms. Sanford is responsible for working to transform core business processes, create an IT infrastructure to support those processes, and help create a culture that recognizes the value of continual transformation. Ms. Sanford has also been named one of the 50 Most Influential Women in Business by Fortune Magazine, one of the Top Ten Innovators in the Technology Industry by Information Week Magazine, and one of the Ten Most Influential Women in Technology by Working Woman Magazine. She is a senior officer in a large publicly-traded company, providing additional relevant experience. In addition, Ms. Sanford’s experience in analytics and information technology is particularly relevant for understanding ITT’s businesses.

Directorships at Public Companies for the Preceding Five Years: Ms. Sanford has been a Director of ITT since 1998.

Markos I. Tambakeras
Former Chairman, President and Chief Executive Officer, Kennametal, Inc., a premier global tooling solutions, engineered components and advanced materials supplier to the automotive, aerospace, energy, mining, construction and other industries

Director Biographical Information: Mr. Tambakeras, 60, served as Chairman of the Board of Directors, Kennametal, Inc. from July 1, 2002 until December 31, 2006. He was also President and Chief Executive Officer of Kennametal from July 1999 through December 31, 2005. From 1997 to June 1999, Mr. Tambakeras served as President, Industrial Controls Business, for Honeywell Incorporated. He is a trustee of Arizona State University and has served for two years on the President’s Council on Manufacturing. Mr. Tambakeras received a B.Sc. degree from the University of Witwatersrand, Johannesburg, South Africa and an M.B.A. from Loyola Marymount University, Los Angeles, CA.

Director Experience, Qualifications, Attributes or Skills Relevant to Board Membership: Mr. Tambakeras has strong strategic and global operational industrial experience, having worked in increasingly responsible positions in several manufacturing companies, including leadership positions in South Africa and the Asia-Pacific area. Mr. Tambakeras has an extensive background in international operations, providing experience and skills relevant to the Company’s global sales and manufacturing infrastructure. He was previously the Chairman of the Board of Trustees of the Manufacturers Alliance/MAPI, which is the manufacturing industry’s leading executive development and business research organization. Mr. Tambakeras is also a Director of Parker Hannifin Corporation, providing additional relevant experience.

Directorships at Public Companies for the Preceding Five Years: Mr. Tambakeras has been a Director of ITT since 2001. Previously, Mr. Tambakeras was a Director of Kennametal, Inc. from July 1999 through December 2006. Mr. Tambakeras has served on the Board of Parker Hannifin Corporation since 2005 and served as a Director of the Board of Newport Corporation from May 2008 through December 31, 2009.

2.	Ratification of Appointment of the Independent Registered Public Accounting Firm

The Board of Directors has appointed Deloitte & Touche LLP (“Deloitte”) as ITT’s independent registered public accounting firm for 2011. Shareholder ratification is not required for making such appointment for the fiscal year ending December 31, 2011 because the Audit Committee has responsibility for the appointment of our independent registered public accounting firm. The appointment is being submitted for ratification with a view toward soliciting the opinion of shareholders, which opinion will be taken into consideration in future deliberations. No determination has been made as to what action the Board of Directors or the Audit Committee would take if shareholders do not ratify the appointment. Deloitte is a registered public accounting firm by the Public Company Accounting Oversight Board (“PCAOB”). Representatives of Deloitte attended all regularly scheduled meetings of the Audit Committee during 2010. The Audit Committee annually reviews and considers Deloitte’s performance of the Company’s Audit. Performance factors reviewed include Deloitte’s:

•	independence
•	experience
•	technical capabilities
•	client service assessment
•	responsiveness
•	financial strength
•	industry insight
•	PCAOB’s 2009 inspection results
•	leadership
•	non-audit services
•	management structure
•	peer review program
•	commitment to quality report
•	appropriateness of fees charged
•	compliance and ethics programs

The Audit Committee also reviewed the terms and conditions of Deloitte’s engagement letter including an agreement by the Company to submit disputes between Deloitte and the Company to a dispute resolution process and to limit awards based on punitive or exemplary damages under the dispute resolution procedures.

The Audit Committee discussed these considerations as well as Deloitte’s fees and services with Deloitte and Company management. The Audit Committee also determined that any non-audit services (services other than those described in the annual audit services engagement letter) provided by Deloitte were permitted under the rules and regulations concerning auditor independence promulgated by the SEC and rules promulgated by the PCAOB in Rule 3526. Representatives of Deloitte will be present at the 2011 Annual Meeting to answer questions. Representatives of Deloitte also will have the opportunity to make a statement if they desire to do so.

Independent Registered Public Accounting Firm Fees

Aggregate fees billed to the Company for the fiscal years ended December 31, 2010 and 2009 represent fees billed by the member firms of Deloitte Touche Tohmatsu, and their respective affiliates.

	Fiscal Year Ended
	2010	2009
	(In thousands)

Audit Fees(1)	$8,423	$8,319
Audit-Related Fees(2)	2,745	1,015
Tax Fees(3)
Tax Compliance Services	1,448	1,163
Tax Planning Services	501	209

Total Tax Services	1,949	1,372

Other Fees(4)	1,500	—

Total	$14,617	$10,706

(1)	Fees for audit services billed in 2010 and 2009 consisted of:

•	Audit of the Company’s annual financial statements and internal control over financial reporting;

•	Reviews of the Company’s quarterly financial statements;

•	Statutory and regulatory audits, consents and other services related to SEC matters; and

•	Financial accounting and reporting consultations.

(2)	Fees for audit-related services billed in 2010 and 2009 consisted of:

•	Employee benefit plan audits;

•	Audits and other attest work related to acquisitions and dispositions;

•	Internal control advisory services; and

•	Other miscellaneous attest services.

(3)	Fees for tax services billed in 2010 and 2009 consisted of tax compliance and tax planning and advice:

•	Tax compliance services are services rendered, based upon facts already in existence or transactions that have already occurred, to document, compute, and obtain government approval for amounts to be included in tax filings consisting primarily of:

i.    Federal, foreign, state and local income tax return assistance; and

ii.    Internal Revenue Code and foreign tax code technical consultations.

•	Tax planning services are services and advice rendered with respect to proposed transactions or services that alter the structure of a transaction to obtain an anticipated tax result. Such services consisted primarily of:

i.    Transfer pricing consultations; and

ii.    Tax advice related to intra-group restructuring.

(4)	Fees for other services consisted of consulting services in connection with the Company’s value-based commercial excellence programs.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves audit services provided by Deloitte. The Audit Committee has also adopted a policy on pre-approval of non-audit services provided by Deloitte and certain non-audit services provided by outside internal audit service providers. The purpose of the policy is to identify thresholds for services, project amounts and circumstances where Deloitte and any outside internal audit service providers may perform non-audit services. A second level of review and approval by the Audit Committee is required when such non-audit services, project amounts, or circumstances exceed the specified amounts.

The Audit Committee has determined that, where practical, all non-audit services shall first be placed for competitive bid prior to selection of a service provider. Management may select the party deemed best suited for the particular engagement, which may or may not be Deloitte. Providers other than Deloitte shall be preferred in the selection process for non-audit service-related work. The policy and its implementation are reviewed and reaffirmed on a regular basis to assure conformance with applicable rules.

The Audit Committee has approved specific categories of audit, audit-related and tax services incremental to the normal auditing function, which Deloitte may provide without further Audit Committee pre-approval. These categories include among others, the following:

1.	Due diligence, closing balance sheet audit services, purchase price dispute support and other services related to mergers, acquisitions and divestitures;

2.	Employee benefit advisory services, independent audits and preparation of tax returns for the Company’s defined contribution, defined benefit and health and welfare benefit plans, preparation of the associated tax returns or other employee benefit advisory services;

3.	Tax compliance and certain tax planning and advice work; and

4.	Accounting consultations and support related to generally accepted accounting principles (“GAAP”) or government contract compliance.

The Audit Committee has also approved specific categories of audit-related services, including the assessment and review of internal controls and the effectiveness of those controls, which outside internal audit service providers may provide without further approval.

If fees for any pre-approved non-audit services provided by either Deloitte or any outside internal audit service provider exceed a pre-determined threshold during any calendar year, any additional proposed non-audit services provided by that service provider must be submitted for second-level approval by the Audit Committee. Other audit, audit-related and tax services which have not been pre-approved are subject to specific prior approval. The Audit Committee reviews the fees paid or committed to Deloitte on at least a quarterly basis.

The Company may not engage Deloitte to provide the services described below:

1.	Bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	Financial information systems design and implementation;

3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	Actuarial services;

5.	Internal auditing services;

6.	Management functions or human resources services;

7.	Broker-dealer, investment adviser or investment banking services; or

8.	Legal services and other expert services unrelated to the audit.

Employees of Deloitte who are senior manager level or above, including lead or concurring partners and who have been involved with the Company in the independent audit, shall not be employed by the Company in any capacity for a period of five years after the termination of their activities on the Company account.

The Board of Directors recommends you vote FOR the ratification of appointment of the Company’s Independent Registered Public Accounting Firm.

3.	Approval of the ITT Corporation 2011 Omnibus Incentive Plan

We request shareholder approval of the ITT Corporation 2011 Omnibus Incentive Plan (the “2011 Plan”). Upon recommendation of our Compensation and Personnel Committee, the 2011 Plan was approved by our Board of Directors at its February 23, 2011 meeting and will become effective upon approval by the Company’s shareholders at our 2011 Annual Meeting. The 2011 Plan is intended to replace the ITT Corporation 2003 Equity Incentive Plan (the “Prior Plan” or the “2003 Plan”) on a prospective basis. If the 2011 Plan is approved by our shareholders, the 2011 Plan will replace the Prior Plan, on a prospective basis. If the 2011 Plan is not approved by our shareholders, the 2011 Plan will be null and void and the Prior Plan will remain in effect. Awards previously granted under the Prior Plan will remain in effect in accordance with their terms and the terms of the Prior Plan. We currently have no other plan that provides for grants of stock awards to our employees or directors.

A total of 9,200,00 shares of our common stock will be reserved for issuance under the 2011 Plan, plus any shares that remain available for grants of awards under the Prior Plan at the time of the approval of the 2011 Plan, which will be transferred to the 2011 Plan. For this purpose, shares that are subject to outstanding awards under the Prior Plan are not considered available for grants. The 2011 Plan contains a separate limit on the number of shares that can be issued with respect to “full value awards,” which includes restricted stock, restricted stock units and other awards other than stock options and stock appreciation rights granted with an exercise price at least equal to the fair market value of our shares on the grant date. This separate limit provides that 4,600,000 shares, plus any shares that remain available for full value awards under the Prior Plan will be available for issuance with respect to full value awards. As described in greater detail below, the 2011 Plan also provides that in certain circumstances where no shares are issued with respect to Prior Plan awards, such as upon forfeiture of the award, the shares subject to the Prior Plan award will be added to the 2011 Plan’s share reserves. As of December 31, 2010, the Prior Plan had 2,881,070 shares available for future grants of awards of which 1,447,257 could be issued as full value awards.

The following is a summary of the material terms of the 2011 Plan, as amended. The description of the 2011 Plan is qualified in its entirety by the actual provisions of the 2011 Plan, which is attached to this Proxy Statement as Appendix B.

Summary Description of the 2011 Plan

History of Stock Plans.  The 2011 Plan is a new plan that replaces, on a prospective basis, the Prior Plan. The Prior Plan was approved by the Board of Directors on March 11, 2003 and became effective upon approval by the shareholders at the 2003 Annual Meeting. On May 13, 2003, the Prior Plan replaced, on a prospective basis, the 2002 ITT Industries Stock Option Plan for Non-Employee Directors, the ITT Industries 1996 Restricted Stock Plan for Non-Employee Directors, and the 1994 ITT Industries Incentive Stock Plan. No new grants may be made from these prior plans.

Administration.  The 2011 Plan is administered by the Compensation and Personnel Committee (the “Committee”) of the Board of Directors, which we refer to in this summary as the committee. The committee interprets the terms and intent of the 2011 Plan and determines who is eligible to receive awards under the 2011 Plan. The committee may adopt rules, regulations and guidelines for administering the 2011 Plan and may delegate administrative duties to one or more of its members or to one or more agents or advisors. Additionally, the committee may, by resolution, authorize one or more of our officers to designate who can receive awards and the size of the awards, except that the committee may not delegate these responsibilities to any officer for awards granted to an employee that is considered one of our elected officers, or to the extent it would unintentionally cause awards not to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code.

Eligibility.  All of our employees and directors and the employees of our subsidiaries and other affiliates are eligible to participate in the 2011 Plan. All employees and all non-employee directors are currently eligible to participate. Because the 2011 Plan provides for broad discretion in selecting participants and in making awards, the total number of persons who will participate in the 2011 Plan and the benefits that will be provided to the participants cannot be determined at this time.

Stock Available for Issuance Under the 2011 Plan.  Subject to adjustment as provided in the 2011 Plan, the number of shares of our common stock reserved for issuance under the 2011 Plan shall be 9,200,000. In addition, (i) any shares remaining available for issuance under the Prior Plan that are not subject to outstanding awards as of the date of approval of the 2011 Plan shall also become available for grant under the 2011 Plan and (ii) any shares related to awards under the 2011 Plan or the Prior Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, or are settled in cash in lieu of shares, or are exchanged with the committee’s permission for awards not involving shares, shall be available again for grant under the 2011 Plan. Notwithstanding the foregoing, (x) upon the exercise of a stock-settled stock appreciation right or net-settled option granted under the 2011 Plan, the number of shares subject to the award (or portion of the award) that is then being exercised shall be counted against the maximum aggregate number of shares that may be issued under the 2011 Plan as provided above, on the basis of one share for every share subject thereto, regardless of the actual number of shares issued upon exercise and (y) any shares withheld (or, with respect to restricted stock, returned) in satisfaction of tax withholding obligations shall be counted as shares issued.

Subject to adjustment as provided in the 2011 Plan, the number of shares of our common stock reserved for issuance of full value awards shall not exceed 4,600,000. In addition, (i) any shares remaining available for issuance of full value awards under the Prior Plan as of the date of approval of the 2011 Plan shall only be available for grant of full value awards under the 2011 Plan and (ii) any shares related to full value awards under the 2011 Plan or the Prior Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares, or are exchanged with the committee’s permission for awards not involving shares, shall only be available again for grant of full value awards under the 2011 Plan.

Description of Awards Under the 2011 Plan.  Stock-based compensation will typically be issued in consideration for the performance of services to us and our subsidiaries and other affiliates. The 2011 Plan provides for a number of forms of stock-based compensation. The committee may award stock options, stock appreciation rights, restricted stock, restricted stock units and other awards as described below.

Stock Options.  The committee can award incentive stock options, which are intended to comply with Section 422 of the Internal Revenue Code, or nonqualified stock options, which are not intended to comply with Section 422 of the Internal Revenue Code. The committee determines the terms of the stock options, including the period during which the stock options may be exercised, which may not exceed ten years, and the exercise price of the stock options, which may not be less than the fair market value of the underlying shares of common stock on the date the stock option is granted. Subject to the specific terms of the 2011 Plan, the committee has discretion to set any additional limitations on stock option grants as it deems appropriate.

Each stock option award agreement sets forth the extent to which the participant will have the right to exercise the stock option following termination of the participant’s employment or service as a director. The termination provisions are determined within the discretion of the committee, need not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment or service as a director.

Upon the exercise of a stock option granted under the 2011 Plan, the exercise price is payable in full either in cash or its equivalent, tendering (either by actual delivery or attestation) previously acquired shares having an aggregate fair market value at the time of exercise equal to the exercise price, broker-assisted cashless exercise, net exercise, a combination of the foregoing or by any other method approved by the committee in its sole discretion.

Stock Appreciation Rights.  The committee may grant stock appreciation rights in tandem with stock options, freestanding and unrelated to options, or any combination of these forms. In any case, the form of payment of a stock appreciation right will be determined by the committee at the time of grant, and may be in shares of common stock, cash, or a combination of the two. If granted other than in tandem, the committee will determine the number of shares of common stock covered by, and the exercise period for, the stock appreciation right.

The 2011 Plan provides that a stock appreciation right’s base price may not be less than the fair market value of the underlying shares of common stock on the date the stock appreciation right is granted.

Upon exercise of the stock appreciation right, the participant will receive an amount equal to the excess of the fair market value of one share of stock on the date of exercise over the fair market value of one share of the stock on the grant date, multiplied by the number of shares of stock covered by the stock appreciation right exercise. If granted in tandem with an option, a stock appreciation right’s exercise period may not exceed that of the option. The participant may exercise a tandem stock appreciation right when the option is exercisable, surrender the option, and receive on exercise an amount equal to the excess of the fair market value of one share of stock on the date we receive the surrender election over the option exercise price, multiplied by the number of shares of stock covered by the stock appreciation right exercise.

Each stock appreciation right award agreement will set forth the extent to which the participant will have the right to exercise the stock appreciation right following termination of the participant’s employment or service as a director. The termination provisions will be determined within the discretion of the committee, need not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment or service as a director.

Restricted Stock.  The committee is also authorized to award shares of restricted common stock under the 2011 Plan upon such terms and conditions as it may establish. The participants may be required to pay a purchase price for each share of restricted stock granted. The award agreement will specify the period(s) of restriction, the number of shares of restricted common stock granted, such other provisions as the committee determines and/or restrictions under applicable federal or state securities laws. Although participants may have the right to vote these shares from the date of grant, they will not have the right to sell or otherwise transfer the shares during the applicable period of restriction or until satisfaction of other conditions imposed by the committee in its sole discretion. Participants may also receive dividends on their shares of restricted stock and the committee, in its discretion, will determine how such dividends are to be paid.

Each award agreement for restricted stock will set forth the extent to which the participant will have the right to retain unvested restricted stock following termination of the participant’s employment or service as a director. These provisions are determined in the sole discretion of the committee, need not be uniform among all shares of restricted stock issued under the 2011 Plan and may reflect distinctions based on reasons for termination of employment or service as a director.

Restricted Stock Units.  The committee is also authorized to award restricted stock units under the 2011 Plan upon such terms and conditions as it establishes. The award agreement will specify the period(s) of restriction, the number of restricted stock units granted, such other provisions as the committee determines and/or restrictions under applicable federal or state securities laws. The participants have no voting rights with respect to the restricted stock units and do not have the right to sell or otherwise transfer the units during the applicable period of restriction or until earlier satisfaction of other conditions imposed by the committee in its sole discretion. Participants may receive credit for dividends or dividend equivalents on their restricted stock units and the committee, in its discretion, will determine how such credits for dividends or dividend equivalents on restricted stock units are to be paid.

Each award agreement for restricted stock units will set forth the extent to which the participant will have the right to retain unvested restricted stock units following termination of the participant’s employment or service as a director. These provisions will be determined in the sole discretion of the committee, need not be uniform among all awards of restricted stock units issued under the 2011 Plan and may reflect distinctions based on reasons for termination of employment or service as a director.

Other Awards.  The committee may grant other awards which may include, without limitation, unrestricted shares, the payment of shares in lieu of cash, the payment of cash based on attainment of performance goals, service conditions or other goals established by the committee and the payment of shares in lieu of cash under other incentive or bonus programs. Payment under or settlement of any such other awards shall be made in such manner at such times and subject to such terms and conditions as the committee may determine.

Performance Measures.  The committee may grant awards under the 2011 Plan subject to the attainment of the following performance measures: net earnings, earnings per share, net income (before or after taxes), net sales growth, net operating profit, return measures (including, but not limited to, return on assets, capital, equity, or sales), productivity ratios, expense targets, working capital targets, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, earnings before or after taxes, interest, depreciation and/or amortization, gross or operating margins, margins, operating efficiency, customer satisfaction, employee satisfaction metrics, human resources metrics, share price (including, but not limited to, growth measures and total shareholder return), and Economic Value Added or EVA®.

Performance measures may be measured solely on the company’s or an affiliate’s performance, on a business unit basis, or a combination thereof. Performance measures may reflect absolute entity performance or a relative comparison of entity performance to the performance of a group of comparator companies, or published or special index that the committee selects. The committee may also compare the company’s stock price to various stock market indices. The committee may provide in any award that any evaluation of performance may include or exclude any of the following events that occur during a performance period: (1) asset write-downs, (2) litigation or claim judgments or settlements, (3) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (4) any reorganization and restructuring programs, (5) extraordinary nonrecurring items as described in Accounting Standards Codification (“ASC”) 225-30, (formerly) Accounting Principles Board Opinion No. 30, and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (6) acquisitions or divestitures, and (7) foreign exchange gains and losses.

Subject to the individual and 2011 Plan limits described herein, the number of performance-based awards granted to any participant in any year is determined by the committee in its sole discretion. The committee may reduce, but not increase, the value of a performance-based award.

Individual Limits.  The maximum number of shares with respect to which stock options may be granted to an individual during any one year is 3,500,000. The maximum number of shares with respect to which stock appreciation rights may be granted to any individual during any one year is 3,500,000. The maximum number of shares of restricted stock or restricted stock units that may be granted to an individual during any one year is 700,000. The maximum number of shares with respect to which other awards that may be granted to an individual during any one year is 700,000 and the maximum cash that may be payable with respect to other awards granted to an individual in any one year is $15,000,000. The maximum aggregate value of cash dividends or dividend equivalents that any individual may receive pursuant to awards in any one year shall not exceed $6,000,000.

Adjustment, Change of Control and Amendments.  The 2011 Plan provides for appropriate adjustments in the number and nature of shares of common stock subject to outstanding awards, the number of shares available for awards under the 2011 Plan, the individual award limits in the 2011 Plan and the exercise price of options and the grant price of stock appreciation rights, in the event of restructuring events and certain other events that change the value of our stock, such as a merger, reorganization, stock split, stock dividend, recapitalization through a large, non-recurring cash dividend, spin off or other similar event. The committee specifies in each Participant’s award agreement the treatment of outstanding awards upon a change of control.

The 2011 Plan may be modified or amended by the committee at any time and for any purpose which the committee deems appropriate, except that no amendment can adversely affect any outstanding awards in a material way without the affected award holder’s consent. Except for adjustments made in connection with events described in the prior paragraph, the exercise price of stock options and the grant price of stock appreciation rights issued under the 2011 Plan may not be reduced without the approval of shareholders.

Nontransferability.  Unless otherwise determined by the committee and provided in a participant’s award agreement, awards may not be assigned or transferred by a 2011 Plan participant except by will or by the laws of descent and distribution, and any stock option or stock appreciation right is exercisable during a participant’s lifetime only by the participant or by the participant’s guardian or legal representative. Nonqualified stock options and stock appreciation rights may not be transferred for value or consideration.

Section 162(m).  Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount we may deduct in any one year for compensation paid to our principal executive officer and our other three most highly-compensated executive officers other than our principal financial officer. There is, however, an exception to this limitation for certain performance-based compensation. Awards made pursuant to the 2011 Plan may constitute performance-based compensation that is not subject to the deductibility limitation of Section 162(m). To qualify for this exception, the shareholders must approve the material terms of the performance goals of the plan. To continue to qualify for this exception, the shareholders must reapprove the material terms of the performance goals of the plan every five years.

Approval of the 2011 Plan by our shareholders at the 2011 Annual Meeting will be deemed to constitute approval of the material terms of the performance goals under the 2011 Plan for purposes of Section 162(m). The material terms of the performance goals include the persons eligible to participate in the 2011 Plan, as described under the heading “Eligibility” above, the performance measures upon which performance awards will be based, as described under the heading “Performance Measures” above, and the maximum shares or cash value of awards that may be granted to an individual in any one year, as described under the heading “Individual Limits” above.

Duration of the 2011 Plan.  Subject to the committee’s right to terminate the 2011 Plan earlier, the 2011 Plan will remain in effect until all shares subject to the 2011 Plan have been purchased or acquired.

Federal Income Tax Consequences.  The following discussion covers some of the United States federal income tax consequences with respect to awards that may be granted under the 2011 Plan. It is a brief summary only. Participants should consult with their tax advisors for a complete statement of all relevant federal tax consequences. This summary does not describe state, local, or foreign tax consequences of an individual’s participation in the 2011 Plan.

Federal Income Tax Consequences — Participants

Options.  A plan participant will not recognize income for federal income tax purposes when incentive stock options are granted or exercised. If the participant disposes of shares acquired by exercise of an incentive stock option either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the incentive stock option, the participant will recognize in the year of disposition: (a) ordinary income, to the extent the lesser of either (1) the fair market value of the shares on the date of option exercise, or (2) the amount realized on disposition, exceeds the option exercise price; and (b) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. If the shares are sold after expiration of these holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the option exercise price.

The exercise of an incentive stock option may result in alternative minimum tax liability. The excess of the fair market value of the shares purchased on exercise of an incentive stock option over the exercise price paid for such shares is considered alternative minimum taxable income for alternative minimum tax purposes.

With respect to nonqualified stock options, the participant will recognize no income upon grant of the option, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the stock option exercise price.

Upon a subsequent disposition of the shares received from the exercise of an option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

Stock Appreciation Rights.  The recipient of a grant of stock appreciation rights will not realize taxable income on the date of such grant. Upon the exercise of a stock appreciation right, the recipient will realize ordinary income equal to the amount of cash or fair market value of stock received.

Restricted Stock.  A participant holding restricted stock will, at the time the shares vest, realize ordinary income in an amount equal to the fair market value of the shares and any cash received at the time of vesting. Dividends paid to the participant on the restricted stock during the restriction period will generally be ordinary income to the participant.

Restricted Stock Units.  A participant holding restricted stock units will, at the time the units vest, realize ordinary income in an amount equal to the fair market value of the shares and any cash received at the time of vesting.

Other Awards.  The tax consequences of other awards will depend upon the terms and conditions of such awards as determined by the committee. However, a participant holding other awards will generally realize ordinary income in an amount equal to the fair market value of the shares or cash received at the time of payment of shares or cash.

Federal Tax Consequences — ITT Corporation.  In general, we will receive an income tax deduction at the same time and in the same amount as the amount which is taxable to the employee as ordinary income, except to the extent prohibited by Section 162(m) of the Internal Revenue Code. To the extent a participant realizes capital gains, as described above, we will not be entitled to any corresponding deduction for federal income tax purposes.

Section 162(m).  As described above, under Section 162(m) of the Internal Revenue Code, compensation paid to covered employees in excess of $1 million for any taxable year generally is not deductible by us unless such compensation qualifies as performance-based compensation, which requires, among other things, that the compensation is paid pursuant to a plan, the material terms of which have been approved by our shareholders.

Generally, a covered employee under Section 162(m) means the principal executive officer and our three other highest compensated executive officers, other than our principal financial officer, as of the last day of the applicable taxable year.

It is presently anticipated that the committee will at all times consist of outside directors as required for purposes of Section 162(m), and that the committee will take the effect of Section 162(m) into consideration in structuring plan awards.

Future Plan Benefits.  The future benefits that will be received under the plan by particular individuals or groups are not determinable at this time.

The Board of Directors Recommendation

Under the laws of the State of Indiana, this matter is approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Accordingly, neither abstentions nor broker non-votes have any effect on the votes required under Indiana law. However, under NYSE rules, the 2011 Plan must be approved by a majority of the votes cast and the number of votes cast must represent more than 50% of all the shares entitled to vote. For purposes of the approval required under the New York Stock Exchange rules, abstentions will have the effect of a vote against this agenda item and broker non-votes will have no effect, except to the extent they impact whether the 50% of all common shares entitled to vote test has been satisfied. For the purpose of determining whether the number of votes cast represents more than 50% of the shares of common stock entitled to vote, abstentions will count as votes cast and broker non-votes will not count as votes cast. Approval of the material terms of the plan for purposes of Section 162(m) requires the affirmative vote of a majority of votes cast. For this purpose, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect.

The Board of Directors recommends you vote FOR approval of the ITT Corporation 2011 Omnibus Incentive Plan.

Equity Compensation Plan Information

The following sets forth information concerning the shares of common stock that may be issued under equity compensation plans as of December 31, 2010.

(c)
Number of Securities
Remaining Available
for Future Issuance
	(a)		Under Equity
	Number of Securities		Compensation Plans
	to be Issued Upon	(b)	(Excluding
	Exercise of	Weighted-Average	Securities
	Outstanding Options,	Exercise Price of	Reflected in
	Warrants and Rights	Outstanding Options,	Column (a))
Plan Category	(Thousands)	Warrants and Rights	(Thousands)

Equity Compensation Plans Approved by Security Holders(1)(2)	9,116 (3)	$42.54 (4)	2,881 (5)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	9,116	$42.54	2,881

(1)	Equity compensation plans approved by shareholders include the 1994 ITT Incentive Stock Plan, the 1996 Plan, the 2002 ITT Stock Option Plan for Non-Employee Directors and the 2003 Plan.

(2)	Since the approval of the 2003 Plan, no additional awards, including awards of restricted stock, will be granted under the other plans referred to in footnote (1) above. Under the 2003 Plan currently in effect, restricted stock and restricted stock units may be awarded up to a maximum aggregate grant of 300,000 shares or units in any one plan year to any one participant.

(3)	The weighted-average remaining contractual life of the total number of outstanding options was 3.1 years as disclosed in Note 17 to the Consolidated Financial Statements in the Company’s 2010 Annual Report on Form 10-K.

(4)	The weighted-average exercise price pertains only to 7,405 outstanding options and not to outstanding restricted stock units, which by their nature have no exercise price.

(5)	As of December 31, 2010, the number of shares available for future issuance under the 2003 Plan with respect to restricted stock and restricted stock unit awards was approximately 1,447,257, which is included in the 2,881,070 disclosed above.

4.	Approval of a Proposal to Amend the Company’s Restated Articles of Incorporation to Allow Shareholders to Call Special Meetings

The Company’s Board of Directors has proposed, and recommends that shareholders approve at the Annual Meeting, an amendment to the Company’s Restated Articles of Incorporation that would add a right permitting the Secretary of the Company to call a special meeting upon the written request of shareholders of record having, as of the date of the special meeting request, at least thirty-five (35%) percent of the voting power (excluding derivative securities from the determination of satisfaction of such threshold in order to ensure that the shareholder(s) seeking to call a special meeting have a true economic interest in the Company) of the outstanding shares of capital stock of the Company, provided that such special meeting request complies and is in accordance with the By-laws of the Company. Currently, only the entire Board of Directors (by majority vote) and the Chairman of the Board may call a special meeting of shareholders. The Board of Directors believes that establishing an ownership threshold of, and economic interest in, at least 35% of the voting power of the outstanding shares of capital stock of the Company in order for shareholders to request a special meeting strikes an appropriate balance between enhancing the rights of shareholders and seeking to avoid the situations that could arise if the threshold were set too low. The Board of Directors believes that calling a special meeting of shareholders is not a matter to be taken lightly. The Board of Directors believes that a special meeting should only be held to cover special or extraordinary events when fiduciary, strategic, significant transactional or similar considerations dictate that the matter be addressed on an expeditious basis, rather than waiting until the next annual meeting. Organizing and preparing for a special meeting involves significant management commitment of time and focus, and imposes substantial legal, administrative and distribution costs. The Board of Directors believes that setting the threshold too low carries a risk of frequent meeting requests, potentially covering agenda items relevant to particular constituencies as opposed to shareholders generally, with significant cost, management distraction and diversion of other corporate resources. The Board of Directors therefore has concluded that a lower threshold would not be in the best interest of shareholders and accordingly has chosen to propose a threshold percentage of 35%.

The Board of Directors has also adopted corresponding amendments to Company’s By-laws, which amendments shall become effective upon the approval by shareholders of this proposal to amend the Company’s Restated Articles of Incorporation. The By-laws amendment contains procedural and informational requirements for shareholders to call a special meeting and modifies the advance notice requirements for shareholder nominations of directors and the proposal of other business, as applicable, at an annual or special meeting of shareholders (whether called by shareholders or otherwise). The procedural and informational requirements for shareholders to call a special meeting include: no business may be conducted at the special meeting except as set forth in the Company’s notice of meeting; no shareholder special meeting request shall be effective if received by the Secretary during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting; a special meeting request shall not be effective if an annual or special meeting of shareholders that included an identical or substantially similar item of business (“similar business”) was held not more than 120 days before the special meeting request was received by the Secretary; a special meeting will not be held if the Board of

Directors or the Chairman of the Board has called or calls for an annual or special meeting to be held within 90 days after the special meeting request is received by the Secretary and the business to be conducted at such meeting included the similar business; any reduction in the aggregate net long position of the requesting shareholder below the 35% threshold following the delivery of the special meeting request shall constitute a revocation of such special meeting request; and in determining whether the 35% threshold has been satisfied where multiple requests are submitted, only requests dated and delivered to the Secretary within 60 days of the earliest dated special meeting request and identifying substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the meeting will be considered together. The modifications to the advance notice requirements for shareholder nominations of directors and the proposal of other business, as applicable, at an annual or special meeting of shareholders (whether called by shareholders or otherwise) include that the requesting shareholder’s notice must include information as to the business proposed to be conducted, and/or as to each nominee (as applicable), as to the shareholder giving notice and the beneficial owner, if any, on whose behalf the proposal is made and a description of any agreement, arrangement or understanding (including without limitation any swap or other derivative or short position, profits interest, hedging transaction, borrowed or loaned shares, any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, or other instrument), the intent or effect of which may be (x) to transfer any of the economic consequences of ownership of any security of the Company, (y) to increase or decrease the voting power with respect to shares of any class or series of capital stock of the Company and/or (z) to provide the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, or to mitigate any loss resulting from, the value (or any increase or decrease in the value) of any security of the Company, as well as require periodic updating and supplementing of the information required to be provided so such information shall be true and correct as of the record date for the meeting and date that is 15 days prior to the meeting or any adjournment or postponement thereof. In addition, a shareholder seeking to submit a director nomination or propose other business at an annual meeting must provide notice to the Company not less than 90 days nor more than 120 days prior to the date of the Company’s Proxy Statement released to shareholders in connection with the previous year’s annual meeting; provided however, that if no annual meeting was held in the previous year or the date of the annual meeting is changed by more than 30 days from the anniversary date of the previous year’s annual meeting, notice by the shareholder must be received not earlier than 120 days prior to such meeting and not later than the later of 90 days prior to such meeting or 10 days following the date on which the public announcement of the date of the meeting is first made. In the case of a special meeting called by the Company for the purpose of electing directors, shareholder notice must be given not earlier than 120 days prior to such special meeting and not later than 90 days prior to such special meeting or 10 days following the date on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

The descriptions of the amendments to the Restated Articles of Incorporation and By-laws are qualified in their entirety by the complete text of the proposed amendment to the Restated Articles of Incorporation, set forth in Appendix C, and the corresponding amendment to the By-laws, set forth in Appendix D.

Under the laws of the state of Indiana, this proposal is approved if the votes cast in favor of the proposal exceed the votes cast against, and the amendment to the Restated Articles of Incorporation will become effective upon the filing of Articles of Amendment to the Restated Articles of Incorporation with the Secretary of State of the State of Indiana substantially in the form attached as Appendix C, which the Company intends to do promptly after the Annual Meeting, at which time the corresponding amendments to the By-laws, substantially in the form attached as Appendix D, would become effective.

The Board of Directors recommends you vote FOR the proposal to amend the Company’s Restated Articles of Incorporation to allow shareholders to call special meetings.

5.	Non-Binding Advisory Vote to Ratify Named Executive Officers’ Compensation

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)) and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to approve, in a non-binding vote, the compensation of our named executive officers as disclosed on pages 50 to 101. The text of the resolution in respect of Proposal No. 5 is as follows:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and any related narrative discussion, is hereby APPROVED.”

In considering their vote, shareholders may wish to review with care the information on the Company’s compensation policies and decisions regarding the named executive officers presented in Compensation Discussion and Analysis on pages 50 to 101.

In particular, shareholders should note that the Company’s Compensation Committee bases its executive compensation decisions on the following:

•	alignment of executive and shareholder interests by providing incentives linked to earnings per share performance, revenue, free cash flow and return on invested capital;

•	the ability for executives to achieve long-term shareholder value creation without undue business risk;

•	creating a clear link between an executive’s compensation and his or her individual contribution and performance;

•	the extremely competitive nature of the industries in which we operate, whether in manufacturing or defense, and our need to attract and retain the most creative and talented industry leaders; and

•	comparability to the practices of peers in the industries that we operate in and other comparable companies generally.

While the results of the vote are advisory in nature the Board of Directors intends to carefully consider the results of the vote.

The Board of Directors recommends that you vote FOR the approval of the compensation of our named executive officers.

6.	Non-Binding Advisory Vote on the Frequency of Shareholder Votes on Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Act) and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to recommend, in a non-binding vote, whether a non-binding shareholder vote to approve the compensation of our named executive officers (that is, votes similar to the non-binding vote in Proposal No. 5) should occur every one, two or three years.

In considering their vote, shareholders may wish to review with care the information presented in connection with Proposal No. 5 on page 26, as well as the information on the Company’s compensation policies and decisions regarding the named executive officers presented in Compensation Discussion and Analysis on pages 50 to 101.

We believe that a non-binding shareholder vote on executive compensation should occur every year. We believe the one-year frequency provides the highest level of accountability and communication by enabling the non-binding shareholder vote to approve the compensation of our named executive officers to correspond with the most recent executive compensation information presented in our proxy statement for our annual meetings of shareholders.

We believe that providing the vote only every two or three years may prevent shareholders from communicating in a meaningful and coherent manner. For example, we may not know whether the shareholder vote approves or disapproves of compensation for the reporting period or the compensation for previous reporting periods or both. As a result, the implications of the shareholder vote could be difficult to discern.

If the non-binding vote on executive compensation will occur every year, a resolution subject to a non-binding shareholder vote to approve the compensation of our named executive officers will be presented in the proxy materials for the 2012 Annual Meeting of shareholders.

For the reasons stated above, the Board of Directors is recommending a vote for a one-year frequency for the non-binding shareholder vote to approve the compensation of our named executive officers. Note that shareholders are not voting to approve or disapprove the recommendation of the Board of Directors with respect to this proposal. Instead, each proxy card provides for four choices with respect to this proposal: a one, two or three year frequency or shareholders may abstain from voting on the proposal.

Your vote on this proposal will be non-binding on us and the Board of Directors, and it will not be construed as overruling a decision by us or the Board of Directors. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for us or the Board of Directors. However, the Board of Directors values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making future decisions on the inclusion of such proposals in the proxy materials as it deems appropriate.

The Board of Directors recommends that you vote ONE YEAR with respect to how frequently a non-binding shareholder vote to approve the compensation of our named executive officers should occur.

7.	Shareholder Proposal Requesting the Company Amend, where Applicable, ITT’s Policies Related to Human Rights

Several shareholders have advised the Company that they intend to present the following resolution at the Annual Meeting. In accordance with applicable proxy regulations, the proposed resolution and supporting statement, for which the Board of Directors and the Company accept no responsibility, are set forth below. Approval of this proposal would require the affirmative vote of a majority of the votes cast of ITT stock present in person or by proxy and entitled to vote at the Annual Meeting. Identical shareholder proposals were received from each of the following Mercy Investment Services, Inc., 2039 North Geyer Road St. Louis, MO 63131-3332; the Presbyterian Church (USA), 100 Witherspoon Street Louisville, KY 40202-1396; and The Domestic and Foreign Missionary Society of the Protestant Episcopal Church in the United States of America, 815 Second Avenue New York, NY 10017-4503 (collectively, the “Proponents”), which shareholders hold 56, 54, and 8,100 shares respectively.

2011 ITT Shareholder Resolution on Human Rights Policy

Whereas, ITT, as a global corporation, faces increasingly complex problems as the international social, and cultural context within which ITT operates changes.

Companies confront ethical and legal challenges arising from diverse cultures and political and economic contexts or operating in regions of conflict. Today, management must address issues that include human rights, workers’ right to organize and bargain collectively, non-discrimination in the workplace, environmental protection and sustainable community development. ITT does business in countries with human rights challenges including Colombia, Egypt and Israel.

Several international conventions, declarations and treaties contain internationally recognized standards designed to protect human rights — civil, political, social environmental, cultural and economic — that should be reflected in ITT’s policies. These include the Universal Declaration of Human Rights, the Fourth Geneva Convention, the Hague Conventions, International Covenant on Civil and Political Rights, the core labor standards of the International Labor Organization, and the International Covenant on Economic, Cultural and Social Rights. We believe these documents will help inform ITT’s revision of its human rights policy. Also, United Nations resolutions and reports of special rapporteurs on countries where ITT does business, and “Norms on the Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights,” adopted by the United Nations Sub-Commission on the Promotion and Protection of Human Rights in August 2003 are helpful, as are the comprehensive human rights policies designed for global companies found in “Principles for Global Corporate Responsibility: Bench Marks for Measuring Business Performance,” developed by an international group of religious investors.

As companies formulate comprehensive policies, we believe significant commercial advantages may accrue through enhanced corporate reputation, improved employee recruitment and retention, improved community and stakeholder relations and reduced risk of adverse publicity, consumer boycotts, divestment campaigns and lawsuits.

Resolved, shareholders request the Board to amend, where applicable, within ten months of the 2011 Annual Meeting, ITT’s policies related to human rights that guide its international and U.S. operations to conform more fully with international human rights and humanitarian standards.

SUPPORTING STATEMENT

We believe ITT’s current human rights policies are limited in scope, and provide little or no guidance for determining business relationships where our products or services could entangle the company in human rights violations. Although we do not recommend inclusion of any specific provision of the above-named documents in the revised policy, we believe ITT’s policies should reflect a more comprehensive understanding of human rights.

ITT should be able to assure shareholders that employees are treated fairly and with dignity wherever they work in the global economy. Going beyond internal practices, however, ITT should also provide similar assurance that its products and services are not used in human rights violations. One element of ensuring compliance is utilization of independent monitors composed of respected local human rights, religious and non-governmental organizations that know local culture and conditions. We believe the adoption of a more comprehensive human rights policy, coupled with implementation, enforcement and independent monitoring, will assure shareholders of ITT’s global leadership.

Board of Directors’ Statement in Opposition of the Proposal

The proposal requests that, within ten months of the 2011 annual meeting of shareholders, the Company revise its policies related to human rights that guide its international and U.S. operations in order to have them conform more fully with international human rights and humanitarian standards.

ITT has long supported human rights through its business practices and directly through a specific provision in its Code of Conduct. ITT has also included such rights in its ITT Management System (“IMS”) which incorporates ITT’s values. Over the past several years, ITT has continued to demonstrate progress in benchmarking and communicating its commitment to human rights. This commitment was further evidenced this year with the adoption of this Policy on Human Rights.

Beginning in 2008, ITT’s Vision and Values instituted a systematic company-wide commitment to respect, responsibility and integrity:

ITT Management System Values: Respect, Responsibility, & Integrity

•	Our values are our compass — we strive to do the right thing always

•	Treat others fairly and courteously

•	Sustain a culture of diversity and inclusion

This Vision and Values are fundamental to our culture and they are codified in ITT’s Code of Conduct which is available on the Company’s web site at http://www.itt.com/citizenship/governance/code-conduct/. To ensure awareness of ITT’s leadership commitments, the Company conducts training for its employees. This training reinforces the responsibility of all employees to act ethically and report possible violations.

In 2009, ITT modified its Code of Conduct to add specific language regarding its commitment to Human Rights:

Code of Conduct:

We are committed to conducting our business in a manner that respects and advances human rights based on our values and operating principles. We uphold human rights at all times and in all locations, regardless of local business customs.

In particular, we are committed to:

•	Providing safe and secure conditions for those working on our Company’s behalf

•	Protecting the environment

•	Following all applicable wage and hour laws

•	Strictly prohibiting human trafficking and the use of child or forced labor, including prison or bonded labor

•	Treating each other fairly and equitably

To ensure that every facet of our business upholds these standards, we seek business partners who share these commitments.

Then, in 2010, ITT conducted further researched and benchmarked corporate best practices on Human Rights. Based on the results from that external benchmarking effort, and with a desire to continuously improve ITT’s ethical culture, in 2011, ITT implemented a specific Policy on Human Rights. The policy, which operates in conjunction with ITT’s Vision and Values and Code of Conduct, applies to all ITT employees worldwide and to ITT’s global supply chain partners within ITT’s sphere of influence.

ITT’s newly implemented Policy on Human Rights states that ITT fully supports and adheres to the principles of both the Universal Declaration of Human Rights and the United Nations Global Compact where we operate. Furthermore, the policy states that ITT will work to identify and do business with supply chain partners who aspire to conduct their business in a similar manner. To underscore this commitment, the Company has published the full policy on its web site at http://www.itt.com/citizenship/employees/.

For the foregoing reasons, the Board of Directors believes that ITT has substantially fulfilled the request of this shareholder proposal with the adoption of its Policy on Human Rights.

The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal.

Information about the Board of Directors

Responsibilities of the Board of Directors.  The Board of Directors sets policy for ITT and advises and counsels the chief executive officer and the executive officers who manage the Company’s business and affairs. The Board of Directors is responsible for assuring that:

•	the Company’s businesses are conducted in conformity with applicable laws and regulations;

•	the Company’s systems of financial reporting and internal controls are adequate and properly implemented and the Company has appropriate risk management structures in place;

•	there is continuity in the leadership of the Company;

•	management develops sound business strategies;

•	adequate capital and managerial resources are available to implement the business strategies;

•	the Company’s long-term strategies, significant investments in new businesses, joint ventures and partnerships and significant business acquisitions, including assessment of balance sheet impacts and other financial matters, are reviewed and approved; and

•	the Company’s operating plans and capital, research and development and engineering budgets are reviewed and approved.

Governance Principles.  The Board of Directors has adopted principles for governance of the Board (the “Corporate Governance Principles”) and charters for each of its standing committees. The Corporate Governance Principles provide, among other things, that an Independent Presiding Director shall be appointed on an annual basis (but no Non-Management Director shall serve more than three consecutive annual terms) to preside at meetings of the Board of Directors at which the Chairman is not present, including regularly scheduled private sessions of the Non-Management Directors.

The Corporate Governance Principles further provide that Directors must be able to devote the requisite time for preparation and attendance at regularly scheduled Board and Board Committee meetings, as well as be able to participate in other matters necessary for good corporate governance. To help assure that Directors are able to fulfill their commitments to the Company, the Corporate Governance Principles provide that Directors who are chief executive officers of publicly traded companies may serve on not more than two public company boards (including the ITT Board) in addition to service on their own board and other Directors may not serve on more than four public company boards (including the ITT Board). The Corporate Governance Principles and Committee Charters are reviewed by the Board at least annually and posted on the Company’s website at http://www.itt.com/responsibility/governance/corporate-governance/governance-controls/. A copy of the Corporate Governance Principles will be provided, free of charge, to any shareholder upon request to the Secretary of ITT Corporation.

Leadership Structure.  The Board has considered the leadership structure of the Company and has determined that the chief executive officer of the Company shall also serve as the Chairman of the Board of Directors. The Board feels that the combination of these two roles provides efficient and effective use of resources and that Mr. Loranger’s position as Chief Executive Officer gives him unique and valuable insight into matters addressed by the Board of Directors. The Board also believes that it is important for long-term and short-term strategies to be controlled by a singular executive. However, the Board of Directors appoints an Independent Presiding Director, whose position is described more fully at Section III.G of the Board’s Corporate Governance Principles, http://www.itt.com/responsibility/governance/principles/. The Independent Presiding Director is available to address issues or concerns raised by other Non-Management Directors, senior executives or major shareholders not readily addressable directly to the Chairman, President and Chief Executive Officer. The Independent Presiding Director advises the Chairman, President and Chief Executive Officer and communicates any issues or concerns to or from the full Board and the Chairman, President and Chief Executive Officer. The Independent Presiding Director assists the Chairman, President and Chief Executive Officer in developing appropriate schedules and agendas for Board and Committee meetings, and acts on behalf of the Chairman, President and Chief Executive Officer and the Board as a formal coordinating point for facilitating, canvassing, reconciling and communicating board issues, concerns and recommendations. The Independent Presiding Director chairs regular meetings of the independent directors, including presiding over executive sessions. The Board of Directors has selected Ralph F. Hake as its Independent Presiding Director, to serve a one-year term, expiring in May 2011.

Communication with the Board of Directors.  Interested parties may contact the Independent Presiding Director, all outside Directors as a group, the entire Board of Directors, a committee of the Board of Directors or an individual Director by submitting a letter to the desired recipient in a sealed envelope labeled “Independent Presiding Director,” “Outside Directors,” “Board of Directors”, or with the name of the Board committee or a specific director. This sealed envelope should be placed in a larger envelope and mailed to the Secretary, ITT Corporation, 1133 Westchester Avenue, White Plains, NY 10604, USA. The Secretary will forward the sealed envelope to the designated recipient.

Policies for Approving Related Person Transactions.  The Company and the Board have adopted formal written policies for evaluation of potential related person transactions, as those terms are defined in the SEC’s rules for executive compensation and related person disclosure, which provide for review and pre-approval of transactions which may or are expected to exceed $120,000 involving Non-Management Directors, Executive Officers, beneficial owners of five percent or more of the Company’s common stock or other securities and any immediate family of such persons. The Company’s policy generally groups transactions with related persons into two categories: (1) transactions requiring the approval of the Nominating and Governance Committee and (2) certain transactions, including ordinary course transactions below established financial thresholds, that are deemed pre-approved by the Nominating and Governance. The Nominating and Governance Committee is deemed to have pre-approved certain transactions identified in Item 404(a) of Regulation S-K that are not required to be disclosed even if the amount involved exceeds $120,000. In addition, any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer), director and/or beneficial owner of less than 10% of that company’s shares is deemed pre-approved; provided, however, that with respect to directors, if a director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, such transaction shall be reviewed by the Nominating and Governance Committee and not considered appropriate for automatic pre-approval. Regardless of whether a transaction is deemed pre-approved, all transactions in any amount are required to be reported to the Nominating and Governance Committee. Subsequent to the adoption of the written procedures above, the Company has followed these procedures regarding all reportable related person transactions. The Company’s Related Person Transaction Policy is posted on the Company’s website at: http://www.itt.com/responsibility/governance/related-party-transactions/.

Code of Corporate Conduct.  The Company has also adopted the ITT Code of Corporate Conduct which applies to all employees, including the Company’s Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer and, where applicable, to its Non-Management Directors. The Code of Corporate Conduct is also posted on the Company’s website at http://www.itt.com/responsibility/conduct/. The Company discloses any changes or waivers from the Code of Corporate Conduct on its website for the Company’s Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, its Non-Management Directors and other executive officers. In addition, the Company will disclose within four business days any substantive changes in or waivers of the Code of Corporate Conduct granted to our Chief Executive Officer, Chief

Financial Officer and Principal Accounting Officer, or persons performing similar functions, by posting such information on our website as set forth above rather than by filing a Form 8-K. A copy of the Code of Corporate Conduct will be provided, free of charge, to any shareholder upon request to the Secretary of ITT Corporation.

Independent Directors.  The Company’s By-laws require that a majority of the Directors must be independent directors. Additionally, the Company’s Non-Management Directors must meet the NYSE independence standards and the Company’s Corporate Governance Principles independence standards. The Company’s Corporate Governance Principles define independence. The Charters of the Audit, Compensation and Personnel, Nominating and Governance, and Strategy and Finance Committees as well as the resolution establishing the Special Litigation Committee also require all members to be independent directors.

Based on its review, the Board of Directors affirmatively determined, after considering all relevant facts and circumstances, that no Non-Management Director has a material relationship with the Company and that all Non-Management Directors, including all members of the Audit, Compensation and Personnel, Corporate Responsibility, Nominating and Governance and Strategy and Finance Committees, meet the independence standards of the Company’s Corporate Governance Principles and By-laws as well as the independence definition in the current NYSE corporate governance rules for listed companies.

NYSE Independence Requirements:

(a) A Director qualifies as “independent” when the board of directors affirmatively determines that the director has no material relationship with the company, or any subsidiary in a consolidated group (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Companies must identify which directors are independent and disclose the basis for that determination.

(b)	In addition, a director is not independent if:

(i)	The director is, or has been within the last three years, an employee of the listed company, or an immediate family member is, or has been within the last three years, an executive officer, of the listed company.

(ii)	The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

(iii)	(A) The director or an immediate family member is a current partner of a firm that is the company’s internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the listed company’s audit within that time.

(iv)	The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the listed company’s present executive officers at the same time serves or served on that company’s compensation committee.

(v)	The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the listed company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

In addition to the NYSE standards, and the independence standards in the Company’s By-laws, the Board has adopted the following additional standards for independence described below, which are included in the Board’s Corporate Governance Principles.

Under the Corporate Governance Principles, an independent director is someone who is free of any relationship that would interfere with the exercise of independent judgment, and within the past 5 years:

•	has not been employed by the Company in an executive capacity;

•	has not been an advisor or consultant to the Company, and has not been affiliated with a company or a firm that is;

•	has not been affiliated with a significant customer or supplier of the Company;

•	has not had a personal services contract with the Company;

•	has not been affiliated with a tax-exempt entity that receives significant contributions from the Company;

•	has not been related to any of the persons described above; and

•	has not been part of an interlocking directorate in which an executive officer of the Company is a member of the compensation committee of the company that employs the Director.

Each year, the Company’s Directors and executive officers complete annual questionnaires designed to elicit information about potential related person transactions. Additionally, Directors and executive officers must promptly advise the Corporate Secretary if there are any changes to the information previously provided.

The Nominating and Governance Committee reviews and considers all relevant facts and circumstances with respect to independence for each Director standing for election prior to recommending selection as part of the slate of Directors presented to the shareholders for election at the Company’s Annual Meeting. The Nominating and Governance Committee reviews its recommendations with the full Board, which separately considers and evaluates the independence of Directors standing for re-election using the additional standards described above.

In February 2011, the Board considered regular commercial sales and payments in the ordinary course of business as well as charitable contributions with respect to each of the Non-Management Directors standing for re-election at the Company’s 2011 Annual Meeting. In particular, the Board evaluated the amount of sales to ITT or purchases by ITT with respect to companies where any of the Directors serve or served as an executive officer or director.

With respect to General Kern, in 2009 the Nominating and Governance Committee and Board of Directors considered the employment by the Company of General Kern’s brother-in-law noting the employment was in a non-executive capacity. The Board further noted that neither General Kern nor the family member was aware of the relationship of the other to the Company prior to employment. After consideration, the Board determined that the employment matter did not alter General Kern’s status and he continues as an independent director. In no other instances was a Director a current employee, or was an immediate family member of a Director a current executive officer, of a company that has made payments to, or received payments from the Company for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million, or 2% of each respective company’s consolidated gross revenues. The Board also considered the Company’s charitable contributions to non-profit organizations with respect to each of the Non-Management Directors. No contributions exceeded 1% of the consolidated gross revenues of any non-profit organization.

Mr. Loranger is not independent because of his position as Chairman, President and Chief Executive Officer of the Company.

The following are the independent directors standing for election: Drs. Crawford, Hamre, and Mohapatra; General Kern; Messrs. Hake, MacInnis, and Tambakeras; Mrs. Gold and Ms. Sanford.

Board and Committee Roles in Oversight of Risk.  The Board of Directors has primary responsibility for overall risk oversight, including the Company’s risk profile and management controls. The Audit Committee of the Board monitors the Company’s operational and regulatory risk management and risk assessment program, including all risk mitigation processes. The General Internal Auditor, who has responsibility for assessing, monitoring and auditing the Company’s global risk profile, reports directly to the Audit Committee and reports on a functional basis to the Chief Financial Officer. The Strategy and Finance Committee of the Board monitors financial liquidity and financing risk. The Compensation and Personnel Committee reviews and assesses compensation and incentive program risks to ensure that the Company’s compensation programs encourage innovation and balance appropriate business risk and rewards without encouraging risk-taking behaviors which may have a material adverse effect on the Company. The Compensation and Personnel Committee structures compensation so that unnecessary or excessive risk-taking behavior is discouraged and behaviors correlated with long-term value creation are encouraged. The Board, Audit, Compensation and Personnel and Strategy and Finance Committees receive regular reports with respect to the Company’s risk profile and risk management controls.

Compensation Committee Interlocks and Insider Participation.  None of the members of the Compensation and Personnel Committee during fiscal year 2010 or as of the date of this proxy statement has been an officer or employee of the Company and no executive officer of the Company served on the Compensation Committee or board of any company that employed any member of the Company’s Compensation and Personnel Committee or Board of Directors.

Director Selection and Composition.  Directors of the Company must be persons of integrity, with significant accomplishments and recognized business stature. The Nominating and Governance Committee desires that the Board of Directors be diverse in terms of its viewpoints, professional experience, education and skills as well as race, gender and national origin. In addition, ITT’s corporate governance principles state that as part of the membership criteria for new Board members, individuals must possess such attributes and experiences as are necessary to provide a broad range of personal characteristics including diversity, management skills, and technological, business and international experience. On an annual basis, as part of its self-evaluation, the Board of Directors assesses whether the mix of directors is appropriate for the Company. In addition, the Nominating and Governance Committee assesses the effectiveness of these criteria by referring to the criteria when it periodically assesses the composition of the Board. The Board of Directors actively seeks to consider diverse candidates for membership on the Board when it has a vacancy to fill and includes diversity as a specific factor when conducting any search. As part of its process in identifying new candidates to join the Board of the Directors, the Nominating and Governance Committee considers whether and to what extent the candidate’s attributes and experiences will individually and collectively complement the existing Board, recognizing that ITT’s businesses and operations are diverse and global in nature. Currently, the Board consists of ten directors. Out of the ten directors, two are female, one is African American and one is from India. The directors come from diverse professional backgrounds, including technology, financial and manufacturing industries as well as governmental and non-governmental agencies.

To be considered by the Nominating and Governance Committee as a Director candidate, a nominee must meet the requirements of the Company’s By-laws and Corporate Governance Principles. A nominee should also have experience as a board member, chief executive officer or senior officer of a publicly traded or large privately held company, or have achieved recognized prominence in a relevant field as, for example, a distinguished faculty member of a highly regarded educational institution or senior governmental official. In addition to these minimum qualifications, the Nominating and Governance Committee evaluates each nominee’s skills to determine if those skills are complementary to the skills demonstrated by current Board members. The Nominating and Governance Committee also evaluates the Board’s needs for operational, technical, management, financial, international or other expertise.

Prior to recommending nominees for election as Directors, the Company’s Nominating and Governance Committee engages in a deliberative, evaluative process to ensure each nominee possesses the skills and attributes that individually and collectively will contribute to an effective Board of Directors. Biographical information for each candidate for election as a Director is evaluated and candidates for election participate in interviews with existing Board members and management. Each candidate is subject to thorough background checks. Director nominees must be willing to commit the requisite time for preparation and attendance at regularly scheduled Board and Committee meetings and participation in other matters necessary for good corporate governance.

The Nominating and Governance Committee identifies Director candidates through a variety of sources including personal references and business contacts. On occasion, the Nominating and Governance Committee utilizes a search firm to identify and screen Director candidates and pays a fee to that firm for each such candidate elected to the Board of the Company. The Nominating and Governance Committee will consider director nominees recommended by shareholders for election to the Company’s Board who meet the qualification standards described above. (See Section II.E. of the Nominating and Governance Charter at http://www.itt.com/responsibility/governance/nominating/.) The Nominating and Governance Committee also evaluates and makes recommendations to the Board of Directors concerning appointment of Directors to Board Committees, selection of Board Committee Chairs, Committee member qualifications, Committee member appointment and removal, Committee structure and operations and proposal of the Board slate for election at the Annual Meeting of Shareholders, consistent with criteria approved by the Board of Directors.

Committees of the Board of Directors.  The standing Committees of the Board described below perform essential corporate governance functions. In October of 2007 the Board also formed a Special Litigation Committee to oversee an independent investigation involving the Company’s Night Vision matter.

Audit Committee

2010 Audit Committee Members are:

Frank T. MacInnis, Chair Christina A. Gold Ralph F. Hake Surya N. Mohapatra Linda S. Sanford

Meetings in 2010:	10

Responsibilities:
• Subject to any action that may be taken by the full Board, the Audit Committee has the ultimate authority and responsibility to determine Deloitte qualifications and independence, and to appoint (or nominate for shareholder ratification), evaluate, and where appropriate, consider rotation or replacement of Deloitte.

• Review and discuss with management and Deloitte, and approve the audited financial statements of the

Company and make a recommendation regarding inclusion of those financial statements in any public filing including the Company’s Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K), including discussion of the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations.

• Review and consider with Deloitte matters required to be discussed by PCAOB Standards, Statement of Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication with Those Charged with Governance) and all other applicable regulatory agencies.

• Review with management and Deloitte the effect of regulatory and accounting initiatives on the Company’s financial statements.

• As a whole, or through the Committee chair, review and discuss with Deloitte the Company’s interim financial results to be included in the Company’s earnings report or quarterly reports to be filed with the SEC, including discussion of the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to the filing of its Form 10-Q with the SEC.

• Review and discuss with management the types of information to be disclosed and the types of presentations to be made with respect to the Company’s earning releases and rating agency presentations.

• Monitor and discuss with management and Deloitte the quality and adequacy of the Company’s internal controls and their effectiveness, and meet regularly and privately with the General Auditor.

• Annually request from Deloitte a formal written statement delineating all relationships between Deloitte and the Company, consistent with the PCAOB Rule 3526.

• With respect to such relationships, the Audit Committee shall:

• Discuss with Deloitte any disclosed relationships and the impact of the relationship on Deloitte independence; and

• Assess and recommend appropriate action in response to the Deloitte report to satisfy itself of the auditor’s independence.

• Adopt and monitor implementation and compliance with the Company’s Non-Audit Services Policy, which addresses approval requirements and the limited circumstances in which Deloitte or other service providers may be retained for non-audit services.

• Confirm the scope of audits to be performed by Deloitte and any outside internal audit service provider, monitor progress and review results. Review fees and expenses charged by Deloitte and any party retained to provide internal audit services.

• On an annual basis, discuss with Deloitte its internal quality control procedures, material issues raised in quality control or peer review and any inquiries by governmental or professional authorities regarding the firm’s independent audits of other clients.

• Review significant findings or unsatisfactory internal audit reports or audit problems or difficulties encountered by Deloitte, and monitor management’s response to such findings.

• Provide oversight and discuss with management, internal auditors and Deloitte, the adequacy and effectiveness of the Company’s overall risk assessment and risk management process, including all risk mitigation processes.

• Review its performance and Charter at least annually and make recommendations to the Board of Directors for approval and adoption of its Charter.

• Review regularly and consider the Company’s environmental, safety and health reserves.

• Review expense accounts of senior executives.

• Update the Board of Directors on a regular basis with respect to matters coming to its attention that may have a significant impact on the Company’s financial condition or affairs and the Company’s compliance with legal or regulatory requirements and the performance and independence of Deloitte and the internal audit function.

• Review major issues regarding accounting principles and financial statement presentations, significant changes to the Company’s selection or application of accounting principles and major issues relating to the Company’s internal controls including any specifically required steps to correct identified major internal control issues. The Audit Committee also reviews management or Deloitte’s analyses regarding significant financial reporting issues and judgments made in preparing financial statements including analyses of alternative GAAP methods as well as the effect of regulatory and accounting initiatives and off-balance sheet structures, if any, on the Company’s financial statements.

• Review all material related party transactions prior to initiation of the transaction and make recommendations to the Board of Directors for approval or disapproval.

• In conjunction with the Board of Directors, evaluate the qualifications of its members and its own performance on an annual basis.

• Meet separately, on a regular basis, with Deloitte, internal auditors, and members of management, as well as privately as a Committee.

• Establish policies regarding the Company’s employment and retention of current or former employees of Deloitte or outsourced internal auditor.

• With respect to complaints concerning accounting, internal accounting controls or auditing matters:

• Review and approve procedures for receipt, retention and treatment of complaints received by the Company; and

• Establish procedures for the confidential, anonymous submission of complaints to the Audit Committee.

• Establish levels for payment by the Company of fees to Deloitte and any advisors retained by the Audit Committee.

• Receive regular reports from the Chief Executive Officer, Chief Financial Officer and from the Company’s disclosure control committee representative on the status of the Company’s disclosure controls and related certifications, including disclosure of any material weaknesses or significant deficiencies in the design or operation of internal controls and any fraud that involves management or other employees with a significant role in internal controls.

• Prepare the Report of the Audit Committee for the Company’s Proxy Statement.

Although more than one member of the Board of Directors satisfies the requirements of the audit committee financial expert, the Board of Directors has identified Ralph F. Hake as the audit committee financial expert.

Independence

The Board of Directors has determined that each member of the Audit Committee meets the independence standards set out in the Board’s Corporate Governance Principles and its Audit Committee Charter and the requirements of the NYSE currently in effect and Rule 10A-3 of the

Exchange Act. The Board of Directors has evaluated the performance of the Audit Committee consistent with the regulatory requirements.

A copy of the Audit Committee Charter is available on the Company’s website http://www.itt.com/responsibility/governance/audit/. The Company will provide, free of charge, a copy of the Audit Committee Charter to any shareholder, upon request to the Secretary of ITT.

Compensation and Personnel Committee

2010 Compensation and Personnel Committee Members are:

Linda S. Sanford, Chair Curtis J. Crawford Ralph F. Hake Frank T. MacInnis

Meetings in 2010:	6

The Committee’s primary objective is to establish a competitive executive compensation program that clearly links executive compensation to business performance and shareholder return, without excessive enterprise risk.

Responsibilities:	• Approve and oversee administration of the Company’s employee compensation program including incentive plans and equity-based compensation plans.

• Evaluate senior management and Chief Executive Officer performance, evaluate enterprise risk and other risk factors with respect to compensation objectives, set annual performance objectives for the Chief Executive Officer and approve individual compensation actions for the Chief Executive Officer and officers at the vice president level and above, as well as certain other selected positions.

• Oversee the establishment and administration of the Company’s benefit programs.

• Select, retain and determine the terms of engagement for independent compensation and benefits consultants and other outside counsel, as needed, to provide independent advice to the Committee with respect to the Company’s current and proposed executive compensation and employee benefit programs. In 2010 and prior years, the Committee obtained such advice.

• Oversee and approve the continuity planning process and review with the full Board of Directors, which provides final approval.

• Regularly report to the Board of Directors on compensation, benefits, continuity and related matters.

• Prepare the Compensation Committee Report for the Company’s Proxy Statement.

• Review regularly and consider the Company’s Inclusion & Diversity strategy and the effectiveness of related programs and policies.

• Review its performance and Charter at least annually and make recommendations to the Board of Directors for approval and adoption of its Charter.

More detail regarding the processes and procedures used to determine executive compensation is found in the Compensation Discussion and Analysis starting on page 50.

Independence

The Board of Directors has determined that each member of the Compensation and Personnel Committee meets the independence standards set out in the Board’s Corporate Governance Principles and its Compensation and Personnel Committee Charter and the requirements of the NYSE currently in effect.

A copy of the Compensation and Personnel Committee Charter is available on the Company’s website http://www.itt.com/responsibility/governance/compensation/. The Company will provide, free of charge, a copy of the Compensation and Personnel Committee Charter to any shareholder, upon request to the Secretary of ITT.

Corporate Responsibility Committee

2010 Corporate Responsibility Committee Members are:

John J. Hamre, Chair Linda S. Sanford Markos I. Tambakeras

Meetings in 2010:	1

Responsibilities:	• Review and make recommendations concerning the Company’s roles and responsibilities as a good corporate citizen.

• Review and consider major claims and litigation involving the Company and its subsidiaries.

• Regularly assess the adequacy and effectiveness of the Company’s Code of Corporate Conduct and review any violations of the Code.

• Review its performance and Charter at least annually and make recommendations to the Board of Directors for approval and adoption of its Charter.

Independence

The Board of Directors has determined that each member of the Corporate Responsibility Committee meets the independence standards set out in the Board’s Corporate Governance Principles and its Corporate Responsibility Committee Charter.

A copy of the Corporate Responsibility Committee Charter is available on the Company’s website http://www.itt.com/responsibility/governance/corporate-responsibility/. The Company will provide, free of charge, a copy of the Corporate Responsibility Committee Charter to any shareholder, upon request to the Secretary of ITT.

Nominating and Governance Committee

2010 Nominating and Governance Committee Members are:

John J. Hamre, Chair Curtis J. Crawford Paul J. Kern Markos I. Tambakeras

Meetings in 2010:	4

Responsibilities:	• Develop, annually review, update and recommend to the Board of Directors corporate governance principles for the Company.

• In the event it is necessary to select a new chief executive officer, lead the process for candidate evaluation, consideration and screening. The full Board of Directors has the final responsibility to select the Company’s chief executive officer.

• Evaluate and make recommendations to the Board of Directors concerning the composition, governance and structure of the Board.

• Make recommendations to the Board of Directors concerning the qualifications, compensation and retirement age of Directors.

• Administer the Board of Directors’ annual evaluation process.

• Review and recommend to the full Board matters and agenda items relating to the Company’s Annual Meeting of shareholders.

• Review the form of Annual Report to Shareholders, Proxy Statement and related materials.

• Review the Company’s business continuity and disaster recovery programs and plans.

• Review the Company’s communication and advertising program and other activities involving community relations, major charitable contributions and promotion of the Company’s public image.

• Determine desired Board and Director skills and attributes and conduct searches for prospective board members whose skills and attributes reflect those desired for the Board of Directors.

• Identify, evaluate and propose nominees for election to the Board of Directors.

• Make recommendations to the Board of Directors concerning the appointment of Directors to Board Committees and the selection of Board Committee Chairs.

• Evaluate and make recommendations regarding senior management requests for approval to accept membership on outside boards.

• Review regularly and consider the Company’s programs and policies for effecting compliance with laws and regulations involving the environment, safety and health.

• Provide oversight and discuss with management, internal auditors and Deloitte the adequacy and effectiveness of the Company’s insurance programs.

• Review and consider the Company’s policies and efforts with respect to compliance with government contracts, international laws and regulations and export controls.

• Review its performance and Charter at least annually and make recommendations to the Board of Directors for approval and adoption of its Charter.

As described on pages 34 to 35 the Nominating and Governance Committee will consider director nominees recommended by shareholders for election to the Company’s Board who meet the qualification standards. (See Section II.E of the Nominating and Governance Charter at http://www.itt.com/responsibility/governance/nominating/).

Independence

The Board of Directors has determined that each member of the Nominating and Governance Committee meets the independence standards set out in the Board’s Corporate Governance Principles and its Nominating and Governance Committee Charter and the requirements of the NYSE currently in effect.

A copy of the Nominating and Governance Committee Charter is available on the Company’s website http://www.itt.com/responsibility/governance/nominating/. The Company will provide, free of charge, a copy of the Nominating and Governance Committee Charter to any shareholder, upon request to the Secretary of ITT.

Strategy and Finance Committee

2010 Strategy and Finance Committee Members are:

Markos I. Tambakeras, Chair Christina A. Gold John J. Hamre Paul J. Kern Surya N. Mohapatra

Meetings in 2010:	4

Responsibilities:	• Receive periodic updates on global macroeconomic issues.

• Review and consider the Company’s:

• Strategic plans;

• Operations excellence performance;

• Operating plan;

• Capital structure, including stock repurchases, debt offerings and financing, and dividends;

• Corporate guarantees;

• Acquisition integration;

• Pension plan performance, style and asset allocation and ERISA compliance;

• Tax compliance, tax planning and related matters;

• Commodity hedge transactions and strategies;

• Investor relations matters;

• Risk assessment with respect to financial liquidity and financing; and

• Strategic issues.

• Review and recommend for approval significant business acquisitions and divestitures, and other related matters.

• Review and assess its performance on an annual basis.

• Review and approve its Charter at least annually and make recommendations to the Board of Directors for approval and adoption of its Charter.

The Strategy and Finance Committee oversees all areas of strategy and corporate finance to ensure the Company maintains adequate financial liquidity and appropriate credit ratings and to ensure the Company’s strategic initiatives are consistent with the Company’s financial and strategic plans. The Board of Directors retains the ultimate power and authority with respect to strategic direction and major strategic and financial decisions.

Independence

The Board of Directors has determined that each member of the Strategy and Finance Committee meets the independence standards set out in the Board’s Corporate Governance Principles and its Strategy and Finance Committee Charter.

A copy of the Strategy and Finance Committee Charter is available on the Company’s website http://www.itt.com/responsibility/governance/strategy-finance/. The Company will provide, free of charge, a copy of the Strategy and Finance Committee Charter to any shareholder, upon request to the Secretary of ITT.

Special Litigation Committee

On April 17, 2007, ITT’s Board of Directors received a letter on behalf of a shareholder requesting that the Board take appropriate action against the employees responsible for the violations at our Night Vision facility described above. During 2007 and 2008, the Company also received notice of four shareholder derivative actions each filed in the U.S. District Court for the Southern District of New York. On July 10, 2010, the Court granted ITT’s Motion to Terminate the proceedings. This matter is concluded.

Meetings of the Board and Committees

During 2010, there were five regularly scheduled Board meetings and 25 meetings of standing Committees. All Directors attended at least 75% of the aggregate of all meetings of the Board and standing Committees on which they served. It is Company practice that all Directors attend the Company’s Annual Meeting. All Directors attended the Company’s 2010 Annual Meeting. For 2011, the Board has scheduled five regular meetings. In conjunction with the regular meetings, those Directors who are not employees of ITT are scheduled to meet privately (without management) following each Board meeting during the year. The Independent Presiding Director presides over these private meetings.

2010 Non-Management Director Compensation

The following table represents the 2010 grant date fair value of Non-Management Director compensation computed in accordance with GAAP. As discussed in more detail in the narrative following the table, all Non-Management Directors receive the same cash, stock, and options awards for service as a Non-Management Director (except Mr. MacInnis as the Audit Committee Chair received an additional $10,000 cash payment). Mr. Loranger, as an employee Director, does not receive compensation for his Board service. The grant date fair value of stock awards and option awards granted to Non-Management Directors in 2010 is provided in footnotes (c) and (d) to the table. Stock awards are composed of restricted stock units. Option awards are composed of non-qualified stock options.

	Fees
	Earned or
	Paid in	Stock	Option	All Other
Name	Cash	Awards	Awards	Compensation	Total
(a)	(b) ($)	(c) ($)	(d) ($)	(g) ($)	(h) ($)

Curtis J. Crawford	90,000	90,192	40,126	—	220,318
Christina A. Gold	90,000	90,192	40,126	—	220,318
Ralph F. Hake	90,000	90,192	40,126	—	220,318
John J. Hamre	90,000	90,192	40,126	—	220,318
Paul J. Kern	90,000	90,192	40,126	—	220,318
Frank T. MacInnis	100,000	90,192	40,126	—	230,318
Surya N. Mohapatra	90,000	90,192	40,126	—	220,318
Linda S. Sanford	90,000	90,192	40,126	—	220,318
Markos I. Tambakeras	90,000	90,192	40,126	—	220,318

(b)	Fees earned may be paid, at the election of the Director, in cash or deferred cash. Non-Management Directors may irrevocably elect deferral into an interest-bearing cash account or an account that tracks an index of the Company’s stock. Mr. MacInnis received an additional $10,000 as the Audit Committee Chair.

(c) and (d)	Awards reflect the grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, Stock Compensation. Non-Management Directors do not receive differing amounts of equity compensation, the grant date fair value for restricted stock units was $52.59 and was determined on May 11, 2010, the date of the Company’s 2010 Annual Meeting. The grant price reflects the closing price of ITT stock on the grant date. The grant date fair value of non-qualified stock options was $14.03, determined on March 5, 2010, the date on which Director stock options were awarded. The assumptions used in calculating these values may be found in Note 17, Long-Term Incentive Employee Compensation, to the Consolidated Financial Statements in the Company’s 2010 Form 10-K.

(g)	No perquisites or other personal benefits were received by Non-Management Directors.

The following table represents restricted common stock and stock options outstanding as of December 31, 2010 for Non-Management Directors. Outstanding restricted common stock awards include unvested restricted stock units and vested but deferred restricted stock units.

Non-Management Director Restricted Common Stock and
Stock Option Awards Outstanding at 2010 Fiscal Year-End

	Outstanding	Outstanding
Non-Management	Restricted Common	Stock Option
Director Name	Stock Awards	Awards

Curtis J. Crawford	22,160	26,130
Christina A. Gold	23,026	26,130
Ralph F. Hake	10,466	22,570
John J. Hamre	14,224	26,130
Paul J. Kern	3,910	9,050
Frank T. MacInnis	13,314	26,130
Surya N. Mohapatra	3,412	10,470
Linda S. Sanford	8,591	26,130
Markos I. Tambakeras	4,674	26,130

On May 10, 2010, the Board of Directors approved compensation for Non-Management Directors consistent with allocation recommendations provided by Towers Watson, a compensation consultant the Nominating and Governance Committee had retained in 2008. The components of Non-Management Director compensation are weighted toward restricted stock or restricted stock units and stock option awards to align the interests of Non-Management Directors with shareholders of the Company. As approved in 2008, for payment in 2010, Non-Management Directors received total annual compensation valued at approximately $220,000 when awarded, as follows:

•	$90,000 payable at the election of each Non-Management Director in cash or deferred cash. Directors choosing deferred cash payment may irrevocably elect to have the deferred cash deposited into an interest-bearing cash account, at an interest rate determined as of the Company’s next Annual Meeting, or deposited into an account that tracks an index of the Company’s common stock. No deferred compensation selections provide for preferential treatment for Directors;

•	Approximately 2/3 of the remainder provided in the form of restricted stock units (such restricted stock units payable in shares following the Non-Management Director’s termination of service on the Board of Directors or on a date selected by the Director); and

•	Approximately 1/3 of the remainder provided in the form of non-qualified stock options (vesting over a three-year period in one-third installments on the anniversary of the date of grant).

Additionally, the Board of Directors approved (with the Audit Committee Chair abstaining) a supplemental retainer of $10,000 payable in cash to Mr. MacInnis, the 2010 Audit Committee Chair, effective as of the Company’s 2010 Annual Meeting to reflect the significant responsibilities and time commitments associated with leadership of the Audit Committee.

The number of restricted stock units granted in May 2010 to all Non-Management Directors under the Non-Management Director compensation program, adopted in 2003, was determined by dividing $90,000 by $52.48, the average of the high and low trading prices per share of ITT common stock on May 11, 2010, the date of the 2010 Annual Meeting. The resulting number of restricted stock units, 1,715, was rounded up to the nearest whole unit. Directors receive dividend equivalents on the restricted stock units but have no other rights as shareholders with respect to the restricted stock units. Non-Management Director non-qualified stock option grants are priced and awarded on the same day as employee stock options are priced and awarded. The grant date fair value of Non-Management Directors’ non-qualified stock options is calculated using a binomial lattice valuation model. The exercise price of Non-Management Directors’ non-qualified stock options granted reflects the closing price of ITT common stock on March 5, 2010, the grant date.

The Board of Directors typically reviews Non-Management Director compensation on a biennial basis. They last reviewed Non-Management Director compensation in 2010. In 2010, the Nominating and Governance Committee retained Pay Governance LLC, a compensation consulting firm, to assist with a review of compensation for Non-Management Directors. As part of its review, Pay Governance compared Non-Management Director compensation components and total director compensation paid with director compensation components and total director compensation paid for a sample of companies in the S&P® Industrials with median revenue comparable to ITT’s revenue. Upon the recommendation of Pay Governance and after review, the Nominating and Governance Committee and the Compensation and Personnel Committee recommended, and the full Board of Directors approved, an increase in overall Non-Management Director cash compensation to raise Director compensation to a level closer to the median of companies in the S&P® Industrials Companies with revenues comparable to ITT. The Board approved Non-Management Director compensation changes to be effective with the Company’s 2011 Annual Meeting to increase the cash component of the Non-Management Director compensation to $100,000, to provide for an equity retainer solely in the form of restricted stock units of $150,000 and to provide the Audit Committee Chair with an additional cash payment in the amount of $15,000.

Restricted shares previously awarded under the ITT 1996 Restricted Stock Plan for Non-Employee Directors (the “1996 Plan”), which preceded the 2003 Plan, and under which restricted shares are still outstanding, provided that each Director’s restricted shares are held in escrow and may not be transferred in any manner until one of the following events occurs:

•	the fifth anniversary of the grant of the shares unless extended as described below;

•	the Director retires at age 72;

•	there is a Change of Control of the Company;

•	the Director becomes disabled or dies;

•	the Director’s service is terminated in certain specified, limited circumstances; or

•	any other circumstance in which the Compensation and Personnel Committee believes, in its sole discretion, that the purposes for which the grants of restricted stock were made have been fulfilled and, as such, is consistent with the intention of the Plan.

Under the 2003 Plan and the 1996 Plan, Non-Management Directors may choose to extend the restriction period for not more than two successive five-year periods, or until six months and one day following the Non-Management Director’s termination from service from the Board under certain permitted circumstances.

The 1996 Plan also provided if a Director ceased serving on the Board under any other circumstances, shares with respect to which the 1996 Plan restrictions have not been lifted would be forfeited. Under the 2003 Plan, the period of restriction for restricted stock granted is five years. The Compensation and Personnel Committee may determine that a Director, whose service from the Board is terminated, has fulfilled the purpose for which the grant of restricted stock was made and lift the restriction for all or a portion of restricted stock grants. Time and form of payment for outstanding restricted stock received after 2004, as well as elections to have the cash retainer deferred after 2004, have been modified, with the consent of each Director, to comply with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”). Section 409A is an Internal Revenue Code section that deals specifically with non-qualified deferred compensation plans and provides requirements and rules for timing of deferrals and distributions under those plans.

ITT reimburses Directors for expenses they incur to travel to and from Board, Committee and shareholder meetings and for other Company-business related expenses (including travel expenses of spouses if they are specifically invited to attend an event for appropriate business purposes). Such travel may include use of the Company aircraft, if available and approved in advance by the Chairman of the Board and Chief Executive Officer. Director airfare is reimbursed at no greater than first-class travel rates.

Indemnification and Insurance.  As permitted by its By-laws, ITT indemnifies its Directors to the full extent permitted by law and maintains insurance to protect the Directors from liabilities, including certain instances where it could not otherwise indemnify them. All Directors are covered under a non-contributory group accidental death and dismemberment policy that provides each of them with $1,000,000 of coverage. They may elect to purchase additional coverage under that policy. Non-Management Directors also may elect to participate in an optional non-contributory group life insurance plan that provides $100,000 of coverage.

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and the Report should not be deemed filed or incorporated by reference into any other previous or future filings by the Company under the Securities Act of 1933 or the Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Role of the Audit Committee.  The Audit Committee of the Board of Directors provides oversight on matters relating to the Company’s financial reporting process and ensures that the Company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. This includes responsibility for, among other things:

•	determination of qualifications and independence of Deloitte & Touche LLP (“Deloitte”);

•	the appointment, compensation and oversight of Deloitte in preparing or issuing audit reports and related work;

•	review of financial reports and other financial information provided by the Company, its systems of internal accounting and financial controls, and the annual independent audit of the Company’s financial statements;

•	oversight and review of procedures developed for consideration of accounting, internal accounting controls and auditing-related complaints;

•	review of risk assessment and risk management processes on a company-wide basis; and

•	adoption of and monitoring the implementation and compliance with the Company’s Non-Audit Services Policy.

The Audit Committee also has oversight responsibility for confirming the scope and monitoring the progress and results of internal audits conducted by the Company’s internal auditor. The Audit Committee discussed with the Company’s internal auditors and Deloitte the plans for their respective audits. The Audit Committee met with the internal auditors and Deloitte, with and without management present, and discussed results of their examinations, their evaluation of the Company’s internal controls, and the Company’s financial reporting.

The Company’s management has primary responsibility for the financial statements, including the Company’s system of disclosure and internal controls. The Audit Committee may investigate any matter brought to its attention. In that regard, the Audit Committee has full access to all books, records, facilities and personnel of the Company and the Audit Committee may retain outside counsel, auditors or other independent experts to assist the Committee in performing its responsibilities. Any individual may also bring matters to the Audit Committee confidentially or on an anonymous basis, by submitting the matter in a sealed envelope addressed to the “Audit Committee” to the Corporate Secretary who then forwards the sealed envelope to the Audit Committee.

Sarbanes-Oxley Act of 2002 (“SOX”) Compliance.  The Audit Committee has responsibility for monitoring all elements of the Company’s compliance with Sections 302 and 404 of SOX relating to internal control over financial reporting.

Audit Committee Charter.  The Board of Directors has adopted a written charter for the Audit Committee, which the Board of Directors and the Audit Committee review, and at least annually update and reaffirm. The Charter sets out the purpose, membership and organization, and key responsibilities of the Audit Committee.

Composition of the Audit Committee.  The Audit Committee comprises five members of the Company’s Board. The Board of Directors has determined that each Audit Committee member meets the independence standards set out in the Audit Committee Charter and in the Company’s Corporate Governance Principles and the requirements of the New York Stock Exchange currently in effect, including the audit committee independence requirements of Rule 10A-3 of the Exchange Act. No member of the Audit Committee has any relationship with the Company that may interfere with the exercise of independence from management and the Company. All members of the Audit Committee, in the business judgment of the full Board of Directors, are financially literate and several have accounting or related financial management expertise.

Regular Review of Financial Statements.  During 2010, the Audit Committee reviewed and discussed the Company’s audited financial statements with management. The Audit Committee, management and Deloitte reviewed and discussed the Company’s unaudited financial statements before the release of each quarter’s earnings report and filing on Form 10-Q, and the Company’s audited financial statements before the annual earnings release and filing on Form 10-K.

Communications with Deloitte.  The Audit Committee has discussed with Deloitte the matters required to be discussed by required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T (“SAS 61”). These discussions included all matters required by SAS 61, including Deloitte’s responsibilities under generally accepted auditing standards in the United States, significant accounting policies and management judgments, the quality of the Company’s accounting principles and accounting estimates. The Audit Committee met privately with Deloitte four times during 2010.

Independence of Deloitte.  Deloitte is directly accountable to the Audit Committee and the Board of Directors. The Audit Committee has received the written disclosures and the letter from the Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte their independence from management and the Company, any disclosed relationships and the impact of those relationships on Deloitte’s independence.

Recommendation Regarding Annual Report on Form 10-K.  In performing its oversight function with regard to the 2010 financial statements, the Audit Committee relied on financial statements and information prepared by the Company’s management. It also relied on information provided by the internal audit staff as well as Deloitte. The Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2010. Based on these discussions, and the information received and reviewed, the Audit Committee recommended to the Company’s Board of Directors that the financial statements be included in the 2010 Annual Report on Form 10-K.

This report is furnished by the members of the Audit Committee.

Frank T. MacInnis, Chair
Christina A. Gold
Ralph F. Hake
Surya N. Mohapatra
Linda S. Sanford

Compensation Committee Report

The following Report of the Compensation and Personnel Committee does not constitute soliciting material and the Report should not be deemed filed or incorporated by reference into any other previous or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

ITT’s Compensation and Personnel Committee approves and oversees administration of the Company’s executive compensation program and senior leadership development and continuity programs. The Committee’s primary objective is to establish a competitive executive compensation program that clearly links executive compensation to business performance and shareholder return. The Compensation and Personnel Committee considers appropriate risk factors in structuring compensation to discourage unnecessary or excessive risk-taking behaviors and encourage long-term value creation.

Recommendation Regarding Compensation Discussion and Analysis

In performing its oversight function during 2010 with regard to the Compensation Discussion and Analysis prepared by management, the Compensation and Personnel Committee relied on statements and information prepared by the Company’s management. It also relied on information provided by Pay Governance, LLC, the compensation consultant to the Committee. The Committee reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on this review and discussion, the Compensation and Personnel Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for 2010 and this Proxy Statement.

This report is furnished by the members of the Compensation and Personnel Committee.

Linda S. Sanford, Chair
Curtis J. Crawford
Ralph F. Hake
Frank T. MacInnis

Compensation Discussion and Analysis

ITT’s Compensation and Personnel Committee (the “Committee”) approves and oversees administration of the Company’s executive compensation program. In this Compensation Discussion and Analysis, we explain the Committee’s executive compensation philosophy and objectives for each of the Named Executive Officers (“NEOs”), describe all elements of the Company’s executive compensation program, and explain why the Committee selected each compensation component.

Executive Summary — NEO Compensation

1.	NEO Compensation Tied to Internal Business Performance and Long-Term Share Price Performance

ITT’s compensation philosophy ties a substantial portion of NEO compensation to internal business performance and share price performance. Compensation design for NEOs is structured to achieve long-term shareholder value creation without undue business risk. If internal business performance or share price performance falls below identified thresholds, at-risk compensation is reduced or not paid at all.

2.	Pay for Performance — Compensation At Risk

•	The Company’s share price performance significantly lagged industrial companies in the TSR Performance Index (the S&P Industrials Companies, without consideration of utility and transportation service industries, (described herein as the “TSR Performance Index”)) for the 2008-2010 Total Shareholder Return (“TSR”) award performance period (TSR is an element of NEO compensation based on relative share price performances over three years). The payout for TSR awards for this performance period was zero, as the Company’s total shareholder return over the three year measurement period, ending December 31, 2010 was ranked at the 25.89 percentile relative to the TSR Performance Index. This rank was below the threshold required for any payment.

•	In 2010, the Company’s internal business performance was strong, resulting in an Annual Incentive Plan (“AIP”) payout above target (where target is 100%). The AIP award is an element of NEO compensation which rewards annual operating performance and earnings per share appreciation. The 2010 AIP emphasized total Company performance and collaboration among businesses.

•	Stock option and restricted stock grants directly tie NEO compensation to absolute share price performance.

3.	Changes in the NEO Compensation Program

•	Tax reimbursements for financial counseling have been eliminated for financial counseling and tax preparation associated with the 2011 tax year. No compensating salary increase will be provided.

•	In 2011, the Committee determined to award restricted stock units, rather than restricted stock. This change was made to provide more uniform tax treatment on a global basis.

4.	Good Pay Practices

The Committee has adopted an executive compensation program which reflects best pay practices in light of the business needs of the Company.

•	Recoupment Policy (p. 67)

•	Officer Stock Ownership Guidelines (p. 6)

•	Policy Prohibits Speculation in Company Stock (p. 52)

•	Independent Compensation Consultant Advises the Committee (p. 52)

•	No Repricing or Replacing of Stock Options Without Shareholder Approval (p. 63)

Business Risk and Compensation.  In 2010, as in past years, the Committee evaluated risk factors associated with the Company’s businesses in determining compensation structure and pay practices. The structure of the Board of Director Committees facilitates this evaluation and determination. During 2010, the Chair of the Committee was a member of the Audit Committee and the Audit Committee Chair was a member of the Committee. This membership overlap provides insight into the Company’s business risks and affords the Committee access to the information necessary to consider the impact of business risks on compensation structure and pay practices. Further, overall enterprise risk is considered and discussed at Board meetings, providing additional important information to the Committee. The Chairman, President and Chief Executive Officer and the Senior Vice President and Chief Financial Officer attend those portions of the Committee meetings at which plan features and design configurations of the Company’s annual and long-term incentive plans are considered and approved.

Compensation across the enterprise is structured so that unnecessary or excessive risk-taking behavior is discouraged. Further, total compensation for senior officers is heavily weighted toward long-term compensation consistent with the Company’s compensation philosophy, which is focused on long-term value creation. This long-term weighting discourages behaviors that encourage short-term risks.

Named Executive Officer Compensation.  Annual base salary, annual incentives, and long-term incentives provide the foundation for NEO compensation. Additional compensation components, which supplement these foundational components, are also discussed in this Compensation Discussion and Analysis.

The following table summarizes representative compensation components or policies and relevant risk mitigation factors:

Compensation Component or Policy	Risk Mitigation Factor
Salary	• Based on market rates.
• Provides stability and minimizes risk-taking incentives.

Annual Incentive Plan
•   AIP design emphasizes overall performance and collaboration among business Groups. The Company’s Fluid Technology, Motion & Flow Control and Defense & Information Solutions businesses are each a business segment or (“Group”).

• AIP components focus on metrics which encourage operating performance and earnings per share appreciation.

• AIP design tailored to meet unique business considerations for Corporate headquarters and business Groups.

• Individual AIP components and total AIP awards are capped.

Long-Term Incentive Awards	• The three-year vesting threshold for senior vice presidents and the Chief Executive Officer and seven and ten-year option terms encourage long-term behaviors.

• Restricted Stock or Restricted Stock Units	• Restricted stock or restricted stock units generally vest after three years.

• Stock Options	• Stock options vest after three years for the Chief Executive Officer and for senior vice presidents and in one-third cumulative annual installments after the first, second and third anniversary of the grant date for other optionees. Options awarded in 2010 and 2011 and options awarded prior to 2005 expire ten years after the grant date. Options awarded between 2005 and 2009 expire seven years after the grant date.

• Total Shareholder Return Awards	• The TSR long-term award is based on three-year share price performance and encourages behaviors focused on long-term goals, while discouraging behaviors focused on short-term risks.

Compensation Component or Policy	Risk Mitigation Factor
Perquisites	Limited perquisites are based on competitive market data. The Committee has determined that tax reimbursements related to financial counseling and tax preparation for senior executives associated with the 2011 tax year will be eliminated. No salary increase will be provided to offset the elimination of tax reimbursement.

Severance and Pension benefits	Severance and pension benefits are in line with competitive market data.

Recoupment Policy	Provides mechanism for senior executive compensation recapture in certain situations involving fraud or willful misconduct.

Officer Share Ownership Guidelines	Company officers are required to own Company shares or share equivalents up to 5x base salary, depending on the level of the officer (discussed on page 6). Share ownership guidelines align executive and shareholder interests. Company policy prohibits speculative trading in and out of ITT securities, including prohibitions on short sales and leverage transactions, such as puts, calls, and listed and unlisted options.

Independent Compensation Consultant:  In 2010, the Committee retained Pay Governance LLC as its independent compensation consultant (“Pay Governance” or the “Compensation Consultant”). Pay Governance LLC provides independent consulting services in support of the Compensation and Personnel Committee’s charter, the material terms of which are described beginning on page 39. The Compensation Consultant also provided independent consulting services in support of the Nominating and Governance Committee’s charter, including providing competitive data on director compensation, the material terms of which are described beginning on page 41.

The Compensation Consultant’s engagement leader provided objective expert analyses, assessments, research and recommendations for executive and non-executive employee compensation programs, incentives, perquisites, and compensation standards. In this capacity, the Compensation Consultant provided services that related solely to work performed for and at the direction of the Committee including analysis of material prepared by the Company for the Committee’s review. In 2010, the Company’s human resources, finance and legal departments supported the work of the Committee, provided information, answered questions and responded to requests. Additionally, the Compensation Consultant provided analyses to the Nominating and Governance Committee and the full Board of Directors on Non-Management Director compensation. The Compensation Consultant provided no other services to the Company during 2010.

Fees for Compensation Consultant:

Services performed that related solely to work performed for, and at the direction of, the Committee or the Nominating and Governance Committee, and analyses of documents prepared by management for the Committee’s review during 2010:	$308,460

Other services performed for the Company during 2010:	$0

The Committee annually reviews the Compensation Consultant’s independence and engaged in such a review in 2010. Based on that review, the Committee determined the Compensation Consultant was independent. The Committee has sole authority to retain and terminate the Compensation Consultant with respect to compensation matters and the Nominating and Governance Committee has sole authority to retain and terminate the Compensation Consultant with respect to nominating and governance matters.

Our Executive Compensation Program

Overall compensation policies and programs.  In 2010, as in past years, the Committee looked to competitive market compensation data for companies comparable to ITT to establish overall polices and programs that address executive compensation, benefits and perquisites. This review included analysis of the Towers Watson Compensation Data Bank (“CDB”) information provided by the Compensation Consultant. The analyses used a sample of 174 companies from the S&P®

Industrials Companies that were available in the CDB. The compensation data from these companies were evaluated by the Compensation Consultant for differences in the scope of operation as measured by annual revenue. Appendix A to this Proxy Statement lists the sample of companies from the S&P® Industrials Companies that were used in the CDB analyses. The Committee believes that these 174 companies most closely reflect the labor market in which ITT competes for talent.

The Committee has delegated to the Company’s senior human resources executive responsibility for administering the executive compensation program. During 2010, the Company’s Chief Executive Officer, senior human resources executive, as well as other senior executives, made recommendations to the Committee regarding executive compensation actions and incentive awards. The Committee reviewed each compensation element for the Chief Executive Officer and other NEOs, and made the final determination regarding executive compensation for these officers using the processes described in this Compensation Discussion and Analysis. The Committee believes the Company’s compensation programs reflect the Company’s overarching business rationale and are designed to be reasonable, fair, fully disclosed, and consistently aligned with long-term value creation. The Committee further believes this compensation philosophy encourages individual and group behaviors that balance risk and reward and assist the Company in achieving steady, sustained growth and earnings performance.

Individual executive positions.  The Company’s senior management positions, including each of its NEO positions, were compared to positions with similar attributes and responsibilities based on the CDB information. This information was used to provide the market median dollar value for annual base salary, annual incentives and long-term incentives. The Committee used the CDB, along with other qualitative information, described on page 54, in making its determination of target and actual compensation provided to each of the Company’s NEOs. The Committee generally targets total compensation and each compensation component at the competitive median of the CDB sample group, but may consider deviations from the competitive median depending on a position’s strategic value, the Company’s objectives and strategies, and individual experience and performance in the position. The Committee may, but is not required to, consider prior year’s compensation, including short-term or long-term incentive payouts, restricted stock vesting or option exercises in compensation decisions for the NEOs.

Except as discussed below, NEO 2010 total compensation, which consists of base salary, AIP target opportunities, regular annual stock option and restricted stock (or restricted stock unit grants in 2011) based on grant date fair value and TSR award target opportunities, were generally aligned, individually and in the aggregate, with the competitive median compensation levels reflected in the CDB survey described on pages 52 to 53 of this 2011 Proxy Statement.

Most of the deviations from the competitive median compensation levels were within what the Committee considered to be a competitive range of approximately 10% above or below the market median. Deviations beyond this competitive range were primarily related to the relatively short tenure of Ms. Ramos, Ms. McClain, Mr. Melcher and Mr. Jimenez in their current positions and a desire to tie a significant portion of Mr. Loranger’s compensation to the achievement of sustained, long-term company performance.

The following chart sets out 2010 total target NEO compensation for annual base salary, annual incentive, long-term incentive and total compensation relative to the competitive market median. Percentages of the market median between 90% and 110% are considered to be at the market median.

	Annual Base Salary	Annual Incentive Target	Long-Term Incentive	Total Compensation
Named Executive	Position as Percentage of	Position as Percentage of	Position as Percentage of	Position as Percentage of
Officer and Title	Market Median	Market Median	Market Median	Market Median
Steven R. Loranger,	96%	91%	112%	105%
Chairman, President and Chief Executive Officer			Above targeted percentage

Denise L. Ramos, SVP	98%	100%	82%	90%
and Chief Financial Officer			Below targeted percentage

Gretchen W. McClain,	96%	94%	84%	89%
SVP and President, Fluid and Motion Control			Below targeted percentage	Below targeted percentage

David F. Melcher, SVP	91%	83%	70%	77%
and President, Defense and Information Solutions		Below targeted percentage	Below targeted percentage	Below targeted percentage

Frank R. Jimenez, VP	82%	66%	50%	61%
and General Counsel	Below targeted percentage	Below targeted percentage	Below targeted percentage	Below targeted percentage

Our compensation cycle.  Compensation is reviewed in detail every year during the first quarter. This review includes:

•	Annual performance reviews for the prior year,
•	Base salary merit increases — normally established in March,
•	AIP target awards, and
•	Long-term incentive target awards (including stock options, restricted stock or restricted stock units and TSR awards).

The actual award date of stock options, restricted stock or restricted stock units and target TSR awards is determined on the date on which the Committee approves these awards. In recent years, this date has been in March. TSR awards reflect a performance period starting on January 1 of the year in which the Committee approved the TSR award. Restricted stock or restricted stock units, TSR and stock option award recipients receive communication of the award as soon as reasonably practical after the grant date of the award. The Committee reviewed and assessed the performance of the Company’s NEOs during 2010. The Committee will continue to review and assess the performance of the Chief Executive Officer and all senior executives and authorize salary actions it believes are appropriate and commensurate with relevant competitive data and the approved salary program.

Qualitative considerations.  The Company considers individual performance, including consideration of the following qualitative performance factors, in addition to the quantitative measures discussed in this Compensation Discussion and Analysis. While there is no formal weighting of qualitative factors, the following factors may be considered important in making compensation decisions:

•	Portfolio Repositioning,

•	Differentiated Organic Growth,

•	Strategic Execution, and

•	Cultural Transformation.

Compensation Program Objectives

The following sections, including material supplied in tabular form, provide more information about our compensation program, and its objectives, general principles and specific approaches.

How We Achieve Our Objectives
Objective	General Principle	Specific Approach

Attract and retain well-rounded, capable leaders.	Design our executive compensation program to attract, reward and retain capable executives. Design total executive compensation to provide a competitive balance of salary, short-term and long-term incentive compensation.	The Company’s overarching philosophy is to target total compensation at the competitive median of the CDB. We consider total compensation (salary plus short-term and long-term compensation) when determining each component of NEO compensation.

Match compensation components to the Company’s short-term and long-term operating and strategic goals.	In addition to salary, we include short-term and long-term performance incentives in our compensation program.	We believe the mix of short-term and long-term performance-based incentives focuses executive behavior on annual performance and operating goals, as well as strategic business objectives that will promote long-term shareholder value creation.

Provide a clear link between at-risk compensation with business performance.	We believe the measures of performance in our compensation programs must be aligned with measures key to the success of our businesses. The clear link between compensation and performance is intended to provide incentives for achieving performance and business objectives and increasing the long-term value of the Company’s stock. If our businesses succeed, our shareholders will benefit.	The Company links compensation and performance through its long-term incentive program, comprised of restricted stock or restricted stock unit awards, non-qualified stock options awards and total shareholder return target awards. If performance goals are not met, at-risk compensation is reduced or not paid at all.

Align at-risk compensation with levels of executive responsibility.	As executives move to greater levels of responsibility, the proportion of compensation at risk, whether through annual incentive plans or long-term incentive programs, increases in relation to the increased level of responsibility.	NEO compensation is structured so that a substantial portion of compensation is at risk for executives with greater levels of responsibility. The Committee considered allocation of short-term and long-term compensation, cash and non-cash compensation and different forms of non-cash compensation for NEOs based on its assessment of the proper compensation balance needed to achieve the Company’s short-term and long-term goals. The Compensation Consultant compiled and analyzed data that the Committee considered in weighting compensation components for each of the NEOs.

Tie short-term executive compensation to specific business objectives.	The AIP performance metrics are designed to further the Company’s total enterprise objectives. By linking AIP performance to total enterprise performance, collaboration across the enterprise is rewarded.	The AIP sets out short-term performance components. If specific short-term performance goals are met, cash payments that reflect performance across the enterprise may be awarded.

Tie long-term executive compensation to increasing shareholder return.	The long-term incentive award programs link executive compensation to increases in absolute shareholder return or relative shareholder return against industrial peers.	Long-term executive compensation is comprised of restricted stock or restricted stock units, stock options and target TSR cash awards that are tied to the achievement of three-year relative total shareholder return goals.

How We Achieve Our Objectives
Objective	General Principle	Specific Approach
Provide reasonable and competitive benefits and perquisites.	Make sure that other employee benefits, including perquisites, are reasonable in the context of a competitive compensation program.	NEOs participate in many of the same benefit plans with the same benefit plan terms as other employees. Certain other benefit plans are available to NEOs and described more fully on pages 82 to 85. The Compensation Consultant provides survey data on perquisites to the Committee. Perquisites provided to NEOs are designed to be consistent with competitive practice and are regularly reviewed by the Committee. Mr. Loranger has a Special Pension Arrangement discussed on page 83 of this Proxy Statement.

Primary Compensation Components

The following sections, including information supplied in tabular form, provide information about Base Salary, the AIP and Long-Term Incentive Target Awards.

BASE SALARY

General Principle	Specific Approach
A competitive salary provides a necessary element of stability.	Salary levels reflect comparable salary levels based on survey data provided by the Compensation Consultant. Salary levels are reviewed annually.

Base salary should recognize individual performance, market value of a position and the incumbent’s tenure, experience, responsibilities, contribution to the Company and growth in his or her role.	Merit increases are based on overall performance and relative competitive market position.

ANNUAL INCENTIVE PLAN (AIP)

General Principle	Specific Approach
The AIP award recognizes contributions to the year’s results and is determined by performance against specific premier metrics on the enterprise level, as well as qualitative factors, as described in more detail on page 54. The 2010 AIP is structured to reward and emphasize overall enterprise performance and emphasizes collaboration among the Company’s Groups.
The AIP focuses on operating performance, targeting premier metrics considered predictive of top-ranking operating performance. 2010 AIP targets were established based on these four internal premier performance metrics:

•   earnings per share performance,

•   free cash flow,

•   sum of Group return on invested capital, and

•   the sum of Group revenue.

Structure AIP target awards to achieve competitive compensation levels when targeted performance results are achieved. Use objective formulas to establish potential AIP performance awards.	The Company’s AIP provides for an annual cash payment to participating executives established as a target percentage of base salary. AIP target awards are set with reference to the median of competitive practice based on the CDB. Any AIP payment is the product of the annual base salary rate multiplied by the target base salary percentage multiplied by the AIP annual performance factor based on the approved metrics. The Committee may approve negative discretionary adjustments with respect to NEOs.

LONG-TERM INCENTIVE AWARDS

General Principle	Specific Approach
Design long-term incentives for NEOs to link payouts to success in the creation of shareholder value over time.
The Committee believes that long-term incentives directly reward NEOs for success in the creation of long-term value creation and enhanced total shareholder return. The Committee employed four considerations in designing the long-term incentive award program:

•   alignment of executive interests with shareholder interests,

•   a multi-year plan that balances short-term and long-term decision-making,

•   long-term awards included as part of a competitive total compensation package, and

•   retention.

For NEOs, long-term equity-based incentives should recognize current performance as well as the expectation of future contributions.	The Committee grants restricted stock or restricted stock units and stock options awards to link executive compensation to absolute share price performance. It grants TSR awards to provide a link to the Company’s total shareholder return relative to the TSR Performance Index.

Review award programs annually to provide for regular assessment.	As part of its annual compensation review, the Committee determines long-term incentive award program components, the percentage weight of each component, and long-term award target amounts.

Use competitive market survey data provided by the Compensation Consultant from a sample of S&P® Industrial Companies to select long-term components designed to advance the Company’s long-term business goals as well as determining competitive target amounts.	In 2010, the Committee, based on management recommendations, used competitive market data for each of the NEO positions to determine the 2010 long-term award value for each NEO.

Balance absolute share price return and relative share price return.	The Committee balanced long-term awards among awards designed to encourage relative share price performance and awards designed to encourage absolute share price performance. More information on this allocation is provided on pages 62 to 67.

Consider the median of competitive market data, as well as individual contributions and business performance in determining target awards.	Specific target awards are set out in the Grants of Plan-Based Awards table on page 74.

Overview of the AIP And Long-Term Incentive Target Awards

Establishing AIP Performance

The 2010 AIP format is designed to consider internal business achievements. For 2010, NEOs include officers from the Fluid Technology and the Motion & Flow Control segment, Defense & Information Solutions segment, and Corporate headquarters.

Internal Premier Performance Metrics

The Committee studied past and projected earnings per share and other performance measures of comparable multi-industry peers. Six multi-industry companies were identified as “premier” based on their rankings in the top quartile of the majority of the quantitative metrics evaluated. These six companies are:

3M Co.	General Electric Co.
United Technologies Corp.	Emerson Electric Co.
Illinois Tool Works, Inc.	Danaher Corp.

Based on an analysis of these premier companies, the Company identified four internal premier performance metrics as most closely predictive of top-ranking operating performance. The AIP design for the 2010 performance year was modified to emphasize business collaboration across the enterprise.

Premier Performance Metric	Why this metric
• Sum of Group revenue	Revenue reflects the Company’s emphasis on growth. Revenue is defined as reported GAAP revenue excluding the impact of foreign currency fluctuations and contributions from acquisitions and divestitures. The Company’s definition of revenue may not be comparable to similar measures utilized by other companies. Revenue is based on the local currency exchange.

• Free cash flow	Free cash flow reflects the Company’s emphasis on cash flow generation. Free cash flow is defined as GAAP net cash flow from operating activities, less capital expenditures and adjusted for other non-cash special items and discretionary pension contributions. Free cash flow should not be considered a substitute for cash flow data prepared in accordance with GAAP. The Company’s definition of free cash flow may not be comparable to similar measures utilized by other companies. Management believes that free cash flow is an important measure of performance and it is utilized as a measure of the Company’s ability to generate cash.

• Sum of Group return on invested capital (“ROIC”)	The Committee considers ROIC to be an appropriate measurement of capital utilization in the Company’s businesses and a key element of premier performance.

• Earnings per share (“EPS”) performance	The Committee believes that EPS performance is an appropriate measure of the Company’s total performance and employed the ITT EPS performance metric to encourage focus on the achievement of premier earnings performance for the overall Company. EPS performance is defined as GAAP net income from continuing operations per diluted share, adjusted to exclude items such as unusual and infrequent non-operating items, non-operating tax settlements or adjustments relating to prior periods and impacts from acquisitions and divestitures.

Internal performance metrics are weighted to represent operational goals. In order to encourage focus on total Company performance, earnings per share performance across the enterprise represented 40% of the overall performance metrics for the Company’s 2010 AIP.

2010 Internal Performance Metrics Weight

Total Enterprise
2010 Metrics	Performance Percentage
Sum of Group Revenue	20%

Free Cash Flow	20%

Sum of Group ROIC	20%

EPS Performance	40%

In addition, four qualitative business goals were considered for the NEOs in 2010: Portfolio Repositioning, Differentiated Organic Growth, Strategic Execution, and Cultural Transformation.

2010 Internal Performance Metric Attainment and Payout Design

We pay for AIP performance that clearly demonstrates substantial achievement of plan goals. We established strong incentives for revenue performance and set aggressive goals for other metrics. In order to achieve an AIP payout each metric must meet a certain threshold for that component to be considered in the calculation. For example, EPS performance below the 50% payout percentage of target would result in that metric being reflected as zero in the AIP calculation.

Earnings Per Share Performance	$3.75	$4.00	$4.50

Earnings Per Share Payout Percentage of Target	50%	100%	200%

Sum of Group revenue must meet or exceed a 90% threshold performance. The remaining metrics must meet or exceed an 85% threshold performance level (as described in the chart below).

2010 AIP Attainment and Payout Design
	Revenue			Remaining Metrics
Performance Percentage of Target	90%	100%	110%	85%	100%	120%

Payout Percentage of Target	50%	100%	200%	50%	100%	200%

In 2010, each performance component of the AIP and the overall AIP award were capped at 200%. Results are interpolated between points.

2010 AIP Performance Targets and Performance

The Committee, after considering management recommendations, established 2010 AIP performance targets for the NEOs based on the applicable internal premier performance metrics and the Company’s approved annual operating plan, taking into consideration the Company’s aspirational business goals. Successful attainment of both qualitative factors and quantitative factors (described on page 54 and pages 59 to 61 of the Proxy Statement) are achievable only if the enterprise and the individual NEO perform at levels established by the Committee. As permitted by the 1997 Annual Incentive Plan for Executive Officers, the Committee may exclude the impact of acquisitions, dispositions and other special items in computing AIP. The 2010 targets for EPS performance, free cash flow performance for the Company, and the sum of Group revenue performance targets are described below:

Metric (all $ amounts in millions other than earnings per share performance)	Performance Target at 100% Payment	2010 Performance
EPS Performance	$4.00	$4.34

Free Cash Flow	$740	$924

Sum of Group Revenue	$11,200	$10,831

Remaining Performance Target.  We set the remaining performance target, the sum of Group ROIC, at a challenging level that is consistent with our long-term premier targets and designed to meet high shareholder expectations. We consider the sum of Group ROIC level difficult to attain.

Specific Internal Metrics for Mr. Loranger

All elements of compensation for Mr. Loranger are reviewed by the Committee. Mr. Loranger participates in the AIP described above. In 2010, with respect to Mr. Loranger, the Committee determined and considered the same four quantifiable goals related to free cash flow, sum of Group revenue, sum of Group ROIC and EPS performance, as provided above. Sum of Group ROIC goals were set at challenging levels that were considered difficult to attain.

	Performance Target at
Metric (all $ amounts in millions other than earnings per share performance)	100% Payment	2010 Performance
EPS Performance	$4.00	$4.34

Free Cash Flow	$740	$924

Sum of Group Revenue	$11,200	$10,831

In addition, four qualitative business goals were considered for Mr. Loranger in 2010:

•	Portfolio Repositioning,

•	Differentiated Organic Growth,

•	Strategic Execution, and

•	Cultural Transformation.

Mr. Loranger’s progress in meeting these qualitative goals, as well as progress in meeting all AIP metrics, is regularly reviewed by the Committee during the year. Most qualitative goals were either met or were substantially achieved.

Target AIP Award Percentage of Base Salary and
Weighting of AIP Performance Components

	Target Award
	Percentage	Sum of Group	Free Cash	Sum of Group	ITT EPS
	of	Revenue	Flow	ROIC	Performance	Total Enterprise
Named Executive Officer	Base Salary	(a)	(b)	(c)	(d)	Performance
Steven R. Loranger	130%	20%	20%	20%	40%	a+b+c+d

Denise L. Ramos	85%	20%	20%	20%	40%	a+b+c+d

Gretchen W. McClain	80%	20%	20%	20%	40%	a+b+c+d

David F. Melcher	80%	20%	20%	20%	40%	a+b+c+d

Frank R. Jimenez	60%	20%	20%	20%	40%	a+b+c+d

For NEOs, the 2010 AIP potential payment was calculated as follows:

2010 AIP Potential Payout = Target Award Percentage of Base Salary x (Results of Total Enterprise Performance) interpolated up to 200% for performance above goal. (Subject to negative discretion).

2010 AIP Awards Paid in 2011

On March 3, 2011, the Committee determined the 2010 AIP awards for the Chief Executive Officer and the other NEOs. No negative discretion was exercised by the Committee. As permitted by the 1997 Annual Incentive Plan for Executive Officers, the Committee excluded the impact of acquisitions, dispositions and other special items in computing AIP performance relating to AIP targets, which AIP targets also excluded these items. The Committee met privately, without any members of management present, to determine Mr. Loranger’s 2010 AIP award.

Named Executive Officers	AIP 2010 Awards ($)
Steven R. Loranger	$2,328,352

Denise L. Ramos	$774,300

Gretchen W. McClain	$654,700

David F. Melcher	$654,700

Frank R. Jimenez	$384,500

2010 AIP Awards for NEOs are also included in the Summary Compensation Table on page 72.

Performance targets for the 2011 AIP have not yet been established.

Long-Term Incentive Awards Program

The Company’s long-term incentive awards component for senior executives has three subcomponents, each of which directly ties long-term compensation to long-term value creation and shareholder return:

•	restricted stock or restricted stock unit awards. In 2010 the Committee awarded restricted stock awards. In 2011 the Committee determined to award restricted stock units, which will be settled in shares upon vesting. Restricted stock units provide the same economic risk or reward as restricted stock, but recipients do not have voting rights and do not receive cash dividends during the restriction period. Dividend equivalents are accrued and paid in cash upon vesting of the restricted stock units. The Committee determined to award restricted stock units rather than restricted stock in 2011 because restricted stock unit awards provide consistent tax treatment for domestic and international employees,

•	non-qualified stock option awards, and

•	TSR, a target cash award that directly links the Company’s three-year total shareholder return performance to the performance of companies in the TSR Performance Index on a relative basis.

The following table describes the 2010 TSR target and equity awards for the NEOs.

	TSR	Non-Qualified
	(Target Cash	Stock Option	Restricted Stock
	Award)	Award	Award
Named Executive Officer	$	# Options	# Shares
Steven R. Loranger	1,980,000	132,265	41,267

Denise L. Ramos	400,000	26,721	8,337

Gretchen W. McClain	360,000	24,049	7,503

David F. Melcher	360,000	24,049	7,503

Frank R. Jimenez	166,700	11,890	3,474

Allocation of Long-Term Incentive Components

The 2010 Long-Term Incentive Program Awards were allocated as follows: 1/3 TSR calculated at target payment amount; 1/3 non-qualified stock options calculated at the grant date fair value of the non-qualified options; and 1/3 restricted stock or restricted stock units calculated at grant date fair value.

2010 Long-Term Incentive Program

Restricted Stock Subcomponent

Grants of restricted stock provide NEOs with stock ownership of unrestricted shares after the restriction lapses. NEOs received restricted stock awards because, in the judgment of the Committee and based on management recommendations, these individuals are in positions most likely to assist in the achievement of the Company’s long-term value creation goals and to create shareholder value over time. The Committee reviews all proposed grants of shares of restricted stock for executive officers prior to award, including awards based on performance, retention-based awards and awards contemplated for new employees as part of employment offers.

Key elements of the 2010 restricted stock program were:

•	Holders of restricted stock have the right to receive dividends and vote the shares during the restriction period,

•	Restricted stock generally is subject to a three-year restriction period,

•	If an acceleration event occurs (as described on pages 90 to 91 of this Proxy Statement) the restricted stock vests in full,

•	If an employee dies or becomes disabled, the restricted stock vests in full,

•	If an employee leaves the Company prior to vesting, whether through resignation or termination for cause, the restricted stock is forfeited, and

•	If an employee retires or is terminated other than for cause, a pro-rata portion of the restricted stock award vests. Mr. Loranger is currently eligible to retire pursuant to a Special Pension Arrangement under the Steven R. Loranger Employment Agreement described on page 75-77 and the 2010 Nonqualified Deferred Compensation Table on page 86.

In certain cases, such as for new hires or to facilitate retention, selected employees may receive restricted stock subject to different vesting terms as determined by the Committee.

Non-Qualified Stock Options Subcomponent

Non-qualified stock options permit optionees to buy Company stock in the future at a price equal to the stock’s value on the date the option was granted, which is the option exercise price. Non-qualified stock option terms were selected after the Committee’s review and assessment of the CDB and consideration of terms best suited to the Company.

For Messrs. Loranger and Melcher, Ms. Ramos and Ms. McClain, non-qualified stock options do not vest until three years after the award date. This delayed vesting is referred to as three-year cliff vesting. This vesting schedule prohibits early option exercises, notwithstanding share price appreciation, and focuses senior executives on the Company’s long-term value creation goals. Stock options awarded to Mr. Jimenez in 2010 vest in one-third annual installments.

In 2010, the fair value of stock options granted under the employee stock option program was calculated using a binomial lattice valuation model. The Committee considered this a preferred model since the model can incorporate multiple and variable assumptions over time, including assumptions such as employee exercise patterns, stock price volatility and changes in dividends.

Key elements of the 2010 non-qualified stock option program were:

•	The option exercise price of stock options awarded is the NYSE closing price of the Company’s common stock on the date the award is approved by the Committee,

•	For options granted to new executives, the option exercise price of approved stock option awards is the closing price on the grant date, generally the day following the first day of employment,

•	Options cannot be exercised prior to vesting,

•	Three-year cliff vesting is required for executives at the level of senior vice president or above. Stock options vest in one-third cumulative annual installments for executives below the senior vice president level,

•	If an acceleration event occurs (as described on pages 90 to 91 of this Proxy Statement) the stock option award vests in full,

•	Options awarded in 2010 and 2011 and prior to 2005 expire ten years after the grant date. Options awarded between 2005 and 2009 expire seven years after the grant date. In 2010, the seven-year option term was extended to ten years based on a review of competitive market practices,

•	If an employee is terminated for cause, vested and unvested portions of the options expire on the date of termination,

•	The 2003 Plan and the proposed 2011 Omnibus Incentive Plan prohibit the repricing of, or exchange of, stock options and stock appreciation rights which are priced below the prevailing market price with lower-priced stock options or stock appreciation rights without shareholders approval, and

•	There may be adjustments to the post-employment exercise period of an option grant if an employee’s tenure with the Company is terminated due to death, disability, retirement or termination by the Company other than for cause. Any post-employment exercise period, however, cannot exceed the original expiration date of the option. If employment is terminated due to an acceleration event or because the option holder believes in good faith that he or she would be unable to discharge his or her duties effectively after the acceleration event, the option expires on the earlier of the date seven months after the acceleration event or the normal expiration date.

•	Currently, no individual may receive more than 600,000 options under the 2003 Plan in any one year.

Why both restricted stock or restricted stock units and stock options. A balanced award of restricted stock or restricted stock units and non-qualified stock options provides a combination of incentives for absolute share price appreciation. The following table provides an overview of some of the main characteristics of restricted stock or restricted stock units and non-qualified stock options.

Restricted Stock or Restricted Stock Units	Non-qualified Stock Options
A restricted stock award is a grant of Company stock, subject to certain vesting restrictions. A restricted stock unit award is a promise to deliver to the recipient, upon vesting, shares of Company stock. Both restricted stock and restricted stock units carry the same economic risk and reward.	Non-qualified stock options provide the opportunity to purchase Company stock at a specified price called the “exercise price” at a future date.

Holders of restricted stock, as shareholders of the Company, are entitled to vote the shares and receive dividends or dividend equivalents prior to vesting. Holders of restricted stock units are not entitled to vote the shares and do not receive cash dividends during the restriction period. Dividend equivalents are paid in cash upon restricted stock unit vesting beginning with the 2011 awards.	Stock option holders do not receive dividends on shares underlying options and cannot vote their shares.

Restricted stock and restricted stock units have intrinsic value on the day the award is received and retain some realizable value even if the share price declines during the restriction period. Since restricted stock and restricted stock units do not expire, each provides strong employee retention value even after vesting.	Non-qualified stock options increase focus on activities primarily related to absolute share price appreciation. The Company’s non-qualified stock options expire ten or seven years after their grant date depending on the year of award. If the value of the Company’s stock increases and the optionee exercises his or her option to buy at the exercise price, the optionee receives a gain in value equal to the difference between the option exercise price and the price of the stock on the exercise date. If the value of the Company’s stock fails to increase or declines, the stock option has no realizable value. Stock options provide less retention value than restricted stock since stock options have realizable value only if the share price appreciates over the option exercise price before the options expire.

The Committee has selected vesting terms for restricted stock, restricted stock units and stock options based on the Compensation Consultant’s review and assessment of the CDB, as well as the Committee’s view of the vesting terms appropriate for the Company. The Committee considers the Compensation Consultant’s review and assessment of CDB, as well as individual performance, in determining the quantity of restricted stock, restricted stock units and stock option awards.

Total Shareholder Return (TSR) Awards Subcomponent

The following table describes some of the main features of TSR awards and describes how the Committee considers those features as it determines target TSR awards.

Feature	Implementation
TSR rewards comparative stock price appreciation relative to that of the TSR Performance Index	The Committee, at its discretion, determines the size and frequency of target TSR awards, performance measures and performance goals, in addition to performance periods. In determining the size of target TSR awards for executives, the Committee considers comparative data provided by the Compensation Consultant and the Company’s internal desired growth in share price. The Company’s target TSR awards provided to NEOs are generally based on a participant’s position, competitive market data, individual performance and anticipated potential contributions to the Company’s long-term goals.

Three-year performance period	A three-year TSR performance period encourages behaviors and performance geared to the Company’s long-term goals and, in the view of the Committee, discourages behaviors that might distract from the three-year period focus. The three-year performance period is consistent with Company’s business cycle because it allows sufficient time for focus on long-term goals and mutes market swings not based on performance. The three-year performance period is also somewhat independent of short-term market cycles.

Performance measurement and award frequency	The Company’s performance for purposes of the TSR awards is measured by comparing the average stock price over the trading days in the month of December immediately prior to the start of the TSR three-year performance period to the average stock price over the trading days in the last month of the three-year cycle as well as dividend yields and other forms of shareholder return.

TSR awards are expressed as target cash awards and paid in cash.	Cash awards compensate relative performance while reducing share dilution.

Components of TSR	The Committee considered the components of a measurable return of value to shareholders, reviewed peer practices and received input from the Compensation Consultant. Based on that review the Committee determined that the most significant factors to measure return of value to shareholders were:
• dividend yields,
• cumulative relative change in stock price, and
• extraordinary shareholder payouts.

TSR calculation	TSR = the sum of 1) dividends paid and reinvested and any other extraordinary shareholder payouts during the three-year performance period and 2) the cumulative change in stock price from the beginning to the end of the performance period as a percentage of beginning stock price.

Amount of target TSR awards. The Committee considers individual performance and competitive market data in determining target TSR awards.

Key elements of the long-term incentive plan under which TSR awards are granted include:

•	If a participant’s employment terminates before the end of the three-year performance period, the award is forfeited except in two cases: 1) if a participant dies or becomes disabled, the TSR award vests in full and payment, if any, is made according to its original terms. Vesting in full in the case of death or disability reflects the inability of the participant to control the triggering event and is consistent with benefit plan provisions related to death and disability; and 2) if a participant retires or is terminated by the Company other than for cause, a pro-rata payout, if any, is provided based on the number of full months of employment during the measurement period divided by thirty-six months (the term of the three-year TSR). This pro-rated payout, if any, is provided because it reflects the participant’s service during the pro-rated period.

•	The Company’s performance for purposes of the TSR awards is measured by comparing the average stock price performance over the trading days in the month of December immediately prior to the start of the TSR three-year performance period to the average stock price performance, over the trading days in the last month of the three-year cycle, including adjustments for dividends and extraordinary payments. (For example, trading days in the month of December 2010 are used as a base for 2011 TSR awards, which will be measured from January 1, 2011 to December 31, 2013).

•	Payment, if any, of cash awards generally will be made following the end of the applicable three-year performance period and will be based on the Company’s performance measured against the total shareholder return performance of the TSR Performance Index.

•	Subject to the provisions of Section 409A, in the event of an acceleration event in a change of control (described on pages 90 to 91 of this Proxy Statement), a pro-rata portion of outstanding awards will be paid through the date of the change of control based on actual performance and the balance of the award will be paid at target (100%). There may be up to three outstanding TSR awards at any time.

•	Performance goals for the applicable TSR performance period are established in writing no later than ninety days after the beginning of the applicable performance period.

Performance Goals and Payments for the TSR.  Individual targets for the NEOs for the 2010-2012 performance period are provided in the Grants of Plan Based Awards table on page 74 of this Proxy Statement. Payouts, if any, are based on a non-discretionary formula and interpolated for values between the 35th and 80th percentile of performance. The Committee felt these breakpoints were properly motivational and rewarded the desired behavior.

If Company’s Total Shareholder Return Rank Against the
Companies that Comprise the	Payout Factor
TSR Performance Index is	(% of Target Award)

less than the 35th percentile	0%
at the 35th percentile	50%
at the 50th percentile	100%
at the 80th percentile or more	200%

The following performance goals were established for TSR awards for the performance period January 1, 2008 through December 31, 2010:

If Company’s Total Shareholder Return Rank Against the
Companies that Comprise the	Payout Factor
TSR Performance Index is	(% of Target Award)

less than the 35th percentile	0%
at the 35th percentile	50%
at the 50th percentile	100%
at the 80th percentile or more	200%

The Company achieved a 25.89th percentile ranking in the TSR Performance Index for this performance period, resulting in no cash payment under the TSR for this performance period.

2011 Long-Term Incentive Awards

The following table describes the 2011 long-term incentive awards for the NEOs, as determined by the Committee on March 3, 2011.

	TSR	Non-Qualified
	(Target Cash	Stock Option	Restricted Stock
Named Executive	Award)	Award	Unit Award
Officer	$	# Options	# Units
Steven R. Loranger	2,133,300	133,835	36,442

Denise L. Ramos	533,300	33,459	9,111

Gretchen W. McClain	533,300	33,459	9,111

David F. Melcher	533,300	33,459	9,111

Frank R. Jimenez	233,300	16,205	3,986

Recoupment Policy. In 2008, the Company, upon the recommendation of the Committee, adopted a policy that provides for recoupment of performance-based compensation if the Board of Directors determines that a senior executive has engaged in fraud or willful misconduct that caused or otherwise contributed to the need for a material restatement of the Company’s financial results. In such a situation, the Board will review all compensation awarded to or earned by that senior executive on the basis of the Company’s financial performance during fiscal periods materially affected by the restatement. This would include annual cash incentive and bonus awards and all forms of equity-based compensation. If, in the Board’s view, the compensation related to the Company’s financial performance would have been lower if it had been based on the restated results, the Board will, to the extent permitted by applicable law, seek recoupment from that senior executive of any portion of such compensation as it deems appropriate after a review of all relevant facts and circumstances. The NEOs are covered by this policy.

Consideration of Material Non-Public Information. The Company typically closes the window for insiders to trade in the Company’s stock in advance of, and for a period of time immediately following, earnings releases and Board and Committee meetings because the Company and insiders may be in possession of material non-public information. The first quarter Committee meeting at which compensation decisions and awards are typically made for employees usually occurs during a Board meeting period, so stock option awards may occur at a time when the Company is in possession of material non-public information. The Committee does not consider the possible possession of material non-public information when it determines the number of non-qualified stock options granted, price of options granted or timing of non-qualified stock options granted. Rather, it uses competitive data, individual performance and retention considerations when it grants non-qualified stock options, restricted stock or restricted stock units and TSR awards under the long-term incentive program.

Non-qualified stock option awards and restricted stock awards or restricted stock unit awards granted to NEOs, senior and other executives, and Directors are awarded and priced on the same date as the approval date. The Company may also award non-qualified stock options in the case of the promotion of an existing employee or hiring of a new employee. Again, these non-qualified stock option grants may be made at a time the Company is in possession of material non-public information related to the promotion or the hiring of a new employee or other matters. The Company does not time its release of material non-public information for the purpose of affecting the value of executive compensation and executive compensation decisions are not timed to the release of material non-public information.

ITT SALARIED INVESTMENT AND SAVINGS PLAN

Most of the Company’s salaried employees who work in the United States participate in the ITT Salaried Investment and Savings Plan, a tax-qualified savings plan, which allows employees to contribute to the plan on a before-tax basis and/or on an after-tax basis. The Company makes a floor contribution of 1/2 of 1% of base salary to the plan for all eligible employees and matches employee contributions up to 6% of base salary at the rate of 50%. Participants can elect to have their contributions and those of the Company invested in a broad range of investment funds including ITT stock. Federal law limits the amount of compensation that can be used to determine employee and employer contribution amounts ($245,000 in 2010) to the tax-qualified plan. Accordingly, the Company has established and maintains a non-qualified, unfunded ITT Excess Savings Plan that is discussed in more detail in the narrative to the 2010 Nonqualified Deferred Compensation table on page 86.

POST-EMPLOYMENT COMPENSATION

Salaried Retirement Plan. Most of the Company’s salaried employees who work in the United States participate in the ITT Salaried Retirement Plan. Under the plan, participants have the option, on an annual basis, to elect to be covered by either a Traditional Pension Plan or a Pension Equity Plan formula for future pension accruals. The ITT Salaried Retirement Plan is a tax-qualified plan, which provides a base of financial security for employees after they cease working. The plan is described in more detail in the narrative related to Pension Benefits on pages 81 to 82 and in the 2010 Pension Benefits table on page 83.

Excess Pension Plans. Because federal law limits the amount of benefits that can be paid and the amount of compensation that can be recognized under tax-qualified retirement plans, the Company has established and maintains non-qualified, unfunded excess pension plans solely to pay retirement benefits that could not be paid from the ITT Salaried Retirement Plan. Benefits under the excess pension plans are generally paid directly by the Company. Participating officers with excess plan benefits had the opportunity to make a one-time election prior to December 31, 2008 to receive their excess benefit earned under the Traditional Pension Plan formula (described on page 82) in a single discounted sum payment or as an annuity. An election of a single-sum payment is only effective if the officer meets the requirements for early or normal retirement benefits under the plan; otherwise, the excess benefit earned under the Traditional Pension Plan formula will be paid as an annuity. Since the excess pension plans are an unfunded obligation of the Company, in the event of a change of control, any excess plan benefit would be immediately payable, subject to any applicable Section 409A restrictions with respect to form and timing of payments, and would be paid in a single discounted sum. The single-sum payment provision provides executives the earliest possible access to the funds in the event of a change of control, and avoids leaving unfunded pension payments in the hands of the acquirer.

Deferred Compensation Plan. Our NEOs are also eligible to participate in the ITT Deferred Compensation Plan, which is described in more detail on pages 84 to 85. This plan provides executives an opportunity to defer receipt of between 2% and 90% of any AIP payments they earn. The amount of deferred compensation ultimately received reflects the performance of benchmark investment funds made available under the Deferred Compensation Plan as selected by the executive. Participants in the Deferred Compensation Plan may elect a fund that tracks the performance of ITT common stock.

Mr. Loranger’s Non-Qualified Pension Arrangement. Mr. Loranger’s employment agreement, (the “Steven R. Loranger Employment Agreement”), as described on pages 75 to 77, provides for a non-qualified pension arrangement. Because Mr. Loranger forfeited certain employment benefits, including pension arrangements, when he left his prior employer, the Steven R. Loranger Employment Agreement provides him with a pension arrangement similar to the arrangement he forfeited.

Pensions and other post-retirement compensation for the NEOs are discussed in more detail in the 2010 Pension Benefits narrative, table and footnotes on pages 81 to 84, the Potential Post-Employment Compensation Tables and footnotes on pages 92 to 101 and in descriptions of the compensation arrangements for Mr. Loranger and Ms. Ramos on pages 75 to 78. The Steven R. Loranger Employment Agreement was negotiated when Mr. Loranger joined the Company.

SEVERANCE PLAN ARRANGEMENTS

The Company maintains two severance plans for its senior executives — the Senior Executive Severance Pay Plan and the Special Senior Executive Severance Pay Plan. The Company’s Senior Executive Severance Pay Plan and Special Senior Executive Severance Pay Plan were originally established in 1984 and are regularly reviewed by the Committee. These plans are described in more detail on pages 88 to 90. The severance plans apply to the Company’s key employees as defined by Section 409A. The Company’s severance plan arrangements are not considered in determining other elements of compensation.

Senior Executive Severance Pay Plan. The purpose of this plan is to provide a period of transition for senior executives. Senior executives, other than Mr. Loranger, who are U.S. citizens or who are employed in the United States are covered by this plan. The plan generally provides for severance payments if the Company terminates a senior executive’s employment without cause.

The exceptions to severance payment are:

•	the executive terminates his or her own employment,

•	the executive’s employment is terminated for cause,

•	termination occurs after the executive’s normal retirement date under the ITT Salaried Retirement Plan, or

•	termination occurs in certain divestiture instances if the executive accepts employment or refuses comparable employment.

No severance is provided for termination for cause, because the Company believes employees terminated for cause should not receive additional compensation. No severance is provided in the case of termination after a normal retirement date because the executive will be eligible for retirement payments under the ITT Salaried Retirement Plan. No severance is provided where an executive accepts or refuses comparable employment because the executive has the opportunity to receive employment income from another party under comparable circumstances.

Ms. Ramos, Ms. McClain and Messrs. Melcher and Jimenez participate in this plan. Mr. Loranger does not participate in this plan because his severance arrangements, including severance pay and benefits upon termination from the Company, are provided separately under the Steven R. Loranger Employment Agreement described on pages 75 to 77.

Special Senior Executive Severance Pay Plan. The purpose of this plan is to provide compensation in the case of termination of employment in connection with an acceleration event (defined on pages 90 to 91 of this Proxy Statement) including a change of control. The provisions of this plan are specifically designed to address the inability of senior executives to influence the Company’s future performance after certain change of control events. The plan is structured to encourage executives to act in the best interests of shareholders by providing for certain compensation and retention benefits and payments, including change of control provisions, in the case of an acceleration event.

The purposes of these provisions are to:

•	provide for continuing cohesive operations as executives evaluate a transaction, which, without change of control protection, could be personally adverse to the executive,

•	keep executives focused on preserving value for shareholders,

•	retain key talent in the face of potential transactions, and

•	aid in attracting talented employees in the competitive marketplace.

As discussed above, this plan provides severance benefits for covered executives, including any NEO whose employment is terminated by the Company other than for cause, or where the covered executive terminates his or her employment for good reason within two years after the occurrence of an acceleration event as described below (including a termination due to death or disability) or if during the two-year period following an acceleration event, the covered executive had grounds to resign with good reason or the covered executive’s employment is terminated in contemplation of an acceleration event that ultimately occurs.

The plan is designed to put the executive in the same position, from a compensation and benefits standpoint, as he or she would have been in without the acceleration event. With respect to incentive plan awards, since the executive will no longer have the ability to influence the corporate objectives upon which the awards are based, the plan provides that any AIP awards are paid out at target 100%. In the event of a change of control, a pro-rata portion of outstanding TSR awards will be paid through the date of the change of control based on actual performance and the balance of the award will be paid at target (100%). More information about the Special Senior Executive Severance Pay Plan is provided on pages 89 to 90 of this Proxy Statement.

Ms. Ramos and Ms. McClain and Messrs. Melcher and Jimenez participate in the Special Senior Executive Severance Pay Plan. Mr. Loranger does not participate in the plan because his severance arrangements, which include severance pay and benefits upon termination from the Company in connection with an acceleration event, are set forth in the Steven R. Loranger Employment Agreement, described on pages 75 to 77.

Change of Control Arrangements. As described more fully on pages 90 to 91, many of our short-term and long-term incentive plans, severance arrangements and nonqualified deferred compensation plans provide additional or accelerated benefits upon a change of control. Generally, these change of control provisions are intended to put the executive in the same position he or she would have been in had the change of control not occurred. Executives then can focus on preserving value for shareholders when evaluating situations that, without change of control provisions, could be personally adverse to the executive.

EMPLOYEE BENEFITS AND PERQUISITES

Executives, including the NEOs, are eligible to participate in ITT’s broad-based employee benefits program. The program includes a pension program, an investment and savings plan which includes before-tax and after-tax savings features, group medical and dental coverage, group life insurance, group accidental death and dismemberment insurance and other benefit plans. These other benefit plans include short- and long-term disability insurance, long-term care insurance and a flexible spending account plan.

Certain perquisites to the NEOs. The Company provides only those perquisites that it considers to be reasonable and consistent with competitive practice. Beginning with tax year 2011, the Committee eliminated any tax gross-up provisions for the NEOs associated with financial counseling and tax preparation for senior executives. No offsetting salary increase will be provided. Perquisites (which are described more fully on page 73 in the All Other Compensation Table and related narrative) available for NEOs include a car allowance up to $1,300 per month and financial and estate planning. Mr. Loranger’s perquisites are separately discussed on pages 76 to 77.

CONSIDERATION OF TAX AND ACCOUNTING IMPACTS

Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to its Chief Executive Officer and the three other highest-paid NEOs, other than the Chief Financial Officer. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. Compensation attributable to awards under the Company’s AIP and long-term incentive program are generally structured to qualify as performance-based compensation under Section 162(m).

However, the Committee realizes that evaluation of the overall performance of the senior executives cannot be reduced in all cases to a fixed formula. There may be situations in which the prudent use of discretion in determining pay levels is in the best interests of the Company and its shareholders and, therefore, desirable. In those situations where discretion is used, awards may be structured in ways that will not permit them to qualify as performance-based compensation under Section 162(m). The compensation of Mr. Loranger may not be fully deductible under these criteria. However, the Committee does not believe that such loss of deductibility would have any material impact on the financial condition of the Company.

The Company has also agreed to provide a tax reimbursement should an NEO’s post-termination compensation be determined to constitute an excess parachute payment. The Company’s plans are intended to comply with Section 409A, to the extent applicable, and the Company made amendments to the plans during 2008 in this regard. While the Company complies with other applicable sections of the Internal Revenue Code with respect to compensation, the Company and the Committee do not consider other tax implications in designing its compensation programs.

Compensation Tables
Summary Compensation Table

							Change in
							Pension
						Non-	Value &
						Equity	Nonqualified
						Incentive	Deferred
Name and Principal				Stock	Option	Plan	Compensation	All Other
Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
(a)	(b)	($)(c)	($)(d)	($)(e)	($)(f)	($)(g)	($)(h)	($)(i)	($)(j)
Steven R. Loranger	2010	1,154,231	—	4,187,372	2,047,462	2,328,352	2,602,844	314,791	12,635,052
Chairman, President and	2009	1,130,000	—	3,713,945	1,744,716	1,909,700	4,940,075	406,545	13,844,981
Chief Executive Officer	2008	1,119,615	—	4,806,163	1,499,000	2,534,025	2,508,911	211,125	12,678,839

Denise L. Ramos	2010	580,384	—	845,946	413,641	774,300	124,047	67,981	2,806,299
Senior Vice President	2009	540,000	—	675,272	317,269	596,700	135,414	63,377	2,328,032
and Chief Financial Officer	2008	533,077	150,000	873,838	272,593	870,900	70,593	184,727	2,955,728

Gretchen W. McClain	2010	527,604	—	761,335	372,279	654,700	97,308	74,141	2,487,367
Senior Vice President and	2009	504,054	61,000	2,426,708	317,269	474,600	70,753	65,453	3,919,837
President, Fluid and Motion Control	2008	426,462	—	801,010	249,883	527,700	39,611	139,099	2,183,765

David F. Melcher	2010	509,808	—	761,335	372,279	654,700	93,107	56,959	2,448,188
Senior Vice President and President, Defense & Information Solutions	2009	425,000	—	468,921	224,733	386,750	66,150	58,217	1,629,771

Frank R. Jimenez Vice President and General Counsel	2010	412,115	—	352,524	166,817	384,500	47,578	54,855	1,418,389

(d)	Ms. Ramos joined the Company on July 1, 2007. Ms. Ramos received a sign-on payment in 2008 following one year of service. For the 2009 performance year, the Committee awarded Ms. McClain a discretionary bonus of $61,000, which payment was outside the AIP plan. This award was in recognition of Ms. McClain’s exceptional business leadership of the Fluid Technology and Motion and Flow Control business segments during difficult economic conditions.

(e)	Amounts in the Stock Awards column include the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for TSR units and restricted stock. The TSR is considered a liability plan under the provisions of FASB ASC Topic 718. A discussion of restricted stock units, restricted stock, the TSR and assumptions used in calculating these values may be found in Note 17 to the Consolidated Financial Statements in the Company’s 2010 Annual Report on Form 10-K. The values of TSR units at target for the 2010-2012 performance period for Mr. Loranger, Ms. Ramos, Ms. McClain, Mr. Melcher, and Mr. Jimenez were $1,980,000, $400,000, $360,000, $360,000 and $166,700, respectively. Assuming the maximum value at the highest level of achievement, Mr. Loranger, Ms. Ramos, Ms. McClain, Mr. Melcher, and Mr. Jimenez would receive TSR unit payouts of $3,960,000, $800,000, $720,000, $720,000 and $333,400, respectively, following the end of the performance period.

(f)	Amounts in the Option Awards column include the aggregate grant date fair value of: non-qualified stock option awards in the year of grant based on a binomial lattice value of $15.48 for Mr. Loranger, Ms. Ramos, Ms. McClain, and Mr. Melcher and $14.03 for Mr. Jimenez for the 2010 grant year; $10.53 for Mr. Loranger, Ms. Ramos, Ms. McClain, and $9.06 for Mr. Melcher for the 2009 grant year; and $14.99 for Mr. Loranger, Ms. Ramos and Ms. McClain for the 2008 grant year. A discussion of assumptions relating to option awards may be found in Note 17 to the Consolidated Financial Statements in the Company’s 2010 Form 10-K.

(g)	Amounts in the Non-Equity Incentive Plan Compensation column represent AIP awards for performance year 2010, determined by the Committee on March 3, 2011, which to the extent not deferred by an executive, were paid out shortly after that date.

(h)	No NEO received preferential or above-market earnings on deferred compensation. The change in the present value in accrued pension benefits was determined by measuring the present value of the accrued benefit at the respective dates using a discount rate of 6.25% at

December 31, 2008, 6.00% at December 31, 2009, and 5.75% at December 31, 2010 (corresponding to the discount rates used for the ITT Salaried Retirement Plan, which is a component of the Company’s consolidated pension plans, as described in Note 16 to the Consolidated Financial Statements for the Company’s 2010 Annual Report on Form 10-K and based on the assumption that retirement occurs at the earliest date the individual could retire with an unreduced retirement benefit.) The amount for Mr. Loranger includes an increase in value of $593,304 and $1,971,058 representing an increase in the value of his accrued benefit under the ITT Excess Pension Plan and the Special Pension Arrangement, respectively, described on pages 82 to 83.

(i)	Amounts in this column for 2010 represent items specified in the All Other Compensation Table below.

All Other Compensation Table

	Other Compensation
	Personal
	Use of				Excess	Tax			Total
	Corporate	Financial	Auto	Total	Savings Plan	Reimburse-	401(K)		All Other
	Aircraft	Counseling	Allowances	Perquisites	Contributions	ments	Match	Other	Compensation
Name	($)	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(f)	(g)	(h)	(i)	(j)	(k)

Steven R. Loranger	152,979	63,166	15,600	231,745	31,823	37,746	8,575	4,902	314,791

Denise L. Ramos	—	16,331	15,600	31,931	11,738	14,273	8,575	1,464	67,981

Gretchen W. McClain	8,936	15,895	15,600	40,431	10,011	14,263	8,575	861	74,141

David F. Melcher	—	14,648	15,139	29,787	9,267	6,957	8,575	2,373	56,959

Frank R. Jimenez	—	14,800	15,600	30,400	5,849	9,079	8,575	952	54,855

(b)	Amounts reflect the aggregate incremental cost to ITT for personal use of the corporate aircraft for Mr. Loranger and Ms. McClain. Mr. Loranger’s employment agreement with the Company permits occasional personal use of the Company aircraft. Ms. McClain’s personal use of the corporate aircraft related to a trip where Ms. McClain was a passenger on a trip previously scheduled by Mr. Loranger. The aggregate incremental cost to the Company is determined on a per flight basis and includes the cost of fuel, a pro-rata share of repairs and maintenance, landing and storage fees, crew-related expenses and other miscellaneous variable costs. A different value attributable to personal use of the corporate aircraft (as calculated in accordance with Internal Revenue Service guidelines) is included as compensation on the W-2s for Mr. Loranger and Ms. McClain in the amounts of $30,542 and $1,771 respectively.

(c)	Amounts represent financial counseling and tax service fees paid during 2010. Financial counseling and tax service fees reflect fees for invoices submitted during the calendar year.

(d)	Auto allowances are provided to a range of executives, including the NEOs.

(g)	Company contributions to the ITT Excess Savings Plan are unfunded and earnings accrue at the same rate as the Stable Value Fund available to participants in the Company’s ITT Salaried Investment and Savings Plan.

(h)	Amounts for Mr. Loranger, Ms. Ramos, Ms. McClain, Mr. Melcher and Mr. Jimenez are tax reimbursement allowances intended to offset the inclusion of taxable income of financial counseling and tax preparation services. Tax reimbursement for financial counseling has been eliminated for the 2011 tax year. No compensating salary increase will be provided. Mr. Jimenez’s amount also includes a tax-related relocation reimbursement of $130.

(i)	Amounts represent the aggregate of the Company’s floor and matching contributions to the participant’s ITT Salaried Investment and Savings Plan account.

(j)	Amounts include taxable group term-life insurance premiums attributable to each NEO.

Grants of Plan-Based Awards Table

The following table provides information about 2010 equity and non-equity awards for the NEOs. The table includes the grant date for equity-based awards, the estimated future payouts under non-equity incentive plan awards (which consist of potential payouts under the 2010 AIP) and estimated future payouts under 2010 equity incentive plan awards (including the TSR target award granted in 2010 for the 2010-2012 performance period (each unit equals $1)). Also provided is the number of shares underlying all other stock awards, comprised of restricted stock and non-qualified stock option awards. The table also provides the exercise price of the non-qualified stock option awards, reflecting the closing price of ITT stock on the grant date and the grant date fair value of each equity award computed under FASB ASC Topic 718. The compensation plans, under which the grants in the following table were made are described in the Compensation Discussion and Analysis, beginning on page 58 of this Proxy Statement, and include the AIP, TSR, restricted stock awards, and non-qualified stock options awards.

Grants of Plan-Based Awards

								All
								Other
								Stock	All Other		Grant
								Awards:	Option		Date
		Estimated Future Payouts Under						Number	Awards:	Exercise	Fair
		Non-Equity Incentive Plan			Estimated Future Payouts Under			of	Number	or Base	Value
		Awards			Equity Incentive Plan Awards			Shares	of Securities	Price of	of Stock
								of Stock	Underlying	Option	and Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Steven R. Loranger		754,000	1,508,000	3,016,000

	05-Mar-10				990,000	1,980,000	3,960,000				1,980,000

	05-Mar-10							41,267			2,207,372

	05-Mar-10								132,265	53.49	2,047,462

Denise L. Ramos		250,750	501,500	1,003,000

	05-Mar-10				200,000	400,000	800,000				400,000

	05-Mar-10							8,337			445,946

	05-Mar-10								26,721	53.49	413,641

Gretchen W. McClain		212,000	424,000	848,000

	05-Mar-10				180,000	360,000	720,000				360,000

	05-Mar-10							7,503			401,335

	05-Mar-10								24,049	53.49	372,279

David F. Melcher		212,000	424,000	848,000

	05-Mar-10				180,000	360,000	720,000				360,000

	05-Mar-10							7,503			401,335

	05-Mar-10								24,049	53.49	372,279

Frank R. Jimenez		124,500	249,000	498,000

	05-Mar-10				83,350	166,700	333,400				166,700

	05-Mar-10							3,474			185,824

	05-Mar-10								11,890	53.49	166,817

(c)(d)(e)	Amounts reflect the threshold, target and maximum payment levels, respectively, if an award payout is achieved under the Company’s AIP described on pages 58 to 61. These potential payments are based on achievement of specific performance metrics and are completely at risk. The target award is computed based upon the applicable range of net estimated payments denominated in dollars where the target award is equal to 100% of the award potential, the threshold is equal to 50% of target and the maximum is equal to 200% of target.

(f)(g)(h)	Amounts reflect the threshold, target and maximum payment levels, if an award payout is achieved, under the Company’s TSR Plan for the 2010-2012 performance period described on pages 65 to 67. Each unit under the TSR Plan equals $1. Payments, if any, under the TSR Plan are paid in cash at the end of the performance period. The performance period for awards under the Company’s TSR Plan, reflected in the Estimated Future Payouts Under Equity Incentive Plan Awards column, for the 2010-2012 performance period is January 1, 2010-December 31, 2012.

(i)	Amounts reflect the number of shares of restricted stock granted in 2010 to the NEOs. The number of shares underlying restricted stock awards are determined by the average of the high and low stock price on the program valuation date, February 8, 2010. Restricted stock grants to NEOs generally vest in full at the end of the three-year restriction period following the grant date. During the restriction period, the holder receives dividends and may vote the shares.

(j)	Amounts reflect the number of non-qualified stock options granted in 2010 to the NEOs. Such non-qualified stock options generally become exercisable at the end of the three-year period following the grant date and expire ten years after the grant date. For Mr. Jimenez, one-third of non-qualified stock options granted in 2010 vest in 2011, one-third vest in 2012 and one-third vest in 2013.

(k)	The option exercise price for non-qualified stock options granted in 2010 was the closing price of ITT common stock on March 5, 2010, the date the non-qualified stock options were granted.

(l)	Amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for TSR target awards, restricted stock awards and non-qualified stock option awards granted to the NEOs in 2010.

Specific Compensation Arrangements

Mr. Loranger

Term:  The original term of the Steven R. Loranger Employment Agreement was from June 28, 2004 to June 27, 2007, subject to automatic 12-month extensions unless the Company or Mr. Loranger provides at least 180 days’ prior written notice of non-extension. Mr. Loranger’s employment agreement has been extended to June 27, 2011 as no notice of non-extension was provided in 2010.

Annual Base Salary:  Mr. Loranger receives a base salary under his employment agreement, subject to increase by the Board of Directors. On March 8, 2010, Mr. Loranger’s base salary was $1,160,000. Effective March 7, 2011 Mr. Loranger’s base salary was $1,200,000.

Mr. Loranger participates in our AIP and Long-Term Incentive Award programs discussed on pages 58 through 67 and in the Summary Compensation Table and Grants of Plan-Based Awards in 2010 Table on pages 72 and 74, respectively.

Restricted Stock Units (“RSU”):  Mr. Loranger received 250,000 restricted stock units granted on June 28, 2004, in connection with the Steven R. Loranger Employment Agreement. The units vested in one-third installments on June 28, 2007, June 28, 2008 and June 28, 2010. One-half of the vesting RSUs settle upon the vesting date and the remaining one-half of the vesting RSUs settle within ten days of Mr. Loranger’s termination of employment. During the restriction period, Mr. Loranger could not vote the shares but was credited for RSU dividends that vested and settled following the terms of the original award.

Mr. Loranger’s Special Pension Arrangement:  Mr. Loranger has a Special Pension Arrangement, which is described on page 83 of this Proxy Statement.

Severance Arrangements:  Under Mr. Loranger’s employment agreement, if Mr. Loranger’s employment is terminated prior to June 28, 2011 by the Company without “cause” or by Mr. Loranger for “good reason” (as each such term is defined in the employment agreement), in either case upon or following a “Change of Control” (as defined in the employment agreement), Mr. Loranger would be entitled to receive a lump-sum payment of the actuarial present value of his non-qualified pension as a Special Pension Arrangement. These pension benefits are offset by any benefits to which he is entitled (or which he already has received) under other defined benefit pension arrangements maintained by the Company or any prior employer. Mr. Loranger is also entitled to retiree medical coverage as such coverage is in effect for persons joining the Company on June 28, 2004 (the effective date of Mr. Loranger’s employment), provided that if his employment is terminated by the Company without cause or by him for good reason on or after June 28, 2005, that termination will be considered a “retirement” under the Company’s retiree medical plan and will entitle Mr. Loranger to receive benefits under that arrangement.

If Mr. Loranger resigns or is terminated for cause he would receive no TSR payment. In the event of termination without cause he would receive payment, if any, on a pro-rata portion of the outstanding TSR as of the termination date, based on the Company’s performance. If Mr. Loranger’s employment terminates due to disability, death or normal retirement (defined as age 65), he (or his estate) will be entitled to receive a pro-rata payment of the target AIP award for the year of termination and payment of the pro-rata target award for each outstanding TSR award (or such greater amount as is provided under the TSR award agreement). If Mr. Loranger’s employment is terminated by the Company without Cause or by Mr. Loranger for Good Reason (other than during the two-year period following a Change of Control), Mr. Loranger will be entitled to a lump sum payment of (A) any earned but unpaid base salary through the date of termination, (B) any earned but unpaid AIP for any calendar year preceding the year in which the termination occurs, plus (C) a lump sum payment equal to the product of (x) Mr. Loranger’s base Salary (at the rate then in effect) multiplied by (y) a fraction, the numerator of which is number of days Mr. Loranger was employed during the calendar year in which he was terminated and the denominator of which is 365 (collectively, the “Accrued Obligations”) plus (ii) twenty-four (24) monthly payments, each of which shall be equal to one twenty-fourth of the sum of (A) two times his base salary (at the rate then in effect) and (B) two times his target AIP; all such payments subject to Section 409A timing and payment requirements. If, within the two-year period following a Change of Control, the Company terminates Mr. Loranger’s employment without cause or Mr. Loranger terminates his employment for good reason, the Company will pay Mr. Loranger a lump-sum payment consisting of (i) the Accrued Obligations, and (ii) a severance payment equal to three times the sum of his base salary and the highest AIP payment paid to him in the three years prior to the Change of Control subject to Section 409A timing and payment requirements. Mr. Loranger would also receive continued health and welfare benefits for up to two years following a termination without cause or for good reason (whether before or after a Change of Control). If Mr. Loranger’s employment is terminated at the end of the initial term or any successive twelve-month renewal period due to the Company giving a non-extension notice, such termination will be treated as a termination without cause, except that his base salary and target bonus will only be continued for one year. If any payments to Mr. Loranger are determined to be excess parachute payments under Section 280G of the Internal Revenue Code, he will receive a gross-up payment with respect to the excise taxes incurred by him. All severance payments are conditioned upon Mr. Loranger’s execution of a general release.

Restrictive Covenants:  In his employment agreement, Mr. Loranger agreed that during the employment term and for two years after termination, he would not compete with the Company. He also agreed that he would not solicit or hire any of the Company’s employees or anyone who was an employee in the previous six months before his departure without the Company’s consent, or solicit any of the Company’s customers or business. Mr. Loranger also agreed not to make any false or disparaging statements at any time about the Company. The Company has agreed that after Mr. Loranger’s termination we will instruct our directors and officers not to make any false or disparaging remarks about Mr. Loranger. In addition, Mr. Loranger agreed to follow our Code of Conduct, and he agreed not to reveal any confidential Company information or personal information about our officers, directors or employees except as necessary during employment. Mr. Loranger has assigned all rights to any Company discoveries, inventions or ideas to the Company. If Mr. Loranger violates any of these covenants, the Company may stop paying any post-termination benefits.

Perquisites and Other Compensation:  Mr. Loranger is eligible to participate in the Company’s benefit plans on the same basis as other senior executives, may use corporate aircraft for business travel, and occasional personal use (when not otherwise scheduled for business use) and may bring his spouse on such travel. Mr. Loranger receives a monthly car allowance of $1,300.

Mr. Loranger receives employee benefits, fringe benefits and employment and post-employment privileges on terms no less favorable to Mr. Loranger than to our other senior executives or those provided to our former Chief Executive Officer. As with other senior executives, however, the Committee uses the same CDB, regressed for size and adjusted for scope of operations, to evaluate Mr. Loranger’s compensation and market trends.

Financial Planning:  Mr. Loranger receives reimbursement for reasonable costs associated with tax planning and financial counseling. Such costs are not subject to tax reimbursement starting with financial counseling and tax planning associated with the 2011 tax year. The Company also agreed to reimburse Mr. Loranger for any legal and accounting expenses paid in connection with the filing of any tax return or dispute with the Internal Revenue Service regarding the golden parachute excise tax that may occur on a change of control. Further, if a disagreement arises out of the employment agreement and Mr. Loranger prevails on any material issue, the Company will pay for all fees and any expenses relating to the arbitration or litigation, including his reasonable attorney fees and expenses. Mr. Loranger’s perquisites and other compensation are discussed in more detail in the All Other Compensation Table on page 73.

Ms. Ramos

On July 1, 2007, Ms. Ramos accepted an offer of employment with the Company as its Senior Vice President, Chief Financial Officer, effective July 1, 2007. Ms. Ramos’ employment agreement (the “Ramos Letter Agreement”) provides for, among other things, annual base salary, annual incentives and long-term incentives.

Annual Incentive Plan Awards:  Ms. Ramos’ standard AIP payment is currently calculated at 85% of base salary. Ms. Ramos’ 2010 AIP Award is described on page 61 and the Summary Compensation Table on page 72.

Car Allowance:  Ms. Ramos is eligible for a monthly car allowance of $1,300.

Special Grant of Restricted Stock:  Ms. Ramos received a special grant of Restricted Stock at a target award value of $200,000 under the 2003 Plan. These shares were subject to a three-year period of restriction, subject to continued employment and the terms of the Plan. The special grant of restricted stock vested in full on July 2, 2010.

Long-Term Incentive Award Program:  Ms. Ramos participated in the 2010 Long-Term Incentive Award Program. Her 2010 awards under this program are described in the Grants of Plan-Based Awards table on page 74.

Ms. Ramos was eligible to participate in the ITT Long-Term Incentive Award Program for 2007. She was granted a total target long-term incentive award of $1,100,000 for 2007 comprised as follows:

•	One-half of the total award was in the form of a $550,000 target award for January 1, 2007 through December 31, 2009. This award was granted under the ITT 1997 Long-Term Incentive Plan. The measurement period for this award was January 1, 2007 through December 31, 2009. The ultimate value of this award was determined based on TSR relative performance measured against the TSR Performance Index, in accordance with the terms of the plan, as described on pages 65 to 67, and its administrative rules and award documents.

•	One-fourth of the total award ($275,000) was in the form of an ITT restricted stock award under the 2003 Plan. These shares, subject to a three-year period of restriction, continued employment and the terms of the Plan, vested in full on July 2, 2010.

•	One-fourth of the total award ($275,000) was in the form of a non-qualified stock option award under the 2003 Plan. The option exercise price was the closing price of ITT common shares on the date of grant. These options vested on July 2, 2010 and will expire seven years from the date of grant, subject to continued employment and the terms of the Plan.

Restricted Stock Award:  As an offset for forfeited Furniture Brands Long-Term Incentive and Retention Awards that would otherwise have vested in 2007, 2008 and 2009, Ms. Ramos received a restricted stock award of 12,000 shares under the 2003 Plan as follows:

•	6,000 shares vested in 2009, and

•	the remaining 6,000 shares will vest four years after the grant date of Ms. Ramos’ fourth anniversary of employment (i.e., 2011).

In the event that Ms. Ramos is terminated by ITT, other than for cause, prior to the lapse of restrictions, this grant of restricted stock will vest in full upon termination.

Severance Arrangements:  Ms. Ramos is covered under the terms of the Senior Executive Severance Pay Plan described on pages 88 to 89. Notwithstanding the terms of such plan, should Ms. Ramos be terminated by the Company other than for cause at any time, she will receive a severance benefit equal to twenty-four months of base salary, subject to the Company’s severance policies. In the event of a termination in connection with a change of control as described on pages 90 to 91, Ms. Ramos would receive a severance pay equivalent to the sum of three times the highest annual base salary rate paid and three times the highest bonus paid in respect of the three years preceding an acceleration event.

Other Compensation:  Ms. Ramos also received financial counseling and tax planning services. Such services are not eligible for tax reimbursement as of the 2011 tax year.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
									Equity
			Equity					Equity	Incentive
			Incentive					Incentive	Plan Awards:
			Plan					Plan Awards:	Market or Payout
			Awards:				Market	Number of	Value of
	Number of	Number of	Number of			Number of	Value	Unearned	Unearned
	Securities	Securities	Securities			Shares	of Shares	Shares,	Shares,
	Underlying	Underlying	Underlying			or Units	or Units	Units or	Units or
	Unexercised	Unexercised	Unexercised	Option	Option	of Stock	of Stock	Other Rights	Other Rights
	Options (#)	Options (#)	Unearned	Exercise	Expiration	That Have	That Have	That Have	That Have
Name	Exercisable	Unexercisable	Options	Price	Date	Not Vested	Not Vested	Not Vested	Not Vested
(a)	(b)	(c)	(#)(d)	($)(e)	(f)	(#)(g)	($)(h)	(#)(i)	($)(j)
Steven R. Loranger	199,120	—	—	45.47	3/8/2012	121,880	6,351,167	3,960,000	1,980,000
	83,612	—	—	52.68	3/6/2013
	89,235	—	—	57.99	3/7/2014
	250,000	—	—	41.52	6/28/2014
	—	100,000	—	53.09	3/10/2015
	—	165,690	—	33.19	3/5/2016
	—	132,265	—	53.49	3/5/2020

Denise L. Ramos	16,359	—	—	69.00	7/2/2014	28,994	1,510,877	760,000	380,000
	—	18,185	—	53.09	3/10/2015
	—	30,130	—	33.19	3/5/2016
	—	26,721	—	53.49	3/5/2020

Gretchen W. McClain	33,333	—	—	55.59	9/19/2012	74,500	3,882,195	720,000	360,000
	8,725	—	—	52.68	3/6/2013
	15,155	—	—	57.99	3/7/2014
	—	16,670	—	53.09	3/10/2015
	—	30,130	—	33.19	3/5/2016
	—	24,049	—	53.49	3/5/2020

David F. Melcher	3,690	1,845	—	66.45	8/18/2015	15,224	793,323	610,000	305,000
	8,269	16,536	—	33.19	3/5/2016
	—	24,049	—	53.49	3/5/2020

Frank R. Jimenez	5,512	11,023	—	45.81	6/9/2016	7,111	370,554	333,400	166,700
	—	11,890	—	53.49	3/5/2020

(c)	Vesting Schedule for Unexercisable Options (options vest on the applicable anniversary of the grant date.)

			Vesting Schedule (#’s)
Name	Grant Date	Expiration Date	2011	2012	2013
Steven R. Loranger	3/10/2008	3/10/15	100,000
	3/5/2009	3/5/16		165,690
	3/5/2010	3/5/20			132,265

Denise L. Ramos	3/10/2008	3/10/15	18,185
	3/5/2009	3/5/16		30,130
	3/5/2010	3/5/20			26,721

Gretchen W. McClain	3/10/2008	3/10/15	16,670
	3/5/2009	3/5/16		30,130
	3/5/2010	3/5/20			24,049

David F. Melcher	8/18/2008	8/18/15	1,845
	3/5/2009	3/5/16	8,268	8,268
	3/5/2010	3/5/20			24,049

Frank R. Jimenez	6/9/2009	6/9/16	5,512	5,511
	3/5/2010	3/5/20	3,964	3,963	3,963

(g)	Vesting Schedule for Restricted Stock (restricted stock vests on the applicable anniversary of the grant date.)

		Vesting Schedule(#)
Name	Grant Date	2011	2012	2013	2014
Steven R. Loranger	3/10/2008	28,370
	3/5/2009		52,243
	3/5/2010			41,267

Denise L. Ramos	7/2/2007	6,000
	3/10/2008	5,158
	3/5/2009		9,499
	3/5/2010			8,337

Gretchen W. McClain	3/10/2008	4,728
	3/5/2009		9,499
	3/5/2009				52,770
	3/5/2010			7,503

David F. Melcher	8/18/2008	1,125
	3/5/2009		6,596
	3/5/2010			7,503

Frank R. Jimenez	6/9/2009		3,637
	3/5/2010			3,474

(h)	Reflects the Company’s closing stock price of $52.11 on December 31, 2010.

(i)(j)	Awards are typically expressed as target cash awards and payment, if any, is in cash following the end of the performance cycle. Column (i) represents the number of units (each unit = $1) at target levels and column (j) represents the market or payout value based on stock price performance. Disclosures provide the TSR value at 50% of the target based on performance at year-end. Pages 65 to 67 provide material terms of the Company’s TSR grants.

The following table represents the vesting schedule of TSR on December 31 of each year awards with each TSR unit reflecting $1 of value.

			Vesting Schedule
Equity Incentive Plan Awards	Approval Date(1)	Target Award in units(#)	2011	2012
Steven R. Loranger	3/5/2009	1,980,000	1,980,000
	3/5/2010	1,980,000		1,980,000

Denise L. Ramos	3/5/2009	360,000	360,000
	3/5/2010	400,000		400,000

Gretchen W. McClain	3/5/2009	360,000	360,000
	3/5/2010	360,000		360,000

David F. Melcher	3/5/2009	250,000	250,000
	3/5/2010	360,000		360,000

Frank R. Jimenez(2)	6/9/2009	166,700	166,700
	3/5/2010	166,700		166,700

(1)	For purposes of the TSR, the grant date is January 1, the first day of the performance period for the year in which the award is approved.

(2)	Mr. Jimenez joined the Company on June 8, 2009. His target TSR award was granted effective on the next business day.

Option Exercises & Stock Vested

	Option Awards		Stock Awards
	Number of	Value	Number of	Value
	Shares	Realized	Shares	Realized
	Acquired on	on	Acquired on	on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)(1)
(a)	(b)	(c)	(d)	(e)
Steven R. Loranger	—	—	115,522	5,562,859

Denise L. Ramos	—	—	6,930	309,702

Gretchen W. McClain	—	—	3,671	195,150

David F. Melcher	—	—	—	—

Frank R. Jimenez	—	—	—	—

(1)	Reflects aggregate dollar value upon vesting of restricted stock reflected in column (d).

(e)	On June 28, 2004, Mr. Loranger received an award of 250,000 Restricted Stock Units (“RSUs”) under the ITT 2003 Equity Incentive Plan in connection with his employment agreement. The last tranche of Mr. Loranger’s June 28, 2004 award vested on June 28, 2010. This vesting included restricted stock units and applicable restricted unit dividends, in an amount equal to 88,821 shares. On the June 28, 2010 vesting date approximately one-half of the restricted stock units settled, with a value of $2,149,635 and the remainder of 42,869 shares were deferred and will settle within ten days of Mr. Loranger’s termination of employment. The value of this deferred amount was $2,005,412 on the vesting date. In addition, 2,227 restricted stock unit dividends (representing dividends attributable to shares which previously vested) vested, of which 369 settled and 1,858 were deferred.

With respect to all NEOs, the amount in column (e) does not include payment for the 2008-2010 TSR award, which vested on December 31, 2010, as the Company’s relative share price appreciation did not meet the minimum threshold requirement for a payment.

ITT Pension Benefits

ITT Salaried Retirement Plan. Under the ITT Salaried Retirement Plan, participants have the option, on an annual basis, to elect to be covered under either a Traditional Pension Plan or a Pension Equity Plan formula for future pension accruals. The ITT Salaried Retirement Plan is a funded and tax-qualified retirement program. The plan is described in detail below. All of the NEOs participate in the Traditional Pension Plan formula of the ITT Salaried Retirement Plan.

While the Traditional Pension Plan formula pays benefits on a monthly basis after retirement, the Pension Equity Plan formula enables participants to elect to have benefits paid as a single sum payment upon employment termination, regardless of the participant’s age. The Traditional Pension Plan benefit payable to an employee depends upon the date an employee first became a participant under the plan.

A participant first employed on or after January 1, 2000, under the Traditional Pension Plan would receive an annual pension that would equal:

•	1 1/2% of his or her average final compensation (as defined below) for each year of benefit service up to 40 years, reduced by

•	1 1/4% of his or her primary Social Security benefit for each year of benefit service up to a maximum of 40 years.

For a participant first employed prior to January 1, 2005, average final compensation (including salary and approved bonus or AIP payments) is the total of:

•	the participant’s average annual base salary for the five calendar years of the last 120 consecutive calendar months of eligibility service that would result in the highest average annual base salary amount, plus

•	the participant’s average annual pension eligible compensation, not including base salary, for the five calendar years of the participant’s last 120 consecutive calendar months of eligibility service that would result in the highest average annual compensation amount.

For a participant first employed on or after January 1, 2005, average final compensation is the average of the participant’s total pension eligible compensation (salary, bonus and annual incentive payments for NEOs and other exempt salaried employees) over the highest five consecutive calendar years of the participant’s final 120 months of eligibility service.

For participants first employed from January 1, 2000 through December 31, 2004, under the Traditional Pension Plan, Standard Early Retirement is available as described above. Special Early Retirement is also available to employees who have attained at least age 55 with 15 years of eligibility service (but not earlier than age 55). For Special Early Retirement, the benefit payable at or after age 62 would be at 100%; if payments commence prior to age 62 they would be reduced by 5/12 of 1% for each of the first 48 months prior to age 62 and by an additional 4/12 of 1% for each of the next 12 months and by an additional 3/12 of 1% for each month prior to age 57. For participants first employed on or after January 1, 2005, and who retire before age 65, benefits may commence at or after age 55 but they would be reduced by 5/9 of 1% for each of the first 60 months prior to age 65 and an additional 5/18 of 1% for each month prior to age 60.

In December 2007, effective January 1, 2008, the ITT Salaried Retirement Plan and the ITT Excess Pension Plans were amended to provide for a three-year vesting requirement. In addition, for employees who are already vested and who are involuntarily terminated and entitled to severance payments from the Company, additional months of age and service (not to exceed 24 months) are to be imputed based on the employee’s actual service to his or her last day worked, solely for purposes of determining eligibility for early retirement.

The 2010 Pension Benefits table on page 83 of this Proxy Statement provides information on the pension benefits for the NEOs. At the present time, none of the NEOs listed in the Summary Compensation Table has elected to accrue benefits under the Pension Equity Plan formula. Mr. Loranger participates under the terms of the plan in effect for employees hired between January 1, 2000 and December 31, 2004 and Ms. Ramos, Ms. McClain Mr. Melcher and Mr. Jimenez participate under the terms of the plan in effect for employees hired after January 1, 2005. The accumulated benefit an employee earns over his or her career with the Company is payable on a monthly basis starting after retirement. Employees may retire as early as age 55 under the terms of the plan. Pensions may be reduced if retirement starts before age 65. Possible pension reductions are described above.

Benefits under this plan are subject to the limitations imposed under Sections 415 and 401(a) (17) of the Internal Revenue Code in effect as of December 31, 2010. Section 415 limits the amount of annual pension payable from a qualified plan. For 2010, this limit is $195,000 per year for a single-life annuity payable at an IRS-prescribed retirement age. This ceiling may be actuarially adjusted in accordance with IRS rules for items such as employee contributions, other forms of distribution and different annuity starting dates. Section 401(a)(17) limits the amount of compensation that may be recognized in the determination of a benefit under a qualified plan. For 2010, this limit is $245,000.

ITT Excess Pension Plan. Since federal law limits the amount of benefits paid under and the amount of compensation recognized under tax-qualified retirement plans, the Company maintains the unfunded ITT Excess Pension Plan, which is not qualified for tax purposes. The purpose of the

ITT Excess Pension Plan is to restore benefits calculated under the ITT Salaried Retirement Plan formula that cannot be paid because of the IRS limitations noted above. The Company has not granted any extra years of benefit service to any employee under either the ITT Salaried Retirement Plan or the Excess Pension Plan. In the event of a change of control, certain extra years of service may be allowed in accordance with the terms of the Special Senior Executive Severance Pay Plan described on pages 88 to 89 of this Proxy Statement.

In the event of a change of control, any excess plan benefit would be immediately payable, subject to any applicable Section 409A restrictions with respect to form and timing of payments, and would be paid in a single discounted sum. Amendments to the excess pension plan related to Section 409A compliance, while not modifying the previously disclosed definition of change in control in the excess pension plan, provide that payouts of pension amounts earned since January 1, 2005 require a change in control involving an acceleration event of 30% or more of the Company’s outstanding stock.

Special Pension Arrangement. Mr. Loranger’s employment agreement provides for a non-qualified pension arrangement if Mr. Loranger’s employment is terminated on or after June 28, 2009, or under certain circumstances prior to that date. This arrangement provides for an annuity paid monthly over Mr. Loranger’s life, calculated as a percentage of his average annual compensation for the five years in which his compensation was highest, which percentage ranges from 38%, if Mr. Loranger is age 57 upon the date of his termination, to 50%, if Mr. Loranger is at least age 60 on the date of his termination. Any amount so determined will be reduced by the amount to which Mr. Loranger is entitled to under the pension plans of ITT or the plans of any prior employer. Quantification of Mr. Loranger’s pension arrangements, as of December 31, 2010, is provided in the 2010 Pension Benefits table below and the arrangements are further discussed in footnote (5) to Mr. Loranger’s Potential Post-Employment Compensation table on page 92.

No pension benefits were paid to any of the named executives in the last fiscal year.

Pension Benefits

				Present Value
				of Accumulated
			Present Value	Benefit at
		Number of	of Accumulated	Earliest	Payments
		Years	Benefit at	Date for	During
		Credited	Normal	Unreduced	Last Fiscal
		Service	Retirement	Benefit	Year
Name(a)	Plan Name(b)	(#)(c)	($)(d)(1)	(e)	($)(f)

Steven R. Loranger	ITT Salaried Retirement Plan	6.51	150,257	150,257	—
	ITT Excess Pension Plan	6.51	2,017,943	2,017,943	—
	Special Pension Arrangement	6.51	5,579,701	10,732,988

Denise L. Ramos	ITT Salaried Retirement Plan	3.50	68,423	68,423	—
	ITT Excess Pension Plan	3.50	279,374	279,374	—

Gretchen W. McClain	ITT Salaried Retirement Plan	5.29	72,062	72,062	—
	ITT Excess Pension Plan	5.29	193,588	193,588	—

David F. Melcher	ITT Salaried Retirement Plan	2.38	50,938	50,938	—
	ITT Excess Pension Plan	2.38	133,311	133,311	—

Frank R. Jimenez	ITT Salaried Retirement Plan	1.56	17,912	17,912	—
	ITT Excess Pension Plan	1.56	29,666	29,666	—

(1)	Assumptions used to determine present value as of December 31, 2010 are as follows:

Measurement date: December 31, 2010; Discount Rate: 5.75%; Mortality (pre-commencement): None; Mortality (post-commencement): UP-94 Mortality Table; Termination of Employment: Age 65 for all participants; Present value is based on the single life annuity payable beginning on the first day of the month at normal retirement age 65 (column (d)) or the earliest time at which a participant may retire under the plan without any benefit reduction due to age (column (e)). The six-month delay under the Pension Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose. All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at termination of employment.

The 2010 row of the column titled Change in Pension Plan Value & Nonqualified Deferred Compensation Earnings in the Summary Compensation Table quantifies the change in the present value of the Pension Plan benefit from December 31, 2009 to December 31, 2010. To determine the present value of the plan benefit as of December 31, 2009, the same assumptions that are described above to determine present value as of December 31, 2010 were used, except a 5.75% interest rate was used to determine the present value, as compared to a 6.00% interest rate as of December 31, 2009.

(d)	The accumulated benefit is based on service and earnings (base salary and bonus and/or AIP payment) considered by the plans for the period through December 31, 2010, and represents the actuarial present value under ASC Topic 715 of pension earned to date and payable at the assumed normal retirement age for the named executives as defined under each plan, based upon actuarial factors and assumptions used in Note 16 to the Consolidated Financial Statements in the 2010 Annual Report on Form 10-K and as described in (1) above, regardless of whether or not the executive has vested in this benefit. Mr. Loranger’s Special Pension Arrangement is described in detail in this Proxy Statement on page 83. Mr. Loranger received a special pension arrangement in connection with his employment agreement to reflect the pension benefit with prior employers which he agreed to forego when he entered into his employment agreement with the Company.

(e)	The amounts represent the actuarial present value of the accumulated benefit at December 31, 2010, for the named executives under each plan based upon actuarial factors and assumptions used in Note 16 to the Consolidated Financial Statements in the 2010 Form 10-K and as described in (1) above, where the retirement age is assumed to be the earliest age at which the individual can receive undiscounted early retirement benefits. Mr. Loranger has a Special Pension Arrangement. The present value of the accumulated benefit at the earliest date for unreduced benefits with respect to the Special Pension Arrangement for Mr. Loranger is $10,732,988.

ITT Deferred Compensation Plan

ITT Deferred Compensation Plan.  The ITT Deferred Compensation Plan is a tax deferral plan. The ITT Deferred Compensation Plan permits eligible executives with a base salary of at least $200,000 to defer between 2% and 90% of their AIP payment. The AIP amount deferred is included in the Summary Compensation Table under Non-Equity Incentive Plan Compensation. Withdrawals under the plan are available on payment dates elected by participants at the time of the deferral election. The withdrawal election is irrevocable except in cases of demonstrated hardship due to an unforeseeable emergency as provided by the ITT Deferred Compensation Plan. Amounts deferred will be unsecured general obligations of the Company to pay the deferred compensation in the future and will rank with other unsecured and unsubordinated indebtedness of the Company.

Participants can elect to have their account balances allocated into one or more of the 25 phantom investment funds (including a phantom Company stock fund) and can change their investment allocations on a daily basis. All plan accounts are maintained on the accounts of the Company and investment earnings are credited to a participant’s account (and charged to corporate earnings) to mirror the investment returns achieved by the investment funds chosen by that participant.

A participant can establish up to six “accounts” into which AIP payment deferrals are credited and he or she can elect a different form of payment and a different payment commencement date for each “account.” One account may be selected based on a termination date (the “Termination Account”) and five accounts are based on employee-specified dates (each a “Special Purpose Account”). Each Special Purpose and Termination Account may have different investment and payment options. Termination Accounts will be paid in the seventh month following the last day worked. Changes to Special Purpose Account distribution elections must be made at least 12 months before any existing benefit payment date, may not take effect for at least 12 months, and must postpone the existing benefit payment date by at least five years. Additionally, Termination Account distribution elections are irrevocable.

ITT Excess Savings Plan.  Since federal law limits the amount of compensation that can be used to determine employee and employer contribution amounts ($245,000 in 2010) to the tax-qualified plan, the Company has established and maintains a non-qualified unfunded ITT Excess Savings Plan to allow for employee and Company contributions based on base salary in excess of these limits. Employee contributions under this plan are limited to 6% of base salary. All balances under this plan are maintained on the books of the Company and earnings are credited to the accumulated savings under the plan based on the earnings in the Stable Value Fund in the tax-qualified plan. Benefits will be paid in a lump sum in the seventh month following the last day worked.

Deferred Compensation.  Non-qualified savings represent amounts in the ITT Excess Savings Plan. Deferred Compensation earnings under the ITT Deferred Compensation Plan are calculated by reference to actual earnings of mutual funds or ITT stock as provided in the accompanying chart.

The table below shows the activity within the Deferred Compensation Plan for the NEOs for 2010.

2010 Nonqualified Deferred Compensation

	Executive	Registrant		Aggregate	Aggregate
	Contributions in	Contributions	Aggregate	Withdrawals/	Balance at
Name	Last FY	in Last	Earnings in	Distributions	Last FYE
(a)	($)(b)	FY ($)(c)	Last FY ($)(d)	($)(e)	($)(f)
Steven R. Loranger
Non-qualified savings	54,554	31,823	15,197	—	545,021
Deferred Compensation	—	—	424,590	—	7,829,325
Vested but Undelivered Shares(1)	—	2,086,701	452,801	—	6,921,198
Total	54,554	2,118,524	892,588	—	15,295,544

Denise L. Ramos
Non-qualified savings	20,123	11,738	1,901	—	84,121
Deferred Compensation	696,870	—	24,951	—	1,258,851
Total	716,993	11,738	26,852	—	1,342,972

Gretchen W. McClain
Non-qualified savings	16,956	10,011	2,498	—	100,417
Deferred Compensation	229,145	—	23,976	—	612,990
Total	246,101	10,011	26,474	—	713,407

David F. Melcher
Non-qualified savings	15,888	9,267	736	—	43,180
Deferred Compensation	—	—	—	—	—
Total	15,888	9,267	736	—	43,180

Frank R. Jimenez
Non-qualified savings	10,027	5,849	105	—	15,981
Deferred Compensation	—	—	—	—	—
Total	10,027	5,849	105	—	15,981

(1)	Approximately one-half of the restricted stock units awarded to Mr. Loranger in 2004 vested in shares in one-third cumulative installments in 2007, 2008 and 2010, but did not settle. The vested but not settled shares were deferred and are expected to settle within ten days of Mr. Loranger’s termination, as provided in the Steve R. Loranger Employment Agreement. Amounts in column (c) for vested but undelivered shares reflect the value of shares which vested but did not settle pursuant to Mr. Loranger’s final installment vesting of restricted stock units on June 28, 2010 and the value of dividends on restricted stock units on the dividend grant date. Amounts in column (d) for vested but undelivered shares include the sum of the: 1) Difference between restricted stock unit value at December 31, 2009 and December 31, 2010 based on stock price appreciation or depreciation of all deferred restricted stock units vested in years prior to 2010; 2) Difference between restricted stock unit value at June 28, 2010 and December 31, 2010 of the deferred portion of the tranche which vested in 2010; and 3) Difference between the value of dividends on any restricted stock units on the date of dividend grant and December 31, 2010. Mr. Loranger had a beginning balance of $4,381,696 prior to 2010 representing restricted stock units and related dividend equivalents which previously vested but did not settle.

(b)	Amounts for Executive Contributions in Last Fiscal Year for Ms. Ramos and Ms. McClain represent the deferred portion of the AIP for each respective NEO, which amounts were included in the Summary Compensation Table in the Company’s 2011 Proxy Statement.

(c)	The amounts in column (c) non-qualified savings are also reflected in column (g) of the All Other Compensation Table on page 73 as the ITT Excess Savings Plan Match and Floor and included in the Summary Compensation Table on page 72.

(d)	See note (1) above for a discussion of Mr. Loranger’s restricted stock units.

(f)	The amounts in column (f) include Executive Contributions in the Last Fiscal Year, and the deferred portion of the earned 2010 AIP, which amounts were credited to the executives’ accounts in 2011 and reported in the Company’s 2011 proxy statement and the Summary Compensation Table on page 72. Registrant Contributions in the Last Fiscal Year for Non-qualified savings for all NEOs are included in the All Other Compensation Table on page 73 and the Summary Compensation Table on page 72.

The table below shows the funds available under the ITT Deferred Compensation Plan, as reported by the administrator and their annual rate of return for the calendar year ended December 31, 2010.

	Rate of		Rate of
	Return		Return
	1/1/10		1/1/10
Name of Fund	12/31/10	Name of Fund	12/31/10
Fixed Rate Option(1)	5.80%	Vanguard Developed Markets Index (VDMIX)	8.54%
PIMCO Total Return Institutional (PTTRX)	8.86%	Artio International Equity A (BJBIX)	8.52%
PIMCO Real Return Institutional (PRRIX)	7.68%	American Fnds EuroPacific Growth (REREX)	9.39%
T Rowe Price High Yield (PRHYX)	14.40%	First Eagle Overseas A (SGOVX)	19.24%
Dodge & Cox Stock (DODGX)	13.49%	Lazard Emerging Markets Equity Open (LZOEX)	22.43%
Vanguard 500 Index (VFINX)	14.91%	AIM Global Real Estate (AGREX)	16.97%
American Funds Growth Fund of America R4 (RGAEX)	12.29%	Model Portfolio* — Conservative	8.11%
Perkins Mid Cap Value (JMCVX)	14.81%	Model Portfolio* — Moderate Conservative	10.51%
Artisan Mid Cap (ARTMX)	31.57%	Model Portfolio* — Moderate	12.43%
American Century Small Cap Value (ASVIX)	24.15%	Model Portfolio* — Moderate Aggressive	13.45%
Perimeter Small Cap Growth (PSCGX)	25.14%	Model Portfolio* — Aggressive	14.70%
Harbor International (HIINX)	11.57%	ITT Corporation Stock Fund (ITT)	6.97%
Vanguard Total Bond Market Index (VBMFX)	6.42%

(1)	The Fixed Rate Option 5.80% rate is based on guaranteed contractual returns from the insurance company provider.

*	The returns shown in the model portfolio are not subsidized by the Company, but represent returns for a managed portfolio based on funds available to deferred compensation participants.

POTENTIAL POST-EMPLOYMENT COMPENSATION

The Potential Post-Employment Compensation tables on pages 92 to 101 reflect the amount of compensation payable to each of the NEOs in the event of employment termination under several different circumstances, including voluntary termination, termination for cause, death, disability, termination without cause or termination in connection with a change of control. Ms. Ramos, Ms. McClain and Messrs. Melcher and Jimenez are covered under the Senior Executive Severance Pay Plan or Special Senior Executive Severance Pay Plan (applicable to change of control) described on pages 88 to 90 of this Proxy Statement.

Mr. Loranger is covered under the Steven R. Loranger Employment Agreement, described on pages 75 to 77 of this Proxy Statement and does not participate in any severance plans.

The amounts shown in the potential post-employment compensation tables are estimates (or the estimated present value of the ITT Excess Pension Plan which may be paid in continuing annuity payments), assuming that the triggering event was effective as of December 31, 2010, including amounts which would be earned through such date (or that would be earned during a period of severance), and where applicable, are based on the ITT closing stock price on December 31, 2010, the last trading day of 2010, which was $52.11.

The actual amounts to be paid out can only be determined at the time of such executive’s separation from ITT. For purposes of calculating the estimated potential payments to our officers under the ITT Excess Pension Plan, as reflected in the tables below, we have used the same actuarial factors and assumptions described in note (1) to the 2010 Pension Benefits table on page 83 and those used for financial statement reporting purposes as described in Note 16 to the Consolidated Financial Statements in the 2010 Form 10-K. The calculations assume a discount rate of 5.75% and take into account the UP 1994 Mortality Table projected to 2010, except as noted in the footnotes.

Payments and Benefits Provided Generally to Salaried Employees. The amounts shown in the tables below do not include payments and benefits to the extent these payments and benefits are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include:

•	Accrued salary and vacation pay;

•	Regular pension benefits under the ITT Salaried Retirement Plan;

•	Health care benefits provided to retirees under the ITT Salaried Retirement Plan, including retiree medical and dental insurance. Employees who terminate prior to retirement are eligible for continued benefits under COBRA; and

•	Distributions of plan balances under the ITT Salaried Investment and Savings Plan and amounts currently vested under the ITT Excess Savings Plan.

No perquisites are available to any NEOs in any of the post-employment compensation circumstances. With respect to the ITT Salaried Retirement Plan, benefits under such plan may be deferred to age 65, but may become payable at age 55 or, if the participant is eligible for early retirement, the first of the month immediately following the last day worked without regard to the period of the severance payments. Benefits under the ITT Excess Pension Plan must commence as soon as possible but generally would be payable seven months following such date, retroactive to the date the ITT Excess Pension Plan benefit became payable.

Senior Executive Severance Pay Plan.  The amount of severance pay under this plan depends on the executive’s base pay and years of service. The amount will not exceed 24 months of base pay or be greater than two times the executive’s total annual compensation during the year immediately preceding termination. The Company considers these severance pay provisions appropriate transitional provisions given the job responsibilities and competitive market in which senior executives function. The Company’s obligation to continue severance payments stops if the executive does not comply with the Company’s Code of Corporate Conduct. We consider this cessation provision to be critical to the Company’s emphasis on ethical behavior. The Company’s obligation to continue severance payments also stops if the executive does not comply with non-competition provisions of the ITT Severance Policy or Senior Executive Severance Pay Plan. These provisions protect the integrity of our businesses and are consistent with typical commercial arrangements. Ms. McClain, Ms. Ramos, and Messrs. Melcher and Jimenez are covered under this plan. Mr. Loranger is covered under the terms of the Steven R. Loranger employment agreement as described on pages 75 to 77.

If a covered executive receives or is entitled to receive other compensation from another company, the amount of that other compensation could be used to offset amounts otherwise payable under the ITT Senior Executive Severance Pay Plan. During the severance payment period, the executive will have a limited right to continue to be eligible for participation in certain benefit plans. Severance pay will start within sixty days following the covered executive’s scheduled termination date.

Special Senior Executive Severance Pay Plan.  This plan provides two levels of benefits for covered executives, based on their position within the Company. The Committee considered two levels of benefits appropriate based on the relative ability of each level of employee to influence future Company performance. (Senior Vice Presidents receive the higher level and Vice Presidents the second level). Under the Special Senior Executive Severance Pay Plan, if a covered executive is terminated within two years of an acceleration event in a change of control or in contemplation of an acceleration in a change of control event that ultimately occurs or if the covered executive terminates his or her employment for good reason within two years of an acceleration event in the event of a change of control, he or she would be entitled to:

•	any accrued but unpaid base salary, bonus (AIP payment), unreimbursed expenses and employee benefits, including vacation;

•	two or three times the highest annual base salary rate during the three fiscal years immediately preceding the date of termination and two or three times the highest annual incentive plan payment paid or awarded in the three years preceding an acceleration event or termination;

•	continuation of health and life insurance benefits and certain perquisites at the same levels for two or three years;

•	a lump-sum payment equal to the difference between the total lump-sum value of his or her pension benefit under the Company’s pension plans, or any successor pension plans (provided such plans are no less favorable to the executive than the Company pension plans), and the total lump-sum value of his or her pension benefit under the pension plans after crediting an additional two or three years of age and eligibility and benefit service using the highest annual base salary rate and bonus for purposes of determining final average compensation under the pension plans;

•	credit for an additional two or three years of age and two or three years of eligibility service under the retiree health and retiree life insurance benefits;

•	a lump-sum payment equal to two or three times the highest annual base salary rate during the three years preceding termination or an acceleration event times the highest percentage rate of the Company’s contributions to the ITT Salaried Investment and Savings Plan and the ITT Excess Savings Plan, such payment not to exceed 3.5% per year; and

•	tax gross-up for excise taxes imposed on the covered employee; and

•	one year of outplacement.

Ms. Ramos, Ms. McClain and Mr. Melcher are covered at the highest level of benefits. Mr. Jimenez is covered at the lower level of benefits. Mr. Loranger does not participate in this plan. Ms. Ramos is entitled to a cash payment upon severance, as described on pages 77 to 78, which payment may be delayed, if required by Section 409A.

Mr. Loranger.  Mr. Loranger’s entitlement to severance pay and benefits upon a termination from the Company during the two-year period following a change of control was a negotiated provision of the Steven R. Loranger Employment Agreement, which is described on pages 75 to 77.

Mr. Ramos.  Under the Ramos Letter agreement, should Ms. Ramos be terminated by the Company other than for cause, Ms. Ramos is entitled to a severance benefit equal to twenty-four months of base salary, subject to the Company’s severance policies.

The Potential Post-Employment Compensation tables on pages 92 to 101 of this Proxy Statement provide additional information.

CHANGE OF CONTROL ARRANGEMENTS

The payment or vesting of awards or benefits under each of the plans listed below would be accelerated upon the occurrence of a change of control of the Company. The reasons for the change of control provisions in these plans are to put the executive in the same position he or she would have been in had the change of control not occurred. Executives then can focus on preserving value for shareholders when evaluating situations that, without change of control provisions, could be personally adverse to the executive. There would be a change of control of the Company if one of the following acceleration events occurred:

1. A report on Schedule 13D was filed with the SEC disclosing that any person, other than the Company or one of its subsidiaries or any employee benefit plan that is sponsored by the Company or a subsidiary, had become the beneficial owner of 20% or more of the Company’s outstanding stock;

2. A person other than the Company or one of its subsidiaries or any employee benefit plan that is sponsored by the Company or a subsidiary purchased the Company’s shares in connection with a tender or exchange offer, if after consummation of the offer the person purchasing the shares is the beneficial owner of 20% or more of the Company’s outstanding stock;

3. The shareholders of the Company approved:

(a) any consolidation, business combination or merger of the Company other than a consolidation, business combination or merger in which the shareholders of the Company immediately prior to the merger would hold 50% or more of the combined voting power of the Company or the surviving corporation of the merger and would have the same proportionate ownership of common stock of the surviving corporation that they held in the Company immediately prior to the merger; or

(b) any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company;

4. A majority of the members of the Board of Directors of the Company changed within a 12-month period, unless the election or nomination for election of each of the new Directors by the Company’s stockholders had been approved by two-thirds of the Directors still in office who had been Directors at the beginning of the 12-month period or whose nomination for election or election was recommended or approved by a majority of Directors who were Directors at the beginning of the 12-month period; or

5. Any person other than the Company or one of its subsidiaries or any employee benefit plan sponsored by the Company or a subsidiary became the beneficial owner of 20% or more of the Company’s outstanding stock.

At the time of an acceleration event, any unfunded pension plan obligations will be funded using a Rabbi Trust. Pre-2005 awards and benefits will be paid if the 20% threshold described above is reached. For awards or benefits earned since January 1, 2005, payment of awards or benefits would be made if a person other than the Company, its subsidiaries or any employment benefit plan sponsored by the Company becomes the beneficial owner of 30% or more of the Company’s outstanding stock.

If the 2011 Omnibus Incentive Plan is approved by shareholders at the Company’s 2011 Annual Meeting, change of control under that plan requires consummation of the transactions described in 3(a) and (b) above.

The following Company plans have change of control provisions:

•	the 2011 Omnibus Incentive Plan, as proposed for shareholders approval in this 2011 Proxy Statement;

•	the 2003 Equity Incentive Plan;

•	the 1994 Incentive Stock Plan;

•	the 1996 Restricted Stock Plan for Non-Employee Directors;

•	the 1997 Annual Incentive Plan for Executive Officers;

•	the 1997 Annual Incentive Plan;

•	the 1997 Long-Term Incentive Plan;

•	the Special Senior Executive Severance Pay Plan;

•	the Enhanced Severance Pay Plan;

•	the Deferred Compensation Plan;

•	the Excess Savings Plan;

•	the Excess Pension Plans;

•	the Salaried Retirement Plan;

•	the Steven R. Loranger Employment Agreement; and

•	the Ramos Letter Agreement.

Potential post-employment compensation arrangements are more fully described for the NEOs in the tables on pages 92 to 101.

Potential Post-Employment Compensation

	Steven R. Loranger
						Termination
						Not For Cause
						or With Good
						Reason
		Termination			Termination	After Change
	Resignation	For Cause	Death	Disability	Not For Cause	Of Control
	($)(a)	($)(b)	($)(c)	($)(d)	($)(e)	($)(f)
Cash Severance(1) Salary	—	—	—	—	2,320,000	3,480,000
AIP	—	—	—	—	3,016,000	7,602,075
Total	—	—	—	—	5,336,000	11,082,075

Unvested Non-Equity Awards(2)
2009 — 11 TSR Award	—	—	1,320,000	1,320,000	—	660,000
2010 — 12 TSR Award	—	—	660,000	660,000	—	1,320,000
Total	—	—	1,980,000	1,980,000	—	1,980,000

Unvested Equity Awards(3)
3/10/08 Stock Option	—	—	—	—	—	—
3/10/08 Restricted Stock	1,355,164	—	1,478,361	1,478,361	1,478,361	1,478,361
3/5/09 Stock Option	1,828,665	—	3,134,855	3,134,855	3,134,855	3,134,855
3/5/09 Restricted Stock	1,588,057		2,722,383	2,722,383	2,722,383	2,722,383
3/5/10 Stock Option	—	—	—	—	—	—
3/5/10 Restricted Stock	537,606		2,150,423	2,150,423	1,971,221	2,150,423
Total	5,309,492	—	9,486,022	9,486,022	9,306,820	9,486,022

Non-Qualified Retirement Benefits
ITT Excess Pension Plan(4)	2,017,943	2,017,943	1,060,143	—	2,017,943	3,329,785
Special Pension Arrangement(5)	10,689,765	10,689,765	10,689,765	—	10,689,765	13,741,918
ITT Excess Savings Plan(6)	—	—	—	—	—	121,800
Total	12,707,708	12,707,708	11,749,908	—	12,707,708	17,193,503

Other Benefits
Outplacement	—	—	—	—	—	—
Health & Welfare(7)	—	—	—	4,992	4,992	7,488
IRC 280(g) Tax Gross-Up(8)	—	—	—	—	—	—
Total	—	—	—	4,992	4,992	7,488

Total	18,017,200	12,707,708	23,215,930	11,471,014	27,355,520	39,749,088

(b)	If Mr. Loranger voluntarily terminates without good reason or is terminated for cause prior to the normal retirement age of 65 under the ITT Salaried Retirement Plan, he is entitled only to his base salary through the date of termination. He has no further rights to any compensation or any other benefits not vested prior to his termination date. Mr. Loranger is eligible to retire under the Steven R. Loranger Special Pension Arrangement.

(c)	and (d) If Mr. Loranger terminates due to death or disability, Mr. Loranger, or his estate, is entitled to receive his 1) base salary and 2) any earned but unpaid AIP award payment for any calendar year preceding the year of termination plus 3) a pro-rata payment of the target AIP and outstanding TSR award based on the number of days elapsed during the applicable performance period or a greater amount as may be provided under the TSR.

(e)	Termination not for cause includes termination by Mr. Loranger for good reason as described on pages 75 to 77 of this Proxy Statement.

(1)	With respect to columns (e) and (f), the Company will pay Mr. Loranger in accordance with the Steven R. Loranger Employment Agreement, as amended to conform to Section 409A requirements as to timing and payments as described on pages 75 to 77 of this Proxy Statement. Each payment is subject to Section 409A timing and payment requirements. If Mr. Loranger is terminated for cause, any AIP award is forfeited.

(2)	Based on total shareholder return performance through December 31, 2010, outstanding TSR awards for the 2009-11 and 2010-12 performance periods would not earn a payout. Should Mr. Loranger resign or be terminated for cause, he would receive no TSR payment. In the event of death or disability, he would receive a pro-rated payment, if any, for outstanding TSR awards at target and in the event of termination without cause he would receive payment, if any, based on pro-rata portion of the outstanding TSR awards as of the termination date, based on the Company’s performance during the three-year period, in accordance with Section 409A. In the event of a change of control, a pro-rata portion of outstanding awards will be paid through the date of the change of control based on actual performance and the balance of the award will be paid at target (100%).

(3)	Equity awards vest according to the terms described on pages 62 to 64 of this Proxy Statement. Unvested equity awards reflect the market value of stock and in-the-money value of options based on the Company’s December 31, 2010 closing stock price of $52.11.

(4)	Mr. Loranger became vested in the ITT Excess Pension Plan benefit effective January 1, 2008 because of the plan change described on page 82 of this Proxy Statement. Mr. Loranger continues to be covered by the Special Pension Arrangement described on page 83 of this Proxy Statement.

(5)	Mr. Loranger vested in The Special Pension Arrangement in 2010. Amounts in this table reflect the present value of 42% of the benefit payable at age 58, the special pension amounts in columns (a), (b), (c), and (e). The Special Pension Arrangement is described in more detail on page 83 of this Proxy Statement. In the event of a change of control, Mr. Loranger is entitled to an immediate lump-sum payment equal to the actuarial present value of the special pension upon his termination of employment by the Company without cause or by Mr. Loranger with good reason in either case upon or following a change of control.

(6)	No additional ITT Excess Savings Plan payments are made in the event of voluntary or involuntary termination or termination for cause, because vesting in ITT Excess Savings Plan contributions occurs at five years of employment. Mr. Loranger was fully vested as of December 31, 2010 under the terms of the Steven R. Loranger Employment Agreement. ITT Excess Savings Plan amounts reflect credits in addition to any currently vested amount.

(7)	In accordance with the Steven R. Loranger Employment Agreement, in the event of total disability or termination by the Company without cause, the Company will pay life insurance premiums for two years and, in the event of a change of control, the Company will pay life insurance premiums for three years.

(8)	Amounts in column (f) assume termination occurs immediately upon a change of control based on the Company’s December 31, 2010 closing stock price of $52.11.

Potential Post-Employment Compensation

	Denise L. Ramos
						Termination
						Not For Cause
						or With Good
						Reason
		Termination			Termination	After Change
	Resignation	For Cause	Death	Disability	Not For Cause	of Control
	$(a)	$(b)	$(c)	$(d)	$(e)	$(f)
Cash Severance(1)
Salary	—	—	—	—	1,180,000	1,770,000
AIP	—	—	—	—	—	2,612,700
Total	—	—	—	—	1,180,000	4,382,700

Unvested Non-Equity Awards(2)
2009 — 11 TSR Award	—	—	—	—	—	120,000
2010 — 12 TSR Award	—	—	—	—	—	266,667
Total	—	—	—	—	—	386,667

Unvested Equity Awards(3)
7/2/07 Restricted Stock	—	—	312,660	312,660	312,660	312,660
3/10/08 Stock Option	—	—	—	—	—	—
3/10/08 Restricted Stock	—	—	268,783	268,783	268,783	268,783
3/5/09 Stock Option	—	—	570,060	570,060	570,060	570,060
3/5/09 Restricted Stock	—	—	494,993	494,993	494,993	494,993
3/5/10 Stock Option	—	—	—	—	—	—
3/5/10 Restricted Stock	—	—	434,441	434,441	398,238	434,441
Total	—	—	2,080,937	2,080,937	2,044,734	2,080,937

Non-Qualified Retirement Benefits
ITT Excess Pension Plan(4)	279,374	279,374	151,980	—	279,374	1,533,284
ITT Excess Savings Plan(5)	—	—	10,611	10,611	—	61,950
Total	279,374	279,374	162,591	10,611	279,374	1,595,234

Other Benefits
Outplacement(6)	—	—	—	—	75,000	75,000
Health & Welfare(7)	—	—	—	—	7,392	11,088
IRC 280(g) Tax Gross-Up(8)	—	—	—	—	—	2,711,673
Total	—	—	—	—	82,392	2,797,761

Total	279,374	279,374	2,243,528	2,091,548	3,586,500	11,243,299

(1)	Under Ms. Ramos’ employment agreement, described on pages 77 to 78 of this Proxy Statement, Ms. Ramos will receive a severance benefit equal to 24 months of base salary if terminated by the Company other than for cause. In the event of a change of control, Ms. Ramos is covered under the Company’s Special Senior Executive Severance Pay Plan, described on pages 89 to 90 of this Proxy Statement and, under the terms of the plan, would be paid a lump sum payment equal to the sum of three times her highest annual salary and three times the highest AIP award paid in the three years preceding a change of control.

(2)	Based on total shareholder return performance through December 31, 2010, outstanding TSR awards for the 2009-11 and 2010-12 performance periods would not earn a payout. Should Ms. Ramos resign or be terminated for cause, she would receive no TSR payment. In the event of death or disability, she would receive payment, if any, for outstanding TSR awards and in the event of termination not for cause she would receive payment, if any, based on a pro-rata portion of the outstanding TSR awards as of the termination date, based on the Company’s performance during the three-year period, in accordance with Section 409A. TSR awards, provide that in the event of a change of control, a pro-rata portion of outstanding awards will be paid through the date of the change of control based on actual performance and the balance of the award will be paid at target (100%).

(3)	Unvested equity awards reflect the market value of stock and in the money value of options based on the Company’s December 31, 2010 closing stock price of $52.11.

(4)	Column (a) and column (b) amounts reflect the present value of the annual vested benefit payable under the ITT Excess Pension Plan, as of December 31, 2010 assuming a retirement age at 65. Column (c) provides the value of the benefit payable to Ms. Ramos’ beneficiary upon death. Column (d) is inapplicable because disability would not affect retirement benefits. Column (e) provides the present value of the benefit payable by the Company after imputing 24 months of eligibility service in the determination of the benefit. Column (f) provides the lump sum payable by the Company in accordance with the Special Senior Executive Severance Pay Plan in the event of a change of control.

(5)	No additional ITT Excess Savings Plan payments are made in the event of voluntary or involuntary termination, or termination for cause. In the case of death or disability, the participant becomes 100% vested in the company match. Column (f) reflects the additional cash payment representing Company contributions, which would be made following a change of control as described in the Special Senior Executive Severance Pay Plan on pages 89 to 90 of this Proxy Statement.

(6)	The Company’s Senior Executive Severance Pay Plan includes one year of outplacement services.

(7)	In the event of termination not for cause, the Company will pay life insurance premiums for two years and in the event of a change of control, the Company will pay life insurance premiums for three years.

(8)	Amounts in column (f) assume termination occurs immediately upon a change of control based on the Company’s December 31, 2010 closing stock price of $52.11.

Potential Post-Employment Compensation

	Gretchen W. McClain
						Termination
						Not For Cause
						or With Good
						Reason
		Termination			Termination	After Change
	Resignation	For Cause	Death	Disability	Not For Cause	of Control
	$(a)	$(b)	$(c)	$(d)	$(e)	$(f)
Cash Severance(1)
Salary	—	—	—	—	618,333	1,590,000
AIP	—	—	—	—	—	1,606,800
Total	—	—	—	—	618,333	3,196,800

Unvested Non-Equity Units(2)
2009 — 11 TSR Award	—	—	—	—	—	120,000
2010 — 12 TSR Award	—	—	—	—	—	240,000
Total	—	—	—	—	—	360,000

Unvested Equity Awards(3)
3/10/08 Stock Option	—	—	—	—	—	—
3/10/08 Restricted Stock	—	—	246,376	246,376	246,376	246,376
3/5/09 Stock Option	—	—	570,060	570,060	—	570,060
3/5/09 Restricted Stock	—	—	3,244,838	3,244,838	2,085,319	3,244,838
3/5/10 Stock Option	—	—	—	—	—	—
3/5/10 Restricted Stock	—	—	390,981	390,981	249,794	390,981
Total	—	—	4,452,255	4,452,255	2,581,489	4,452,255

Non-Qualified Retirement Benefits ITT Excess Pension Plan(4)	193,588	193,588	105,312	—	193,588	1,057,111
ITT Excess Savings Plan(5)	—	—	—	—	—	55,650
Total	193,588	193,588	105,312	—	193,588	1,112,761

Other Benefits
Outplacement(6)	—	—	—	—	75,000	75,000
Health & Welfare(7)	—	—	—	—	5,940	8,910
IRC 280(g) Tax Gross-Up(8)	—	—	—	—	—	2,747,791
Total	—	—	—	—	80,940	2,831,701

Total	193,588	193,588	4,557,567	4,452,255	3,474,350	11,953,517

(1)	Ms. McClain is covered under the Company’s Senior Executive Severance Pay Plan. Under that plan, described on pages 88 to 89 of this Proxy Statement, the Company will pay a severance benefit equal to 14 months of base salary if terminated other than for cause unless termination occurs after the normal retirement date. In the event of a change of control, Ms. McClain is covered under the Company’s Special Senior Executive Severance Pay Plan, described on pages 89 to 90 of this Proxy Statement and, under the terms of the plan, would be paid a lump sum payment equal to the sum of three times her highest annual salary and three times the highest AIP award paid in the three years preceding a change of control.

(2)	Based on total shareholder return performance through December 31, 2010, outstanding TSR awards would not earn a payout. Should Ms. McClain resign or be terminated for cause, she would receive no TSR payment. In the event of death or disability, she would receive payment, if any, for outstanding TSR awards and in the event of termination without cause she would receive payment, if any, based on a pro-rata portion of the outstanding TSR awards as of the termination date, based on the Company’s performance during the three-year period, in accordance with Section 409A. TSR awards, provide that in the event of a change of control, a pro-rata portion of outstanding awards will be paid through the date of the change of control based on actual performance and the balance of the award will be paid at target (100%).

(3)	Unvested equity awards reflect the market value of stock and in-the-money value of options based on the Company’s December 31, 2010 closing stock price of $52.11.

(4)	Column (a) and column (b) amounts reflect the present value of the annual vested benefit payable under the ITT Excess Pension Plan, as of December 31, 2010 assuming a retirement at age 65. Column (c) provides the value of the benefit payable to Ms. McClain’s beneficiary upon death. Column (d) is inapplicable because disability would not affect retirement benefits. Column (e) provides the present value of the benefit payable by the Company after imputing 24 months of eligibility service in the determination of the benefit. Column (f) provides the lump sum payable by the Company in accordance with the Special Senior Executive Severance Pay Plan in the event of a change of control.

(5)	No additional ITT Excess Savings Plan payments are made in the event of voluntary or involuntary termination, or termination for cause. In the case of death or disability, the participant becomes 100% vested in the Company match. Column (f) reflects the additional cash payment representing Company contributions, which would be made following a change of control as described in the Special Senior Executive Severance Pay Plan on pages 89 to 90 of this Proxy Statement.

(6)	The Company’s Senior Executive Severance Pay Plan includes one year of outplacement services. Amounts shown in columns (e) and (f) are based on a current competitive bid.

(7)	In the event of termination not for cause, the Company will pay life insurance premiums for fourteen months and in the event of a change of control, the Company will pay life insurance premiums for three years.

(8)	Amounts in column (f) assume termination occurs immediately upon a change of control based on the Company’s December 31, 2010 closing stock price of $52.11.

Potential Post-Employment Compensation

	David F. Melcher
						Termination
						Not For Cause
						or With Good
						Reason
		Termination			Termination	After Change
	Resignation	For Cause	Death	Disability	Not For Cause	of Control
	$(a)	$(b)	$(c)	$(d)	$(e)	$(f)
Cash Severance(1)
Salary	—	—	—	—	530,000	1,590,000
AIP	—	—	—	—	—	1,460,700
Total	—	—	—	—	530,000	3,050,700

Unvested Non-Equity Awards(2)
2009 — 11 TSR Award	—	—	—	—	—	83,333
2010 — 12 TSR Award	—	—	—	—	—	240,000
Total	—	—	—	—	—	323,333

Unvested Equity Awards(3)
8/18/08 Stock Option	—	—	—	—	—	—
8/18/08 Restricted Stock	—	—	58,624	58,624	58,624	58,624
3/5/09 Stock Option	—	—	312,861	312,861	156,431	312,861
3/5/09 Restricted Stock	—	—	343,718	343,718	315,074	343,718
3/5/10 Stock Option	—	—	—	—	—	—
3/5/10 Restricted Stock	—	—	390,981	390,981	228,072	390,981
Total	—	—	1,106,184	1,106,184	758,201	1,106,184

Non-Qualified Retirement Benefits
ITT Excess Pension Plan(4)	—	—	—	—	—	1,016,262
ITT Excess Savings Plan(5)	—	—	8,166	8,166	—	55,650
Total	—	—	8,166	8,166	—	1,071,912

Other Benefits
Outplacement(6)	—	—	—	—	75,000	75,000
Health & Welfare(7)	—	—	—	—	1,872	2,808
IRC 280(g) Tax Gross-Up(8)	—	—	—	—	—	1,989,845
Total	—	—	—	—	76,872	2,067,653

Total	—	—	1,114,350	1,114,350	1,365,073	7,619,782

(1)	Mr. Melcher is covered under the Senior Executive Severance Pay Plan. Under that plan, the Company will pay a severance benefit equal to 12 months of base salary if terminated other than for cause unless termination occurs after the normal retirement date. In the event of a change of control, Mr. Melcher is covered under the Company’s Special Senior Executive Severance Pay Plan, described on pages 89 to 90 of this Proxy Statement, and under the terms of the plan, would be paid a lump sum payment equal to three times his current salary plus three times the highest AIP award paid in the three years prior to a change of control.

(2)	Based on total shareholder return performance through December 31, 2010, outstanding TSR awards for the 2009-11 and 2010-12 performance periods would not earn a payout. Should Mr. Melcher resign or be terminated for cause, he would receive no TSR payment. In the event of death or disability, he would receive payment, if any, for outstanding TSR awards and in the event of termination without cause he would receive payment, if any, based on a pro-rata portion of the outstanding TSR awards as of the termination date, based on the Company’s performance during the three-year period, in accordance with Section 409A. TSR awards provide that, in the event of a change of control, a pro-rata portion of outstanding awards will be paid through the date of the change of control based on actual performance and the balance of the award will be paid at target (100%).

(3)	Unvested equity awards reflect the market value of stock and in-the-money value of options based on the Company’s December 31, 2010 closing stock price of $52.11.

(4)	Mr. Melcher has not yet accrued a vested pension benefit. Column (f) provides the lump sum payable by the Company in accordance with the Special Senior Executive Severance Pay Plan in the event of a change of control.

(5)	No additional ITT Excess Savings Plan payments are made in the event of voluntary or involuntary termination, or termination for cause. In the case of death or disability, the participant becomes 100% vested in the Company match. Column (f) reflects the additional cash payment representing Company contributions, which would be made following a change of control as described in the Special Senior Executive Severance Pay Plan on pages 89 to 90 of this Proxy Statement.

(6)	The Company’s Senior Executive Severance Pay Plan includes one year of outplacement services. Amounts shown in columns (e) and (f) are based on a current competitive bid.

(7)	In the event of termination not for cause, the Company will pay life insurance premiums for one year and in the event of a change of control, the Company will pay life insurance for three years.

(8)	Amounts in column (f) assume termination occurs immediately upon a change of control based on the Company’s December 31, 2010 closing stock price of $52.11.

Potential Post-Employment Compensation

	Frank R. Jimenez
						Termination
						Not For Cause
						or With Good
						Reason
		Termination			Termination	After Change
	Resignation	For Cause	Death	Disability	Not For Cause	of Control
	$(a)	$(b)	$(c)	$(d)	$(e)	$(f)
Cash Severance(1)
Salary	—	—	—	—	415,000	830,000
AIP	—	—	—	—	—	624,000
Total	—	—	—	—	415,000	1,454,000

Unvested TSR Non-Equity Awards(2)
2009 — 11 TSR Award	—	—	—	—	—	55,567
2010 — 12 TSR Award	—	—	—	—	—	111,133
Total	—	—	—	—	—	166,700

Unvested Equity Awards(3)
6/9/09 Stock Options	—	—	69,445	69,445	34,726	69,445
6/9/09 Restricted Stock	—	—	189,524	189,524	157,937	189,524
3/5/10 Stock Options	—	—	—	—	—	—
3/5/10 Restricted Stock	—	—	181,030	181,030	105,601	181,030
Total	—	—	439,999	439,999	298,264	439,999

Non-Qualified Retirement Benefits
ITT Excess Pension Plan(4)	—	—	—	—	—	463,661
ITT Excess Savings Plan(5)	—	—	4,037	4,037	—	29,050
Total	—	—	4,037	4,037	—	492,711

Other Benefits
Outplacement(6)	—	—	—	—	75,000	75,000
Health & Welfare(7)	—	—	—	—	1,494	1,494
IRC 280(g) Tax Gross-Up(8)	—	—	—	—	—	—
Total	—	—	—	—	76,494	76,494

Total	—	—	444,036	444,036	789,758	2,629,904

(1)	Mr. Jimenez is covered under the Senior Executive Severance Pay Plan. Under that plan, the Company will pay a severance benefit equal to 12 months of base salary if terminated other than for cause unless termination occurs after the normal retirement date. In the event of a change of control, Mr. Jimenez is covered under the Company’s Special Senior Executive Severance Pay Plan, described on pages 89 to 90 of this Proxy Statement, and under the terms of the plan, would be paid a lump sum payment equal to two times his current salary plus two times the highest AIP award paid in the three years prior to a change of control.

(2)	Based on total shareholder return performance through December 31, 2010, outstanding TSR awards for the 2009-11 and 2010-12 performance periods would not earn a payment. Should Mr. Jimenez resign or be terminated for cause, he would receive no TSR payment. In the event of death or disability, he would receive payment, if any, for outstanding TSR awards and in the event of termination without cause he would receive payment, if any, based on a pro-rata portion of the outstanding TSR awards as of the termination date, based on the Company’s performance during the three-year period, in accordance with Section 409A. The TSR awards, in the event of a change of control, provide that a pro-rata portion of outstanding awards will be paid through the date of the change of control based on actual performance and the balance of the award will be paid at target (100%).

(3)	Unvested equity awards reflect the market value of stock and in-the-money value of options based on the Company’s December 31, 2010 closing stock price of $52.11.

(4)	Mr. Jimenez has not yet accrued a vested pension benefit. Column (f) provides the lump sum payable by the Company in accordance with the Special Senior Executive Severance Pay Plan in the event of a change of control.

(5)	No additional ITT Excess Savings Plan payments are made in the event of voluntary or involuntary termination, or termination for cause. In the case of death or disability, the participant becomes 100% vested in the Company match. Amounts in column (f) reflect the additional cash payment representing Company contributions, which would be made following a change of control as described in the Special Senior Executive Severance Pay Plan on pages 89 to 90 of this Proxy Statement.

(6)	The Company’s Senior Executive Severance Pay Plan includes one year of outplacement services. Amounts shown in columns (e) and (f) are based on a current competitive bid.

(7)	In the event of termination without cause, the Company will pay life insurance premiums for one year and in the event of a change of control, the Company will pay life insurance for two years.

(8)	Amounts in column (f) assume termination occurs immediately upon a change of control based on the Company’s December 31, 2010 closing stock price of $52.11.

Appendix A

List of Companies from the S&P® Industrials Companies used in the Towers Watson Compensation Data Bank Analyses:

Abbott Laboratories	eBay	Kohl’s	Sara Lee
Advanced Micro Devices	Ecolab	Leggett and Platt	Schering-Plough
Agilent Technologies	Eli Lilly	Lexmark International	Schlumberger
Air Products and Chemicals	El Paso Corporation	Life Technologies	Sealed Air
Alcoa	EMC	Limited	Sherwin-Williams
Allergan	Emerson	Lockheed Martin	Spectra Energy
Amazon.com	Equifax	Lorillard Tobacco	Sprint Nextel
Amgen	Fiserv	L-3 Communications	Staples
Apollo Group	Fluor	Marriott International	Starbucks
Applied Materials	Ford	Masco	Starwood Hotels & Resorts
AT&T	Forest Laboratories	Mattel	Sun Microsystems
Automatic Data Processing	Fortune Brands	McDonald’s	Sunoco
Avery Dennison	Freeport-McMoRan Copper & Gold	McKesson	Target
Avon Products	Gannett	MeadWestvaco	Tellabs
Ball	Gap	Medco Health Solutions	Tenet Healthcare
Baxter International	General Dynamics	Medtronic	Teradata
Best Buy	General Electric	Merck & Co	Textron
Big Lots	General Mills	Microsoft	3M
Biogen Idec	Genzyme	Millipore	Time Warner
Boeing	Gilead Sciences	Molson Coors Brewing	Time Warner Cable
Boston Scientific	Goodrich	Monsanto	UnitedHealth
Bristol-Myers Squibb	Goodyear Tire & Rubber	Motorola	United States Steel
Brown-Forman	Google	Newmont Mining	United Technologies
CA	Harley-Davidson	New York Times	Valero Energy
Cameron International	Harman International Industries	NIKE	Verizon
Cardinal Health	Hershey	Northrop Grumman	VF
Caterpillar	Hess	Novell	Viacom
Celgene	Honeywell	Occidental Petroleum	Vulcan Materials
Cephalon	Hormel Foods	Office Depot	Walt Disney
CIGNA	Hospira	Owens-Illinois	Waste Management
Coca-Cola Enterprises	Humana	Parker Hannifin	Watson Pharmaceuticals
Colgate-Palmolive	IBM	PepsiCo	Western Digital
ConAgra Foods	IMS Health	Pfizer	Western Union
Convergys	Intel	Pitney Bowes	Weyerhaeuser
CVS Caremark	International Flavors & Fragrances	PPG Industries	Whirlpool
Dean Foods	International Game Technology	Praxair	Whole Foods Market
Dentsply	International Paper	Pulte Homes	Williams Companies
DIRECTV	Jacobs Engineering	QUALCOMM	W.W. Grainger
Dow Chemical	Johnson Controls	Quest Diagnostics	Wyeth Pharmaceuticals
Dr Pepper Snapple	Johnson & Johnson	Qwest Communications	Wyndham Worldwide
DuPont	KB Home	Raytheon	Xerox
Eastman Chemical	Kellogg	Rockwell Automation	Yum! Brands
Eastman Kodak	Kimberly-Clark	Rockwell Collins
Eaton	KLA-Tencor	R.R. Donnelley

A-1

Appendix B

ITT Corporation

2011 OMNIBUS INCENTIVE PLAN
ESTABLISHMENT, PURPOSE, AND DURATION

1.1 Establishment.  ITT Corporation, an Indiana corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the 2011 Omnibus Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (SARs), Restricted Stock, Restricted Stock Units and Other Awards.

The Plan was approved by the Board of Directors on February 23, 2011 and shall become effective May 11, 2011, the day following the Company’s 2011 Annual Meeting of Shareholders, if approved by the Company’s shareholders at such Annual Meeting, or such other date as the Company’s shareholders shall approve such Plan, should the Company’s Annual Meeting of Shareholders be postponed or delayed (the “Effective Date”). The Plan replaces the ITT Corporation 2003 Equity Incentive Plan (the “Prior Plan”). If the Plan is approved by the Company’s shareholders at the 2011 Annual Meeting of Shareholders, no additional awards will be granted under the Prior Plan. If the Plan is not approved by the Company’s shareholders at the 2011 Annual Meeting of Shareholders, the Plan will be null and void and the Prior Plan will remain in effect. Awards previously granted under the Prior Plan will remain in effect subject to their terms and the terms of the Prior Plan. If the Plan is approved by the Company’s shareholders, the Plan shall remain in effect as provided in Section 1.3 hereof.

1.2 Purpose of the Plan.  The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by strengthening the Company’s ability to attract and retain Employees of the Company and its Affiliates and members of the Board of Directors upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through share ownership and other rights that promote and recognize the financial success and growth of the Company and create value for shareholders.

1.3 Duration of the Plan.  The Plan shall commence as of the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Compensation and Personnel Committee of the Board, (the “Committee”) to amend or terminate the Plan at any time pursuant to Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions.

Article 2.  Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 “Acceleration Event”   shall be deemed to have occurred as of the first day that any one or more of the following conditions have been satisfied:

(a) a report on Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act disclosing that any Person, other than the Company or a Subsidiary or any employee benefit plan sponsored by the Company or a Subsidiary (or related trust), is the Beneficial Owner directly or indirectly of twenty percent (20%) or more of the outstanding Shares;

(b) any Person, other than the Company or a Subsidiary, or any employee benefit plan sponsored by the Company or a Subsidiary (or related trust), shall purchase shares pursuant to a tender offer or exchange offer to acquire any Shares (or securities convertible into Shares)

for cash, securities or any other consideration, provided that after consummation of the offer, the Person in question is the Beneficial Owner, directly or indirectly, of twenty percent (20%) or more of the outstanding Shares (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire Shares);

(c) the consummation of

(i) any consolidation, business combination or merger involving the Company, other than a consolidation, business combination or merger involving the Company in which holders of Shares immediately prior to the consolidation, business combination or merger (x) hold fifty percent (50%) or more of the combined voting power of the Company (or the corporation resulting from the consolidation, business combination or merger or the parent of such corporation) after the merger and (y) have the same proportionate ownership of common stock of the Company (or the corporation resulting from the consolidation, business combination or merger or the parent of such corporation), relative to other holders of Shares immediately prior to the consolidation, business combination or merger, immediately after the consolidation, business combination or merger as immediately before; or

(ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company;

(d) there shall have been a change in a majority of the members of the Board within a 12-month period unless the election or nomination for election by the Company’s shareholders of each new director during such 12-month period was approved by the vote of two-thirds of the directors then still in office who (x) were directors at the beginning of such 12-month period or (y) whose nomination for election or election as directors was recommended or approved by a majority of the directors who were directors at the beginning of such 12-month period; or

(e) any Person, other than the Company or a Subsidiary or any employee benefit plan sponsored by the Company or a Subsidiary (or related trust), becomes the Beneficial Owner of twenty percent (20%) or more of the Shares.

2.2 “Affiliate” means any Subsidiary and any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

2.3 “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units and Other Awards.

2.4 “Award Agreement” means either (i) an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan, or (ii) a statement issued by the Company to a Participant describing the terms and conditions of such Award.

2.5 “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.8 “Committee” means the Compensation and Personnel Committee of the Board.

2.9 “Company” means ITT Corporation, an Indiana corporation, and any successor thereto as provided in Article 16 herein.

2.10 “Covered Employee” means a Participant who is a “Covered Employee,” as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

2.11 “Director” means any individual who is a member of the Board of Directors.

2.12 “Employee” means any employee of the Company or its Affiliates.

2.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.14 “Fair Market Value” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion.

Such definition of Fair Market Value may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, or settlement or payout of an Award. If, however, the accounting standards used to account for equity awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan, the Committee shall have the ability to determine an Award’s Fair Market Value based on the relevant facts and circumstances. If Shares are not traded on an established stock exchange, Fair Market Value shall be determined by the Committee based on objective criteria.

2.15 “Freestanding SAR” means a SAR that is granted independently of any Options, as described in Article 7 herein.

2.16 “Full Value Award” means an Award other than an Option granted with an Option Price equal to at least Fair Market Value on the date of grant or a SAR with a Grant Price equal to at least Fair Market Value on the date of grant.

2.17 “Grant Price” means the amount to which the Fair Market Value of a Share is compared pursuant to Section 7.6 to determine the amount of payment that should be made upon exercise of a SAR.

2.18 “Incentive Stock Option” or “ISO” means an Option that meets the requirements of Code Section 422, or any successor provision, and that is not designated as a Nonqualified Stock Option.

2.19 “Insider” means an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board or the Committee in accordance with Section 16 of the Exchange Act.

2.20 “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.21 “Option” means an Incentive Stock Option or a Nonqualified Stock Option to purchase Shares, as described in Article 6 herein.

2.22 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.23 “Other Award” means an Award granted to a Participant pursuant to Article 9 herein.

2.24 “Participant” means an Employee or Director who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

2.25 “Performance-Based Compensation” means an Award that is qualified as Performance-Based Compensation under Code Section 162(m).

2.26 “Performance Measures” means measures as described in Article 10, the attainment of which may determine the amount of payout and/or vesting with respect to Awards.

2.27 “Performance Period” means the period of time during which the performance goals must be met in order to determine the amount of payout and/or vesting with respect to an Award.

2.28 “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion) and transfer restrictions, as provided in Article 8 herein.

2.29 “Person” shall have the meaning given in Section 3(a) (9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

2.30 “Plan Year” means the fiscal year.

2.31 “Restricted Stock” means an Award granted to a Participant pursuant to Article 8 herein.

2.32 “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8 herein.

2.33 “Share” means a share of common stock of the Company, $1.00 par value per share.

2.34 “Stock Appreciation Right” or “SAR” means an Award granted to a Participant pursuant to Article 7 herein.

2.35 “Subsidiary” means any corporation, partnership, joint venture, limited liability company, or other entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns at least fifty percent (50%) of the total combined voting power in one of the other entities in such chain.

2.36 “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article 7.

Article 3.  Administration

3.1 General.  The Committee shall be responsible for administering the Plan. The Committee may employ attorneys, consultants, accountants, and other persons, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.

3.2 Authority of the Committee.  The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and to determine eligibility for Awards and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Article 14, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries in which the Company and its Affiliates operate.

Delegation.  The Committee may delegate to one or more of its members or to one or more agents or advisors such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following: (a) designate Employees and Directors to be recipients of Awards; and (b) determine the size of the Award; provided, however, the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an elected officer of the Company, or to the extent it would unintentionally cause Performance-Based Compensation to lose its status as such.

Article 4.  Shares Subject to the Plan and Maximum Awards

4.1 Number of Shares Available for Awards.  Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be nine million two hundred thousand (9,200,000). In addition, any Shares remaining available for issuance under the Prior Plan as of the date of approval of the Plan by the shareholders at the 2011 Annual Meeting of Shareholders shall also become available for grant under the Plan. For purposes of the prior sentence, Shares subject to outstanding awards under the Prior Plan shall not be considered available for issuance under the Prior Plan. Any Shares related to Awards under the Plan or awards under the Prior Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission for Awards not involving Shares, shall be available again for grant under the Plan. Notwithstanding the foregoing, (a) upon the exercise of a stock-settled Stock Appreciation Right or net-settled Option, the number of Shares subject to the Award (or portion of the Award) that is then being exercised shall be counted against the maximum aggregate number of Shares that may be issued under the Plan as provided above, on the basis of one Share for every Share subject thereto, regardless of the actual number of Shares issued upon exercise and (b) any Shares withheld with respect to an Award (or, with respect to Restricted Stock, returned) in satisfaction of tax withholding obligations shall be counted as Shares issued.

Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance under the Plan for Full Value Awards shall not exceed four million six hundred thousand (4,600,000). In addition, (x) any Shares remaining available for issuance of Full Value Awards under the Prior Plan as of the date of approval of the Plan by the shareholders at the 2011 Annual Meeting of Shareholders shall be available for grant of Full Value Awards under the Plan and (y) any Shares related to Full Value Awards under the Plan or the Prior Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission for Awards not involving Shares, shall be available again for grant of Full Value Awards under the Plan.

All of the reserved Shares may be used as ISOs.

The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

The following limits (“Award Limits”) shall apply to Awards, dividends and dividend equivalent intended to qualify as Performance-Based Compensation:

(a) Options:  The maximum aggregate number of Shares that may be granted in the form of Options, pursuant to any Award granted in any one Plan Year to any one Participant shall be three million five hundred thousand (3,500,000).

(b) SARs:  The maximum number of Shares that may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one Fiscal Year to any one Participant shall be three million five hundred thousand (3,500,000).

(c) Restricted Stock or Restricted Stock Units:  The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units granted in any one Plan Year to any one Participant shall be seven hundred thousand (700,000).

(d) Other Awards:  The maximum aggregate number of Shares with respect to which Other Awards may be granted in any one Plan Year to any one Participant shall be seven hundred thousand (700,000) and the maximum aggregate cash that may be payable with respect to Other Awards granted in any one Plan Year to any one Participant shall be fifteen million ($15,000,000) dollars.

(e) Dividends and Dividend Equivalents:  The maximum aggregate value of cash dividends (other than large, nonrecurring cash dividends) or dividend equivalents that any one Participant may receive pursuant to Awards in any one Plan Year shall not exceed six million ($6,000,000) dollars.

4.2 Adjustments in Authorized Shares.  In the event of any equity restructuring (within the meaning of FASB Accounting Standards Codification (ASC) 718 that causes the per share value of Shares to change, such as a stock dividend, stock split, spin off, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be made an equitable adjustment to: (a) the number and, if applicable, kind of shares that may be issued under the Plan or pursuant to any type of Award under the Plan, (b) the Award Limits, (c) the number and, if applicable, kind of shares subject to outstanding Awards and (d) as applicable, the Option Price or Grant Price of any then outstanding Awards. In the event of any other change in corporate structure or capitalization, such as a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall cause there to be made such equitable adjustments described in the foregoing sentence. Any fractional shares resulting from adjustments made pursuant to this Section 4.2 shall be eliminated. Any adjustment made pursuant to this Section 4.2 shall be conclusive and binding for all purposes of the Plan.

Except to the extent it would unintentionally cause Performance Based Compensation to fail to qualify for the performance based exception to Code Section 162(m), appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 13, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, share exchange, amalgamation, reorganization or similar transaction upon such terms and conditions as it may deem appropriate; provided, however, that no such issuance or assumption shall be made without affecting the number of Shares reserved or available hereunder if it would prevent the granting of ISOs under the Plan.

Article 5.  Eligibility and Participation

5.1 Eligibility.  Individuals eligible to participate in this Plan include all Employees and Directors.

5.2 Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine the form and amount of each Award.

Article 6.  Stock Options

6.1 Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

ISOs may not be granted following the ten-year (10) anniversary of the date the Plan was last approved by shareholders in a manner that satisfies the shareholder approval requirements applicable to ISOs. ISOs may be granted only to Employees.

6.2 Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

6.3 Option Price.  The Option Price for each grant of an Option under this Plan shall be as determined by the Committee; provided, however, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

6.4 Duration of Options.  Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary of its grant.

6.5  Exercise of Options.  Options granted under this Article 6 shall be exercisable at such times and be subject to such terms and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6 Payment.  Options granted under this Article 6 shall be exercised by the delivery of notice of exercise to an agent designated by the Company or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option may be exercised (and the Option Price may be satisfied) by (a) delivering cash or its equivalent, (b) tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, (c) broker-assisted cashless exercise, (d) net exercise, (e) a combination of the foregoing or (f) by any other method approved by the Committee in its sole discretion. The Committee shall determine acceptable methods for tendering Shares as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under the methods indicated above shall be paid in United States dollars.

6.7 Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8 Termination of Employment or Service as a Director.  The impact of a termination of a Participant’s employment on an Option’s vesting and exercise period shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among Option grants or Participants. The impact of a termination on a Participant’s service as a Director on an Option’s vesting and exercise period shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among Option grants or Participants.

6.9 Transferability of Options.  During his or her lifetime, only the Participant shall have the right to exercise the Options. After the Participant’s death, the Participant’s estate or beneficiary shall have the right to exercise such Options.

(a) Incentive Stock Options.  No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

(b) Nonqualified Stock Options.  Except as otherwise provided in a Participant’s Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Under no circumstances may an NQSO be transferable for value or consideration.

6.10 Notification of Disqualifying Disposition.  If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

Article 7.  Stock Appreciation Rights

7.1 Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The SAR Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The SAR Grant Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2  SAR Agreement.  Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3 Term of SAR.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, provided that, no SAR shall be exercisable later than the tenth (10th) anniversary of its grant.

7.4 Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them; provided, however, such terms and conditions shall be subject to Section 7.1 as to grant price and Section 7.3 as to the term of the SAR.

7.5 Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6 Payment of SAR Amount.  Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon a SAR exercise may be in cash, in Shares of equivalent value, in some combination thereof, or in any other manner approved by the Committee at its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7 Termination of Employment or Service as a Director.  The impact of a termination on a Participant’s employment on a SAR’s vesting and exercise period shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among SAR grants or Participants. The impact of a termination on a Participant’s service as a Director on a SAR’s vesting and exercise period shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among SAR grants or Participants.

7.8 Nontransferability of SARs.  Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Under no circumstances may a SAR be transferable for value or consideration. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

7.9 Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable. This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of a SAR for a specified period of time.

Article 8.  Restricted Stock and Restricted Stock Units

8.1 Grant of Restricted Stock or Restricted Stock Units.  Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

8.2 Restricted Stock or Restricted Stock Unit Agreement.  Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3 Transferability.  Except as provided in this Article 8, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement.

8.4 Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5 Voting Rights.  To the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6 Dividends and Other Distributions.  During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the time and form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units; provided, however, that if dividends or dividend equivalents are granted with respect to any Shares of Restricted Stock or Restricted Share Units that are subject to performance goals, the dividends or dividend equivalents shall be accumulated or reinvested and paid following the time such performance goals are met, as set forth by the Committee in the applicable Award Agreement.

8.7 Termination of Employment or Service as a Director.  The impact of a termination on a Participant’s employment of a Restricted Stock or Restricted Stock Unit’s vesting and settlement shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among Restricted Stock or Restricted Stock Unit grants or Participants. The impact of a termination on a Participant’s service as a Director of a Restricted Stock or Restricted Stock Unit’s vesting and settlement shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among Restricted Stock or Restricted Stock Unit grants or Participants.

8.8 Section 83(b) Election.  The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9.  Other Awards

The Committee may grant Other Awards, which may include, without limitation, unrestricted Shares, the payment of Shares in lieu of cash, the payment of cash based on attainment of Performance Goals, service conditions or other goals established by the Committee and the payment of Shares in lieu of cash under other Company incentive or bonus programs. Payment under or settlement of any such Other Awards shall be made in such manner, at such times and subject to such terms and conditions as the Committee may determine.

Article 10.  Performance Measures

Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 10, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to one or more of the following Performance Measures:

(a) Net earnings;

(b) Earnings per share;

(c) Net sales growth;

(d) Net income (before or after taxes);

(e) Net operating profit;

(f) Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(g) Cash flow (including, but not limited to, operating cash flow and free cash flow);

(h) Cash flow return on capital;

(i) Earnings before or after taxes, interest, depreciation, and/or amortization;

(j) Gross or operating margins;

(k) Productivity ratios;

(l) Share price (including, but not limited to, growth measures and total shareholder return);

(m) Expense targets;

(n) Margins;

(o) Operating efficiency;

(p) Customer satisfaction;

(q) Employee satisfaction metrics;

(r) Human resources metrics;

(s) Working capital targets; and

(t) EVA®.

Any Performance Measure(s) may be used to measure the performance of the Company or an Affiliate as a whole or any business unit of the Company or an Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (l) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 10.

The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward.

In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Article 11.  Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 12.  Rights of Participants

12.1 Employment.  Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company and/or its Affiliates to terminate any Participant’s employment or of the Board of Directors to terminate service as a Director at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service as a Director for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company and, accordingly, subject to Article 3 and Section 14.1, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

12.2 Participation.  No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

12.3 Rights as a Shareholder.  Except as otherwise provided in Section 8 of the Plan or in an Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 13.  Acceleration Event

The Compensation Committee shall specify in each Participant’s Award Agreement the treatment of outstanding Awards upon an Acceleration Event.

Article 14.  Amendment, Modification, Suspension, and Termination

14.1 Amendment, Modification, Suspension, and Termination.  Subject to Section 14.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, except for a change or adjustment made pursuant to Section 4.2, no Option Price of an outstanding Option or Grant Price of an outstanding SAR shall be reduced (whether through amendment, cancellation or replacement of Awards with other Awards or other payments of cash or property) without shareholder approval.

14.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

14.3 Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 15.  Withholding

15.1 Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

15.2 Share Withholding.  With respect to withholding required upon the exercise of Options, or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 16.  Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 17.  General Provisions

17.1 Forfeiture Events.  The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company and/or Affiliate policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

17.2 Legend.  The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

17.3 Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

17.4  Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.5  Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

17.6 Securities Law Compliance.  With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

17.7 Registration and Listing.  The Company may use reasonable endeavors to register Shares allotted pursuant to the exercise of an Award with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any national securities laws, stock exchange, or automated quotation system.

17.8 Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

17.9 Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.10 Employees or Directors Based Outside of the United States.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates shall be covered by the Plan;

(b) Determine which Employees and/or Directors outside the United States are eligible to participate in the Plan;

(c) Modify the administrative terms and conditions of any Award granted to Employees and/or Directors outside the United States to comply with applicable foreign laws;

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 17.10 by the Committee shall be attached to this Plan document as appendices; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.

17.11 Uncertificated Shares.  To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

17.12 Unfunded Plan.  Participants shall have no right, title, or interest whatsoever in or to any investments that the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not subject to ERISA.

17.13 No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

17.14 Retirement and Welfare Plans.  The value of compensation paid under this Plan will not be included as “compensation” for purposes of computing the benefits payable to any participant under the Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit.

17.15 Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

Appendix C

RESTATED ARTICLES OF INCORPORATION
OF
ITT CORPORATION

INDIANA

RESTATED ARTICLES OF INCORPORATION
of
ITT CORPORATION ARTICLE FIRST

The name of the corporation is ITT Corporation (the “Corporation”).

ARTICLE SECOND

The address of the registered office of the Corporation in the State of Indiana is 251 East Ohio Street, Suite 1100, Indianapolis, Indiana 46204. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

ARTICLE THIRD

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Indiana Business Corporation Law.

ARTICLE FOURTH

(a) The aggregate number of shares of stock that the Corporation shall have authority to issue is 550,000,000 shares, consisting of 500,000,000 shares designated “Common Stock” and 50,000,000 shares designated “Preferred Stock”. The shares of Common Stock shall have a par value of $1 per share, and the shares of Preferred Stock shall not have any par or stated value, except that, solely for the purpose of any statute or regulation imposing any fee or tax based upon the capitalization of the Corporation, the shares of Preferred Stock shall be deemed to have a par value of $.01 per share.

(b) The Board of Directors of the Corporation shall have the full authority permitted by law, at any time and from time to time, to divide the authorized and unissued shares of Preferred Stock into classes or series, or both, and to determine the following provisions, designations, powers, preferences and relative, participating, optional and other special rights and the qualifications, limitations or restrictions thereof for shares of any such class or series of Preferred Stock:

(1) the designation of such class or series, the number of shares to constitute such class or series and the stated or liquidation value thereof;

(2) whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

(3) the dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of the same class;

(4) whether the shares of such class or series shall be subject to redemption at the election of the Corporation and/or the holders of such class or series and, if so, the times, price and other conditions of such redemption, including securities or other property payable upon any such redemption, if any;

(5) the amount or amounts, if any, payable upon shares of such class or series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets, of the Corporation; provided that in no event shall the amount or amounts, if any, exceed $100 per share plus accrued dividends in the case of involuntary liquidation, dissolution or winding up;

(6) whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(7) whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of the same class or any securities, whether or not issued by the Corporation, and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(8) the limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of the same class;

(9) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional shares of stock, including additional shares of such class or series or of any other series of the same class or of any other class;

(10) the ranking (be it pari passu, junior or senior) of each class or series vis-a-vis any other class or series of any class of Preferred Stock as to the payment of dividends, the distribution of assets and all other matters; and

(11) any other powers, preferences and relative, participating, optional and other special rights and any qualifications, limitations or restrictions thereof, insofar as they are not inconsistent with the provisions of these Articles of Incorporation, to the full extent permitted in accordance with the laws of the State of Indiana.

(c) Such divisions and determinations may be accomplished by an amendment to this ARTICLE FOURTH, which amendment may be made solely by action of the Board of Directors, which shall have the full authority permitted by law to make such divisions and determinations.

(d) The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other classes or series at any time outstanding; provided that each series of a class is given a distinguishing designation and that all shares of a series have powers, preferences and relative, participating, optional and other special rights and the qualifications, limitations or restrictions thereof identical with those of other shares of the same series and, except to the extent otherwise provided in the description of the series, with those other series of the same class.

(e) Holders of shares of Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment thereof, dividends at the rates fixed by the Board of Directors for the respective series before any dividends shall be declared and paid, or set aside for the payment, on shares of Common Stock with respect to the same dividend period. Nothing in this ARTICLE FOURTH shall limit the power of the Board of Directors to create a series of Preferred Stock with dividends the rate of which is calculated by reference to, and the payment of which is concurrent with, dividends on shares of Common Stock.

(f) In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of shares of each series of Preferred Stock will be entitled to receive the amount fixed for such series upon any such event (not in excess of $100 per share in the case of involuntary liquidation, dissolution or winding up) plus, in the case of any series on which dividends will have been determined by the Board of Directors to be cumulative, an amount equal to all dividends accumulated and unpaid thereon to the date of final distribution whether or not earned or declared before any distribution shall be paid, or set aside for payment, to holders of Common Stock. If the assets of the Corporation are not sufficient to pay such amounts in full, holders of all shares of Preferred Stock will participate in the distribution of assets ratably in proportion to the full amounts to which they are entitled or in such order or priority, if any, as will have been fixed in the resolution or resolutions providing for the issue of the series of Preferred Stock. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor a sale, transfer or lease of all or part of its assets, will be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph except to the extent specifically provided for herein. Nothing in this ARTICLE FOURTH shall limit the power of the Board of Directors to create a series of Preferred Stock for which the amount to be distributed upon any liquidation, dissolution or winding up of the Corporation is calculated by reference to, and the payment of which is concurrent with, the amount to be distributed to the holders of shares of Common Stock.

(g) The Corporation, at the option of the Board of Directors, may redeem all or part of the shares of any series of Preferred Stock on the terms and conditions fixed for such series.

(h) Except as otherwise required by law, as otherwise provided herein or as otherwise determined by the Board of Directors as to the shares of any series of Preferred Stock prior to the issuance of any such shares, the holders of Preferred Stock shall have no voting rights and shall not be entitled to any notice of meetings of shareholders. (i) Each holder of shares of Common Stock shall be entitled to one vote for each share of Common Stock held of record on all matters on which the holders of shares of Common Stock are entitled to vote. Subject to the provisions of applicable law and any certificate of designation providing for the issuance of any series of Preferred Stock, the holders of outstanding shares of Common Stock shall have and possess the exclusive right to notice of shareholders’ meetings and the exclusive power to vote. No shareholder will be permitted to cumulate votes at any election of directors.

(i) Subject to all the rights of the Preferred Stock, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment thereof, dividends payable in cash, stock or otherwise. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock of each series shall have been paid in full in cash the amounts to which they respectively shall be entitled or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests, to the exclusion of the holders of the Preferred Stock.

SERIES A PARTICIPATING CUMULATIVE PREFERRED STOCK

A description of such Series A Participating Cumulative Preferred Stock with the designations, voting powers, preferences and relative, participating, optional and other special rights and qualifications, limitations or restrictions relating thereto is as follows:

SECTION 2.  Designation and Number of Shares.  The shares of such series shall be designated as “Series A Participating Cumulative Preferred Stock” (the “Series A Preferred Stock”), without par value. The number of shares initially constituting the Series A Preferred Stock shall be 300,000; provided, however, that, if more than a total of 300,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to that Rights Agreement between the Corporation and The Bank of New York, a New York banking corporation, as Rights Agent (the “Rights Agreement”), the Board of Directors of the Corporation, pursuant to Section 23-1-25-2(d) of the Business Corporation Law of the State of Indiana, shall direct by resolution or resolutions that articles of amendment be properly executed and delivered to the Secretary of State for the State of Indiana for filing in accordance with the provisions of Section 23-1-18-1 and Section 23-1-38-6 thereof, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Articles of Incorporation then permit) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

SECTION 3.  Dividends or Distributions.  (a) Subject to the prior and superior rights of the holders of shares of any other series of Preferred Stock or other class of capital stock of the Corporation ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of the Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, (1) quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the Board of Directors of the Corporation shall approve (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in the amount of $.01 per whole share (rounded to the nearest cent) less the amount of all cash dividends declared on the Series A Preferred Stock pursuant to the following clause (2) since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock (the total of which shall not, in any event, be less than zero) and (2) dividends payable in cash on the payment date for each cash dividend declared on the Common Stock in an amount per whole share (rounded to the nearest cent) equal to the Formula Number (as hereinafter defined) then in effect times the cash dividends then to be paid on each share of Common Stock. In addition, if the Corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Corporation shall simultaneously pay or make on each outstanding whole share of Series A Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of the Common Stock. As used herein, the “Formula Number” shall be 1,000; provided, however, that, if at any time after the Distribution Record Date (as defined in that Notice of Special Meeting and Proxy Statement, dated August 30, 1995, filed with the Securities and Exchange Commission by ITT Corporation), the Corporation shall (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in shares of Common Stock, (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such event the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if at any time after the Distribution Record Date, the Corporation shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification or change so that each share of Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock prior to such merger, reclassification or change.

(b) The Corporation shall declare a dividend or distribution of the Series A Preferred Stock as provided in Section 2(a) immediately prior to or at the same time it declares a dividend or distribution on the Common Stock (other than a dividend or distribution solely in shares of Common Stock; provided, however, that, in the event no dividend or distribution (other than a dividend or distribution in shares of Common Stock) shall have been declared on the Common Stock during the period between any Quarterly Dividend

Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $.01 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a dividend or distribution declared thereon, which record date shall be the same as the record date for any corresponding dividend or distribution on the Common Stock.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from and after the Quarterly Dividend Payment Date next preceding the date of original issue of such shares of Series A Preferred Stock; provided, however, that dividends on such shares which are originally issued after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and on or prior to the next succeeding Quarterly Dividend Payment Date shall begin to accrue and be cumulative from and after such Quarterly Dividend Payment Date. Notwithstanding the foregoing, dividends on shares of Series A Preferred Stock which are originally issued prior to the record date for the determination of holders of shares or Series A Preferred Stock entitled to receive a quarterly dividend on the first Quarterly Dividend Payment Date shall be calculated as if cumulative from and after the last day of the fiscal quarter next preceding the date of original issuance of such shares. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

(d) So long as any shares of the Series A Preferred Stock are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common Stock unless, in each case, the dividend required by this Section 2 to be declared on the Series A Preferred Stock shall have been declared.

(e) The holders of the shares of Series A Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided herein.

SECTION 4.  Voting Rights.  The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a) Each holder of Series A Preferred Stock shall be entitled to a number of votes equal to the Formula Number then in effect, for each share of Series A Preferred Stock held of record on each matter on which holders of the Common Stock or shareholders generally are entitled to vote, multiplied by the maximum number of votes per share which any holder of the Common Stock or shareholders generally then have with respect to such matter (assuming any holding period or other requirement to vote a greater number of shares is satisfied).

(b) Except as otherwise provided herein or by applicable law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class for the election of directors of the Corporation and on all other matters submitted to a vote of shareholders of the Corporation.

(c) If, at the time of any annual meeting of shareholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of shareholders (and at each subsequent annual meeting of shareholders), unless all dividends in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock equal to the Formula Number. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(c) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section 3.

(d) Except as provided herein, in Section 11 or by applicable law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for authorizing or taking any corporate action.

SECTION 5.  Certain Restrictions.  (a) Whenever quarterly dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends on or make any other distributions or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

SECTION 6.  Liquidation Rights.  Upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount, equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (x) $.01 per whole share or (y) an aggregate amount per share equal to the Formula Number then in effect times the aggregate amount to be distributed per share to holders of Common Stock or (2) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up; provided that in no event shall the amount or amounts, if any, exceed $100 per share plus accrued dividends in the case of involuntary liquidation, dissolution or winding up of the Corporation.

SECTION 7.  Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the then outstanding shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share equal to the Formula Number then in effect times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is exchanged or changed. In the event both this Section 6 and Section 2 appear to apply to a transaction, this Section 6 will control.

SECTION 8.  No Redemption; No Sinking Fund.  (a) The shares of Series A Preferred Stock shall not be subject to redemption by the Corporation or at the option of any holder of Series A Preferred Stock; provided, however, that the Corporation may purchase or otherwise acquire outstanding shares of Series A Preferred Stock in the open market or by offer to any holder or holders of shares of Series A Preferred Stock.

(b) The shares of Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

SECTION 9.  Ranking.  The Series A Preferred Stock shall rank junior to all other series of Preferred Stock of the Corporation, unless the Board of Directors shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations or restrictions thereof.

SECTION 10.  Fractional Shares.  The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-thousandths (1/1,000ths) of a share or any integral multiple of such fraction which shall entitle the holder, in proportion to such holder’s fractional shares, to receive dividends, exercise voting rights, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation, prior to the first issuance of a share or a fraction of a share of Series A Preferred Stock, may elect (1) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandths (1/1,000ths) of a share or any integral multiple thereof or (2) to issue depository receipts evidencing such authorized fraction of a share of Series A Preferred Stock pursuant to an appropriate agreement between the

Corporation and a depository selected by the Corporation; provided that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.

SECTION 11.  Reacquired Shares.  Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancelation become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors pursuant to the provisions of ARTICLE FOURTH of the Articles of Incorporation.

SECTION 12.  Amendment.  None of the powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock as provided herein or in the Articles of Incorporation shall be amended in any manner which would alter or change the powers, preferences, rights or privileges of the holders of Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Series A Preferred Stock, voting as a separate class, provided, however, that no such amendment approved by the holders of at least 66 2/3% of the outstanding shares of Series A Preferred Stock shall be deemed to apply to the powers, preferences, rights or privileges of any holder of shares of Series A Preferred Stock originally issued upon exercise of a Right after the time of such approval without the approval of such holder.

ARTICLE FIFTH

(a) The number of directors constituting the Board of Directors of the Corporation shall be fixed in accordance with the By-Laws of the Corporation. In a contested election of directors (i.e. any election where the number of nominees exceeds the number of directors to be elected), directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. In an uncontested election of directors, directors shall be elected by a plurality, or such greater number as is specified in the By-Laws of the Corporation, of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

(b) Special meetings of shareholders of the Corporation may be called only (i) by the Chairman of the Board of Directors, (ii) by a majority vote of the entire Board of Directors or (iii) by the Secretary of the Corporation upon the written request (a “Special Meeting Request”) of shareholders of record having, as of the date of the Special Meeting Request, an aggregate “net long position” of at least 35% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote on the matter or matters to be brought before the proposed special meeting (provided that such Special Meeting Request complies and is in accordance with the By-laws of the Corporation), and may not be called by any other person or persons. “Net long position” shall determined with respect to each requesting holder in accordance with the definition thereof set forth in Rule 14e-4 under the Securities Exchange Act of 1934, provided that (x) for purposes of such definition, in determining such holder’s “short position,” the reference in such Rule to “the date that a tender offer is first publicly announced or otherwise made known by the bidder to holders of the security to be acquired” shall be the date of the relevant Special Meeting Request and the reference to the “highest tender offer price or stated amount of the consideration offered for the subject security” shall refer to the closing sales price of the Corporation’s common stock on the New York Stock Exchange on such date (or, if such date is not a trading day, the next succeeding trading day) and (y) the “net long position” of such holder shall be reduced by the number of shares as to which such holder does not, or will not, have the right to vote or direct the vote at the proposed special meeting or as to which such holder has entered into any derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares. The “net long position” shall be determined in good faith by the Board, which determination shall be conclusive and binding on the Corporation and the shareholders.

(c) Shareholders of the Corporation shall not have any preemptive rights to subscribe for additional issues of stock of the Corporation except as may be agreed from time to time by the Corporation and any such shareholder.

(d) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation, if any, shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, an election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the applicable resolution or resolutions of the Board of Directors adopted pursuant to ARTICLE FOURTH of these Articles of Incorporation.

ARTICLE SIXTH

To the fullest extent permitted by applicable law as then in effect, no director or officer shall be personally liable to the Corporation or any of its shareholders for damages for breach of fiduciary duty as a director or officer, except for liability (a) for breach of duty if such breach constitutes wilful misconduct or recklessness or (b) for the payment of distributions to shareholders in violation of Section 23-1-28-3 of the Indiana Business Corporation Law. Any repeal or modification of this ARTICLE SIXTH by the shareholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

ARTICLE SEVENTH

The holders of the capital stock of the Corporation shall not be personally liable for the payment of the Corporation’s debts and the private property of the holders of the capital stock of the Corporation shall not be subject to the payment of debts of the Corporation to any extent whatsoever.

ARTICLE EIGHTH

Subject to any express provision of the laws of the State of Indiana, these Articles of Incorporation or the By-laws of the Corporation, the By-laws of the Corporation may from time to time be supplemented, amended or repealed, or new By-laws may be adopted, by the Board of Directors at any regular or special meeting of the Board of Directors, if such supplement, amendment, repeal or adoption is approved by a majority of the entire Board of Directors. Subject to any express provision of the laws of the State of Indiana, these Articles of Incorporation or the By-laws of the Corporation, the By-laws of the Corporation may from time to time be supplemented, amended or repealed, or new By-laws may be adopted, by the shareholders at any regular or special meeting of the shareholders at which a quorum is present, if such supplement, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally in an election of directors.

ARTICLE NINTH

The Corporation reserves the right to supplement, amend or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Indiana, and all rights conferred on shareholders herein are granted subject to this reservation.

ARTICLE TENTH

The name and address of the original incorporator signing the Articles of Incorporation is:

These Articles of Amendment of the Restated Articles of Incorporation were duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Section 23-1-38-7 of the Indiana Business Corporation Law.

CERTIFICATION

I hereby certify that the foregoing is a true and complete copy of the Restated Articles of Incorporation of ITT Corporation, an Indiana corporation, as in effect on the date hereof.

WITNESS my hand and the seal of the Corporation.

Dated:

Secretary

Appendix D

BY-LAWS
of
ITT Corporation

1.	SHAREHOLDERS.

1.1 Place of Shareholders’ Meetings.  All meetings of the shareholders of the Corporation shall be held at such place or places, within or outside the state of Indiana, as may be fixed by the Corporation’s Board of Directors (the “Board”, and each member thereof a “Director”) from time to time or as shall be specified in the respective notices thereof.

1.2 Day and Time of Annual Meetings of Shareholders.  An annual meeting of shareholders shall be held at such place (within or outside the state of Indiana), date and hour as shall be determined by the Board and designated in the notice thereof. Failure to hold an annual meeting of shareholders at such designated time shall not affect otherwise valid corporate acts or work a forfeiture or dissolution of the Corporation.

1.3 Purposes of Annual Meetings.  (a) At each annual meeting, the shareholders shall elect the members of the Board for the succeeding term. At any such annual meeting any business properly brought before the meeting may be transacted.

(b) To be properly brought before an annual meeting, business must be (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board or (iii) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid, to the Secretary, received at the principal executive offices of the Corporation, not less than 90 calendar days nor more than 120 calendar days prior to the date of the Corporation’s proxy statement released to shareholders in connection with the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting was changed by more than 30 days from the anniversary date of the previous year’s annual meeting, notice by the shareholder must be so received not earlier than 120 calendar days prior to such annual meeting and not later than 90 calendar days prior to such annual meeting or 10 calendar days following the date on which public announcement of the date of the meeting is first made. In no event shall the public announcement of an adjournment or postponement of a meeting commence a new time period, or extend any time period, for the giving of written notice. Any such notice shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and, in the event that such business includes a proposal to amend either the Articles of Incorporation or By-laws of the Corporation, the language of the proposed amendment, (ii) the name and address of the shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, (iv) any material interest of the shareholder, and the beneficial owner, if any, on whose behalf the proposal is made, in such business, (v) if the shareholder or beneficial owner, if any, intends or is part of a group that intents to (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or (y) otherwise solicit proxies or votes in support of such shareholder’s proposal, a representation to that effect, (vi) any other information relating to such shareholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal, pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, (vii) a description of any agreement, arrangement or understanding with respect to the proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the shareholder giving the notice, the beneficial owner, if any, on whose behalf the proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “Proponent Persons”, which term, for purposes of Section 2.2 herein, shall include each nominee (and his or her respective affiliates or associates and/or any others acting in concert with such nominee) and shall be defined as if the foregoing clause had, in each case, replaced the word “proposal” with the word “nomination”); and (viii) a description of any agreement, arrangement or understanding (including without limitation any swap or other derivative or short position, profits interest, hedging transaction, borrowed or loaned shares, any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, or other instrument) to which any Proponent Person is a party, the intent or effect of which may be (x) to transfer to or from any Proponent Person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (y) to increase or decrease the voting power of any Proponent Person with respect to shares of any class or series of capital stock of the Corporation and/or (z) to provide any Proponent Person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, or to mitigate any loss resulting from, the value (or any increase or decrease in the value) of any security of the Corporation. A shareholder providing notice of business proposed to be brought before a meeting (whether given pursuant to this Section 1.3(b) or Section 1.4 of the By-Laws) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is fifteen calendar days prior to the meeting or any adjournment or postponement thereof; such update and supplement shall be delivered in writing to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) days after the record date for the meeting (in the case of any update and supplement required to be made as of the record date), and not later than ten calendar days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of fifteen calendar days prior to the meeting or any adjournment or postponement thereof). The foregoing notice requirements shall be deemed satisfied by a shareholder if the shareholder has notified the Corporation of his or her intention to present a proposal at an annual meeting and such shareholder’s proposal has been included in a proxy statement that has been prepared by management of the Corporation to solicit proxies for such annual meeting; provided, however, that, if such shareholder does not appear or send a qualified representative to present such proposal at such annual meeting, the Corporation need not present such proposal for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation. No business shall be conducted at an annual meeting of shareholders except in accordance with this Section 1.3(b), and the chairman of any annual meeting of shareholders may refuse to permit any business to be brought before an annual meeting without compliance with the foregoing procedures or if the shareholder solicits proxies in support of such shareholder’s proposal without such shareholder having made the representation required by clause (v) of the preceding sentence.

1.4 Special Meetings of Shareholders.  (a) Except as otherwise expressly required by applicable law, special meetings of the shareholders or of any class or series entitled to vote may be called for any purpose or purposes by the Chairman, by a majority vote of the entire Board or by the Secretary of the Corporation in accordance with these By-Laws and the Corporation’s Articles of Incorporation to be held at such place (within or outside the state of Indiana), date and hour as shall be determined by the Board and designated in the notice thereof. Only such business as is specified in the notice of any special meeting of the shareholders shall come before such meeting.

(b) A special meeting of shareholders shall be called by the Secretary of the Corporation at the written request or requests (each, a “Special Meeting Request” and, collectively, the “Special Meeting Requests”) of shareholders who are shareholders of record having, as of the date on which such Special Meeting Request is delivered to the Secretary of the Corporation, an aggregate “net long position” (as defined in Article Fifth of the Articles of Incorporation) of at least thirty-five percent (35%) of the voting power of the outstanding capital stock of the corporation entitled to vote on the matter or matters to be brought before the proposed special meeting (the “Requisite Percentage”) if such Special Meeting Request complies with the requirements of this Section 1.4(b) and all other applicable sections of these By-Laws and the Corporation’s Articles of Incorporation. The Board shall determine in good faith whether all requirements set forth in these By-Laws have been satisfied and such determination shall be binding on the Corporation and its shareholders. A Special Meeting Request must be delivered by hand or by mail by registered U.S. mail or courier service, postage pre-paid, to the attention of the Secretary during regular business hours. A Special Meeting Request to the Secretary shall be signed and dated by each shareholder of record (or a duly authorized agent of such shareholder) requesting the special meeting (each, a “Requesting Shareholder”), shall comply with the shareholder notice and information requirements for annual meetings set forth in Section 1.3(b) and, if applicable, the shareholder notice and information requirements for nominations of a person or persons for election as Director(s) as set forth in Section 2.2, and shall also include (i) a statement of the specific purpose or purposes of the special meeting, (ii) the matter(s) proposed to be acted on at the special meeting, (iii) the reasons for conducting such business at the special meeting, (iv) the text of any resolutions proposed for consideration, (v) an acknowledgement by the Requesting Shareholder(s) and the beneficial owners, if any, on whose behalf the Special Meeting Request(s) are being made that any reduction in the aggregate net long position of the Requesting Shareholder(s) below the Requisite Percentage following the delivery of the Special Meeting Request shall constitute a revocation of such Special Meeting Request, and (vi) documentary evidence that the Requesting Shareholders own the Requisite Percentage as of the date of such written request to the Secretary; provided, however, that, if the Requesting Shareholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request(s) must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request(s), such documentary evidence must be delivered to the Secretary within ten (10) business days after the date on which the Special Meeting Request(s) are delivered to the Secretary) that the beneficial owners on whose behalf the Special Meeting Request(s) are made beneficially own the Requisite Percentage as of the date on which such Special Meeting Request(s) are delivered to the Secretary. In addition, the Requesting Shareholders and the beneficial owners, if any, on whose behalf the Special Meeting Request(s) are being made shall promptly provide any other information reasonably requested by the corporation.

(c) Notwithstanding the foregoing provisions of this Section 1.4, a special meeting requested by shareholders shall not be held if (i) the Special Meeting Request does not comply with this Section 1.4, (ii) the Special Meeting Request relates to an item of business that is not a proper subject for shareholder action under applicable law, (iii) the Special Meeting Request is received by the Secretary during the period commencing ninety calendar days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting, (iv) an annual or special meeting of shareholders that included an identical or substantially similar item of business (“Similar Business”) was held not more than one hundred twenty calendar days before the Special Meeting Request was received by the Secretary, (v) the Board or the Chairman of the Board has called or calls for an annual or special meeting of shareholders to be held within ninety calendar days after the Special

Meeting Request is received by the Secretary and the business to be conducted at such meeting includes the Similar Business, or (vi) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended, or other applicable law. For purposes of this Section 1.4(c), the nomination, election or removal of Directors shall be deemed to be Similar Business with respect to all items of business involving the nomination, election or removal of Directors, changing the size of the Board and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of Directors. The Board shall determine in good faith whether the requirements set forth in this Section 1.4(c) have been satisfied.

(d) In determining whether a special meeting of shareholders has been requested by the record holders of shares representing in the aggregate at least the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary will be considered together only if (i) each Special Meeting Request identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting (in each case as determined in good faith by the Board), and (ii) such Special Meeting Requests have been dated and delivered to the Secretary within sixty (60) days of the earliest dated Special Meeting Request. A Requesting Shareholder may revoke a Special Meeting Request at any time by written revocation delivered to the Secretary and if, following such revocation, there are outstanding un-revoked requests from Requesting Shareholders holding less than the Requisite Percentage, the Board may, in its discretion, cancel the special meeting. If none of the Requesting Shareholders appears or sends a duly authorized agent to present the business to be presented for consideration that was specified in the Special Meeting Request, the corporation need not present such business for a vote at such special meeting.

(e) Special meetings shall be held at such date, time and place as may be fixed by the Board in accordance with these by-laws; provided, however, that in the case of a special meeting requested by shareholders, the date of any such special meeting shall not be more than ninety calendar days after a Special Meeting Request that satisfies the requirements of this Section 1.4 (or, in the case of multiple Special Meeting requests, the last Special Meeting Request necessary to reach the Requisite Percentage) is received by the Secretary.

1.5 Notice of Meetings of Shareholders.  Except as otherwise expressly required or permitted by applicable law, not less than ten days nor more than sixty days before the date of every shareholders’ meeting the Secretary shall give to each shareholder of record entitled to vote at such meeting written notice stating the place, day and time of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called and indication that notice is being issued by or at the direction of the person or persons calling the meeting. Except as provided in Section 1.6(d) or as otherwise expressly required by applicable law, notice of any adjourned meeting of shareholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. Any notice, if mailed, shall be deemed to be given when deposited in the United States mail, postage prepaid, addressed to the shareholder at the address for notices to such shareholder as it appears on the records of the Corporation.

1.6 Quorum of Shareholders.  (a) Unless otherwise expressly required by applicable law, at any meeting of the shareholders, the presence in person or by proxy of shareholders entitled to cast a majority of votes thereat shall constitute a quorum. Shares of the Corporation’s stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in an election of the directors of such other corporation is held by the Corporation, shall neither be counted for the purpose of determining the presence of a quorum nor entitled to vote at any meeting of the shareholders.

(b) At any meeting of the shareholders at which a quorum shall be present, a majority of those present in person or by proxy may adjourn the meeting from time to time without notice other than announcement at the meeting. In the absence of a quorum, the officer presiding thereat shall have power to adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting other than announcement at the meeting shall not be required to be given, except as provided in Section 1.6(d) below and except where expressly required by applicable law.

(c) At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called, but only those shareholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof unless a new record date is fixed by the Board.

(d) If a new date, time and place of an adjourned meeting is not announced at the original meeting before adjournment, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in the manner specified in Section 1.5 to each shareholder of record entitled to vote at the meeting.

1.7 Chairman and Secretary of Meeting.  The Chairman or, in his or her absence, another officer of the Corporation designated by the Chairman, shall preside at meetings of the shareholders. The Secretary shall act as secretary of the meeting, or in the absence of the Secretary, an Assistant Secretary shall so act, or if neither is present, then the presiding officer may appoint a person to act as secretary of the meeting.

1.8 Voting by Shareholders.  (a) Except as otherwise expressly required by applicable law, at every meeting of the shareholders each shareholder shall be entitled to the number of votes specified in the Articles of Incorporation, in person or by proxy, for each share of stock standing in his or her name on the books of the Corporation on the date fixed pursuant to the provisions of Section 5.6 of these By-laws as the record date for the determination of the shareholders who shall be entitled to receive notice of and to vote at such meeting.

(b) When a quorum is present at any meeting of the shareholders, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless express provision of law or the Articles of Incorporation require a greater number of affirmative votes.

(c) Except as required by applicable law, the vote at any meeting of shareholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the shareholder voting, or by his or her proxy, if there be such proxy, and shall state the number of shares voted.

1.9 Proxies.  Any shareholder entitled to vote at any meeting of shareholders may vote either in person or by proxy. A shareholder may authorize a person or persons to act for the shareholder as proxy by (i) the shareholder or the shareholder’s designated officer, director, employee or agent executing a writing by signing it or by causing the shareholder’s signature or the signature of the designated officer, director, employee or agent of the shareholder to be affixed to the writing by any reasonable means, including by facsimile signature; (ii) the shareholder transmitting or authorizing the transmission of an electronic submission which may be by any electronic means, including data and voice telephonic communications and computer network to (a) the person who will be the holder of the proxy; (b) a proxy solicitation firm; or (c) a proxy support service organization or similar agency authorized by the person who will be the holder of the proxy to receive the electronic submission, which electronic submission must either contain or be accompanied by information from which it can be determined that the electronic submission was transmitted by or authorized by the shareholder; or (iii) any other method allowed by law.

1.10 Inspectors.  (a) The election of Directors and any other vote by ballot at any meeting of the shareholders shall be supervised by at least two inspectors. Such inspectors may be appointed by the Chairman before or at the meeting. If the Chairman shall not have so appointed such inspectors or if one or both inspectors so appointed shall refuse to serve or shall not be present, such appointment shall be made by the officer presiding at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

(b) The inspectors shall (i) ascertain the number of shares of the Corporation outstanding and the voting power of each, (ii) determine the shares represented at any meeting of shareholders and the validity of the proxies and ballots, (iii) count all proxies and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all proxies and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties.

1.11 List of Shareholders.  (a) At least five business days before every meeting of shareholders, the Corporation shall cause to be prepared and made a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order by voting group, if any, and showing the address of each shareholder and the number of shares registered in the name of each shareholder.

(b) During ordinary business hours for a period of at least five business days prior to the meeting, such list shall be open to examination by any shareholder for any purpose germane to the meeting, either at the Corporation’s principal office or a place identified in the meeting notice in the city where the meeting will be held.

(c) The list shall also be produced and kept at the time and place of the meeting, and it may be inspected during the meeting by any shareholder or the shareholder’s agent or attorney authorized in writing.

(d) The stock ledger shall be the only evidence as to who are the shareholders entitled to examine the stock ledger, the list required by this Section 1.11 or the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.

1.12 Confidential Voting.  (a) Proxies and ballots that identify the votes of specific shareholders shall be kept in confidence by the tabulators and the inspectors of election unless (i) there is an opposing solicitation with respect to the election or removal of Directors, (ii) disclosure is required by applicable law, (iii) a shareholder expressly requests or otherwise authorizes disclosure, or (iv) the Corporation concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes.

(b) The tabulators and inspectors of election and any authorized agents or other persons engaged in the receipt, count and tabulation of proxies and ballots shall be advised of this By-law and instructed to comply herewith.

(c) The inspectors of election shall certify, to the best of their knowledge based on due inquiry, that proxies and ballots have been kept in confidence as required by this Section 1.12.

2.	DIRECTORS.

2.1 Powers of Directors.  The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all the powers of the Corporation except such as are by applicable law, the Articles of Incorporation or these By-laws required to be exercised or performed by the shareholders.

2.2 Number, Method of Election, Terms of Office of Directors.  The number of Directors which shall constitute the whole Board shall be such as from time to time shall be determined by resolution adopted by a majority of the entire Board, but the number shall not be less than three nor more than twenty-five, provided that the tenure of a Director shall not be affected by any decrease in the number of Directors so made by the Board. Each Director shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal. Directors need not be shareholders of the Corporation or citizens of the United States of America.

Nominations of persons for election as Directors may be made by the Board or by any shareholder who is a shareholder of record at the time of giving of the notice of nomination provided for in this Section 2.2 and who is entitled to vote for the election of Directors. Any shareholder of record entitled to vote for the election of Directors at a meeting may nominate a person or persons for election as Directors only if written notice of such shareholder’s intent to make such nomination is given in accordance with the procedures for bringing business before the meeting set forth in Section 1.3(b) of these By-Laws, either by personal delivery or by United States mail, postage prepaid, to the Secretary, received at the principal executive offices of the Corporation, not later than (i) with respect to an election to be held at an annual meeting of shareholders, not less than 90 calendar days nor more than 120 calendar days prior to the date of the Corporation’s proxy statement released to shareholders in connection with the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting was changed by more than 30 days from the anniversary date of the previous year’s annual meeting, notice by the shareholder must be so received not earlier than 120 calendar days prior to such annual meeting and not later than 90 calendar days prior to such annual meeting or 10 calendar days following the date on which public announcement of the date of the meeting is first made, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of Directors, not earlier than 120 calendar days prior to such special meeting and not later than 90 calendar days prior to such special meeting or 10 calendar days following the date on which public announcement of the date of the special meeting is first made and of the nominees to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a meeting commence a new time period, or extend any time period, for the giving of written notice. Any such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and the beneficial owner, if any, on whose behalf the nomination is made and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder, any beneficial owner on whose behalf the nomination is made and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each shareholder, the beneficial owner, if any, on whose behalf the nomination is made and nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission in connection with solicitations of proxies for the election of directors in an election contest; (e) the consent of each nominee to serve as a Director if so elected;(f) if the shareholder or beneficial owner, if any, intends to (x) deliver a proxy statement and/or form of proxy to the holders of at least the percent of the Corporation’s outstanding capital stock required to elect the nominee and/or (y) otherwise solicit proxies of votes from shareholders in support of such shareholder’s nominee(s), a representation to that effect; (g) a description of any agreement, arrangement or understanding with respect to the nomination and/or the voting of shares of any class or series of stock of the Corporation between or among the Proponent Persons; and (viii) a description of any agreement, arrangement or understanding (including without limitation any swap or other derivative or short position, profits interest, hedging transaction, borrowed or loaned shares, any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell or other instrument) to which any Proponent Person is a party, the intent or effect of which may be (x) to transfer to or from any Proponent Person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (y) to increase or decrease the voting power of any Proponent Person with respect to shares of any class or series of capital stock of the Corporation and/or (z) to provide any Proponent Person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, or to mitigate any loss resulting from, the value (or any increase or decrease in the value) of any security of the Corporation. A shareholder providing notice of a proposed nomination (whether given pursuant to Section 2.2 or Section 1.4 of these By-Laws) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is fifteen calendar days prior to the meeting or any adjournment or postponement thereof; such update and supplement shall be delivered in writing to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five calendar days after the record date for the meeting (in the case of any update and supplement required to be made as of the record date), and not later than ten calendar days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of fifteen calendar days prior to the meeting or any adjournment or postponement thereof).The chairman of any meeting of shareholders to elect Directors and the Board may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures or if the shareholder solicits proxies in support of such shareholder’s nominee(s) without such shareholder having made the representation required by (f) of the preceding sentence. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

In an uncontested election (i.e. any election in which the number of nominees does not exceed the number of Directors to be elected), Directors shall be elected by a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Any Director nominee that does not receive the requisite votes shall not be elected. Any Director nominee who fails to be elected but who is a Director at the time of the election shall remain a Director until a successor shall have been elected and qualified (a “Holdover Director”). A Holdover Director shall promptly provide a written resignation to the Chair of the Nominating and Governance Committee of the Corporation.

The Nominating and Governance Committee shall promptly consider the resignation and all relevant facts and circumstances concerning the vote, including whether the cause of the vote may be cured and the best interests of the Corporation and its shareholders. After consideration, the Nominating and Governance Committee shall make a recommendation to the independent Directors of the Board.

The independent Directors of the Board will act on the Nominating and Governance Committee’s recommendation at its next regularly scheduled Board Meeting or within 90 days after certification of the shareholder vote, whichever is earlier.

The Board will promptly publicly disclose its decision (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) and the reasons for its decision.

Any Holdover Director who tenders a resignation shall not participate in the Nominating and Governance Committee’s recommendation or Board action regarding whether to accept the resignation offer.

If each member of the Nominating and Governance Committee receives less than a majority of the votes cast at the same election, then the independent Directors who receive more than a majority of the votes cast shall appoint a committee among themselves to consider the resignation offers and recommend to the Board whether to accept the offers. However, if the only Directors who receive a majority or more of the votes cast in the same election constitute three or fewer Directors then all Directors may participate in the action regarding whether to accept the resignation offers. If all Directors receive less than a majority of the votes cast at the same election, the election shall be treated as a contested election and the majority vote requirement shall be inapplicable.

2.3 Vacancies on Board.  (a) Any Director may resign from office at any time by delivering a written resignation to the Chairman or the Secretary. The resignation will take effect at the time specified therein, or, if no time is specified, at the time of its receipt by the Corporation. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

(b) Any vacancy and any newly created Directorship resulting from any increase in the authorized number of Directors may be filled by vote of a majority of the Directors then in office, though less than a quorum, and any Director so chosen shall hold office until the next annual election of Directors by the shareholders and until a successor is duly elected and qualified or until his or her earlier death, retirement, resignation or removal. If there are no Directors in office, then an election of Directors may be held in the manner provided by applicable law.

2.4 Meetings of the Board.  (a) The Board may hold its meetings, both regular and special, either within or outside the state of Indiana, at such places as from time to time may be determined by the Board or as may be designated in the respective notices or waivers of notice thereof.

(b) Regular meetings of the Board shall be held at such times and at such places as from time to time shall be determined by the Board.

(c) The first meeting of each newly elected Board shall be held as soon as practicable after the annual meeting of the shareholders and shall be for the election of officers and the transaction of such other business as may come before it.

(d) Special meetings of the Board shall be held whenever called by direction of the Chairman or at the request of Directors constituting one-third of the number of Directors then in office.

(e) Members of the Board or any Committee of the Board may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

(f) The Secretary shall give notice to each Director of any meeting of the Board by mailing the same at least two days before the meeting or by telegraphing or delivering the same not later than the day before the meeting. Such notice need not include a statement of the business to be transacted at, or the purpose of, any such meeting. Any and all business may be transacted at any meeting of the Board. No notice of any adjourned meeting need be given. No notice to or waiver by any Director shall be required with respect to any meeting at which the Director is present.

2.5 Quorum and Action.  Except as otherwise expressly required by applicable law, the Articles of Incorporation or these By-laws, at any meeting of the Board, the presence of at least one-third of the entire Board shall constitute a quorum for the transaction of business; but if there shall be less than a quorum at any meeting of the Board, a majority of those present may adjourn the meeting from time to time. Unless otherwise provided by applicable law, the Articles of Incorporation or these By-laws, the vote of a majority of the Directors present (and not abstaining) at any meeting at which a quorum is present shall be necessary for the approval and adoption of any resolution or the approval of any act of the Board.

2.6 Presiding Officer and Secretary of Meeting.  The Chairman or, in the absence of the Chairman, a member of the Board selected by the members present, shall preside at meetings of the Board. The Secretary shall act as secretary of the meeting, but in the Secretary’s absence the presiding officer may appoint a secretary of the meeting.

2.7 Action by Consent without Meeting.  Any action required or permitted to be taken at any meeting of the Board or of any Committee thereof may be taken without a meeting if all members of the Board or Committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of their proceedings.

2.8 Standing Committees.  By resolution adopted by a majority of the entire Board, the Board shall elect, from among its members, individuals to serve on the Standing Committees established by this Section 2.8. Each Standing Committee shall be comprised of such number of Directors, not less than three, as shall be elected to such Committee. Each Committee shall keep a record of all its proceedings and report the same to the Board. One-third of the members of a Committee, but not less than two, shall constitute a quorum, and the act of a majority of the members of a Committee present at any meeting at which a quorum is present shall be the act of the Committee. Each Standing Committee shall meet at the call of its chairman or any two of its members. The chairmen of the various Committees shall preside, when present, at all meetings of such Committees, and shall have such powers and perform such duties as the Board may from time to time prescribe. The Standing Committees of the Board, and functions of each, are as follows:

(a) Compensation and Personnel Committee.  The Compensation and Personnel Committee shall exercise the power of oversight of the compensation and benefits of the employees of the Corporation, and shall be charged with evaluating management performance, and establishing executive compensation. This Committee shall have access to its own independent outside compensation counsel and shall consist of a majority of independent directors. For purposes of this Section 2.8(a), “independent director” shall mean a Director who: (i) has not been employed by the Corporation in an executive capacity within the past five years; (ii) is not, and is not affiliated with a company or firm that is, an advisor or consultant to the Corporation; (iii) is not affiliated with a significant customer or supplier of the Corporation; (iv) has no personal services contract(s) with the Corporation; (v) is not affiliated with a tax-exempt entity that receives significant contributions from the Corporation; and (vi) is not a familial relative of any person described by Clauses (i) through (v). This By-law shall not be amended or repealed except by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote at any meeting at which a quorum is present.

(b) Audit Committee.  The Audit Committee and the Board shall be the bodies to whom the independent auditors of the Corporation shall be ultimately accountable and shall have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval). The Audit Committee shall be responsible for assessing the objectivity and independence of said auditors; confirming the scope of audits to be performed by said auditors; reviewing audit results, internal accounting and control procedures and policies, fees paid to said auditors, and expense accounts of senior executives; reviewing and recommending approval of the audited financial statements of the Corporation and the annual reports to shareholders; and otherwise complying with the responsibilities and obligations of the Securities and Exchange Commission and the New York Stock Exchange applicable from time to time to audit committees. The Audit Committee shall consist entirely of “independent directors” as provided for in Section 2.12 of these By-Laws and shall be in compliance with the requirements of the Securities and Exchange Commission and the New York Stock Exchange applicable from time to time to audit committee members.

(c) Corporate Responsibility Committee.  The Corporate Responsibility Committee shall review and define social responsibilities and shall review and consider major claims and litigation and legal, regulatory, intellectual property and related governmental policy matters affecting the Corporation and its subsidiaries. The Corporate Responsibility Committee shall also review and approve management policies and programs relating to compliance with legal and regulatory requirements and business ethics.

(d) Nominating and Governance Committee.  The Nominating and Governance Committee shall consider and make recommendations as to the composition, structure, organization and future requirements of the Board and Committees thereof and as to other corporate governance issues relating to the Corporation; administer the Board evaluation process; propose nominees for election to the Board and Committees thereof; consider shareholder nominees for election to the Board; and consider matters concerning the qualifications, compensation and retirement of Directors. The Nominating and Governance Committee shall consist entirely of “independent directors” as provided for in Section 2.12 of these By-Laws.

2.9 Other Committees.  By resolution passed by a majority of the entire Board, the Board may also appoint from among its members such other Committees, Standing or otherwise, as it may from time to time deem desirable and may delegate to such Committees such powers of the Board as it may consider appropriate, consistent with applicable law, the Articles of Incorporation and these By-laws.

2.10 Limitations on Committees.  (a) Notwithstanding any other provision of these By-laws, and except as otherwise expressly required by applicable law, no Standing Committee created by Section 2.8, nor any other committee hereafter established, may:

(1) authorize dividends or other distributions, except a committee may authorize or approve a reacquisition of shares if done according to a formula or method prescribed by the Board of Directors;

(2) approve or propose to shareholders action that is required to be approved by shareholders;

(3) fill vacancies on the Board of Directors or on any of its committees;

(4) except as permitted under Section 2.10(a)(7) below, amend the Corporation’s Articles of Incorporation under IC 23-1-38-2;

(5) adopt, amend, repeal or waive provisions of these By-laws;

(6) approve a plan of merger not requiring shareholder approval; or

(7) authorize or approve the issuance or sale or a contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except the Board of Directors may authorize a committee (or an executive officer of the Corporation designated by the Board of Directors) to take action described in this Section 2.10(a)(7) within limits prescribed by the Board of Directors.

(b) Except to the extent inconsistent with the resolutions creating a Standing Committee, Sections 2.2 to 2.7 and Section 10 of these By-laws, which govern meetings, action without meetings, notice and waiver of notice, quorum and voting requirements and telephone participation in meetings of the Board of Directors, apply to each committee and its members as well.

2.11 Compensation of Directors.  Unless otherwise restricted by the Articles of Incorporation or these By-laws, Directors shall receive for their services on the Board or any Committee thereof such compensation and benefits, including the granting of options, together with expenses, if any, as the Board may from time to time determine. The Directors may be paid a fixed sum for attendance at each meeting of the Board or Committee thereof and/or a stated annual sum as a Director, together with expenses, if any, of attendance at each meeting of the Board or Committee thereof. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

2.12 Independent Directors.  (a) Independence of Nominees for Election as Directors at the Annual Meeting. The persons nominated by the Board for election as Directors at any annual meeting of the shareholders of the Corporation shall include a sufficient number of persons who have been, on the date of their nomination, determined by the Board to be eligible to be classified as independent directors such that if all such nominees are elected, the majority of all Directors holding office would be independent directors.

(b) Directors Elected to Fill Vacancies on the Board.  If the Board elects Directors between annual meetings of shareholders to fill vacancies or newly created Directorships, the majority of all Directors holding office immediately after such elections shall be independent directors.

(c) Definition of Independent Director.  For purposes of this Section 2.12, “independent director” shall mean a Director who: (i) has not been employed by the Corporation in an executive capacity within the past five years; (ii) is not, and is not affiliated with a company or a firm that is, an adviser or consultant to the Corporation; (iii) is not affiliated with a significant customer or supplier of the Corporation; (iv) has no personal services contract(s) with the Corporation; (v) is not affiliated with a tax-exempt entity that receives significant contributions from the Corporation; (vi) is not a familial relative of any person described by Clauses (i) through (v); and (vii) is free of any other relationship which would interfere with the exercise of independent judgment by such Director.

2.13 Mandatory Classified Board Structure.  The provisions of IC 23-1-33-6(c) shall not apply to the Corporation.

3.	OFFICERS.

3.1 Officer, Titles, Elections, Terms.  (a) The Board may from time to time elect a Chairman, a Chief Executive, a Vice Chairman, a President, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Chief Financial Officer, a Chief Accounting Officer, a Controller, a Treasurer, a Secretary, a General Counsel, one or more Assistant Controllers, one or more Assistant Treasurers, one or more Assistant Secretaries, and one or more Deputy General Counsels, to serve at the pleasure of the Board or otherwise as shall be specified by the Board at the time of such election and until their successors are elected and qualified or until their earlier death, retirement, resignation or removal.

(b) The Board may elect or appoint at any time such other officers or agents with such duties as it may deem necessary or desirable. Such other officers or agents shall serve at the pleasure of the Board or otherwise as shall be specified by the Board at the time of such election or appointment and, in the case of such other officers, until their successors are elected and qualified or until their earlier death, retirement, resignation or removal. Each such officer or agent shall have such authority and shall perform such duties as may be provided herein or as the Board may prescribe. The Board may from time to time authorize any officer or agent to appoint and remove any other such officer or agent and to prescribe such person’s authority and duties.

(c) No person may be elected or appointed an officer who is not a citizen of the United States of America if such election or appointment is prohibited by applicable law or regulation.

(d) Any vacancy in any office may be filled for the unexpired portion of the term by the Board. Each officer elected or appointed during the year shall hold office until the next annual meeting of the Board at which officers are regularly elected or appointed and until his or her successor is elected or appointed and qualified or until his or her earlier death, retirement, resignation or removal.

(e) Any officer or agent elected or appointed by the Board may be removed at any time by the affirmative vote of a majority of the entire Board.

(f) Any officer may resign from office at any time. Such resignation shall be made in writing and given to the President or the Secretary. Any such resignation shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by the Corporation. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

3.2 General Powers of Officers.  Except as may be otherwise provided by applicable law or in Article 6 or Article 7 of these By-laws, the Chairman, any Vice Chairman, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Chief Financial Officer, the General Counsel, the Chief Accounting Officer, the Controller, the Treasurer and the Secretary, or any of them, may (i) execute and deliver in the name of the Corporation, in the name of any Division of the Corporation or in both names any agreement, contract, instrument, power of attorney or other document pertaining to the business or affairs of the Corporation or any Division of the Corporation, including without limitation agreements or contracts with any government or governmental department, agency or instrumentality, and (ii) delegate to any employee or agent the power to execute and deliver any such agreement, contract, instrument, power of attorney or other document.

3.3 Powers of the Chairman or Chief Executive.  The Chairman shall be the Chief Executive (as defined in Section 3.11) of the Corporation unless the Board specifically elects the President to be Chief Executive of the Corporation, in which case the President shall be the Chief Executive. If either the Chairman or the President is the Chief Executive, then he or she shall report directly to the Board. Except in such instances as the Board may confer powers in particular transactions upon any other officer, and subject to the control and direction of the Board, the Chief Executive shall manage and direct the business and affairs of the Corporation and shall communicate to the Board and any Committee thereof reports, proposals and recommendations for their respective consideration or action. He or she may do and perform all acts on behalf of the Corporation. The Chairman (whether or not the Chief Executive) shall preside at meetings of the Board and the shareholders.

3.4 Powers and Duties of a Vice Chairman.  A Vice Chairman shall have such powers and perform such duties as the Board or the Chairman may from time to time prescribe or as may be prescribed in these By-laws.

3.5 Powers and Duties of the President.  Unless the President is Chief Executive, the President shall have such powers and perform such duties as the Board or the Chairman may from time to time prescribe or as may be prescribed in these By-laws. If the President is the Chief Executive, then Section 3.3 shall be applicable.

3.6 Powers and Duties of Executive Vice Presidents, Senior Vice Presidents and Vice Presidents.  Executive Vice Presidents, Senior Vice Presidents and Vice Presidents shall have such powers and perform such duties as the Board, the Chairman, or the Chief Executive may from time to time prescribe or as may be prescribed in these By-laws.

3.7 Powers and Duties of the Chief Financial Officer.  The Chief Financial Officer shall have such powers and perform such duties as the Board, the Chairman, Chief Executive, or any Vice Chairman may from time to time prescribe or as may be prescribed in these By-laws. The Chief Financial Officer shall cause to be prepared and maintained (i) a stock ledger containing the names and addresses of all shareholders and the number of shares of each class and series held by each and (ii) the list of shareholders for each meeting of the shareholders as required by Section 1.11 of these By-laws. The Chief Financial Officer shall be responsible for the custody of all stock books and of all unissued stock certificates.

3.8 Powers and Duties of the Chief Accounting Officer, Controller and Assistant Controllers.  (a) The Chief Accounting Officer, Controller or the Vice President, Finance, as determined by the Chief Financial Officer, shall be responsible for the maintenance of adequate accounting records of all assets, liabilities, capital and transactions of the Corporation. The Chief Accounting Officer, Controller, or the Vice President, Finance as determined by the Chief Financial Officer, shall prepare and render such balance sheets, income statements, budgets and other financial statements and reports as the Board or the Chairman or the Chief Executive may require, and shall perform such other duties as may be prescribed or assigned pursuant to these By-laws and all other acts incident to the position of the Chief Accounting Officer, Controller, or the Vice President, Finance.

(b) Each Assistant Controller shall perform such duties as from time to time may be assigned by the Controller or by the Board. In the event of the absence, incapacity or inability to act of the Controller, then any Assistant Controller may perform any of the duties and may exercise any of the powers of the Controller.

3.9 Powers and Duties of the Treasurer and Assistant Treasurers.  (a) The Treasurer shall have the care and custody of all the funds and securities of the Corporation except as may be otherwise ordered by the Board, and shall cause such funds (i) to be invested or reinvested from time to time for the benefit of the Corporation as may be designated by the Board, the Chairman, any Vice Chairman, the President, the Chief Financial Officer or the Treasurer or (ii) to be deposited to the credit of the Corporation in such banks or depositories as may be designated by the Board, the Chairman, any Vice Chairman, the President, the Chief Financial Officer or the Treasurer, and shall cause such securities to be placed in safekeeping in such manner as may be designated by the Board, the Chairman, any Vice Chairman, the President, the Chief Financial Officer or the Treasurer.

(b) The Treasurer, any Assistant Treasurer or such other person or persons as may be designated for such purpose by the Board, the Chairman, any Vice Chairman, the President, the Chief Financial Officer or the Treasurer may endorse in the name and on behalf of the Corporation all instruments for the payment of money, bills of lading, warehouse receipts, insurance policies and other commercial documents requiring such endorsement.

(c) The Treasurer, any Assistant Treasurer or such other person or persons as may be designated for such purpose by the Board, the Chairman, any Vice Chairman, the President, the Chief Financial Officer or the Treasurer (i) may sign all receipts and vouchers for payments made to the Corporation, (ii) shall render a statement of the cash account of the Corporation to the Board as often as it shall require the same; and (iii) shall enter regularly in books to be kept for that purpose full and accurate account of all moneys received and paid on account of the Corporation and of all securities received and delivered by the Corporation.

(d) The Treasurer shall perform such other duties as may be prescribed or assigned pursuant to these By-laws and all other acts incident to the position of Treasurer. Each Assistant Treasurer shall perform such duties as may from time to time be assigned by the Treasurer or by the Board. In the event of the absence, incapacity or inability to act of the Treasurer, then any Assistant Treasurer may perform any of the duties and may exercise any of the powers of the Treasurer.

3.10 Powers and Duties of the Secretary and Assistant Secretaries.  (a) The Secretary shall keep the minutes of all proceedings of the shareholders, the Board and the Committees of the Board. The Secretary shall attend to the giving and serving of all notices of the Corporation, in accordance with the provisions of these By-laws and as required by applicable law. The Secretary shall be the custodian of the seal of the Corporation. The Secretary shall affix or cause to be affixed the seal of the Corporation to such contracts, instruments and other documents requiring the seal of the Corporation, and when so affixed may attest the same and shall perform such other duties as may be prescribed or assigned pursuant to these By-laws and all other acts incident to the position of Secretary.

(b) Each Assistant Secretary shall perform such duties as may from time to time be assigned by the Secretary or by the Board. In the event of the absence, incapacity or inability to act of the Secretary, then any Assistant Secretary may perform any of the duties and may exercise any of the powers of the Secretary.

3.11 Applicable Definition.  As used in these By-laws, the term “Chief Executive” shall refer to the Chairman unless the President is elected to be the Chief Executive, pursuant to Section 3.3, in which case the term “Chief Executive” shall refer to the President.

4.	INDEMNIFICATION.

4.1(a) Right to Indemnification.  The Corporation, to the fullest extent permitted by applicable law as then in effect, shall indemnify any person who is or was a Director or officer of the Corporation and who is or was involved in any manner (including, without limitation, as a party or a witness) or is threatened to be made so involved in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor) (a “Proceeding”) by reason of the fact that such person is or was a Director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) (a “Covered Entity”), against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding; provided, however, that the foregoing shall not apply to a Director or officer of the Corporation with respect to a Proceeding that was commenced by such Director or officer prior to a Change in Control (as defined in Section 4.4(e)(i) of this Article 4). Any Director or officer of the Corporation entitled to indemnification as provided in this Section 4.1(a) is hereinafter called an “Indemnitee”. Any right of an Indemnitee to indemnification shall be a contract right and shall include the right to receive, prior to the conclusion of any Proceeding, payment of any expenses incurred by the Indemnitee in connection with such Proceeding, consistent with the provisions of applicable law as then in effect and the other provisions of this Article 4.

(b) Effect of Amendments.  Neither the amendment or repeal of, nor the adoption of a provision inconsistent with, any provision of this Article 4 (including, without limitation, this Section 4.1(b)) shall adversely affect the rights of any Director or officer under this Article 4 (i) with respect to any Proceeding commenced or threatened prior to such amendment, repeal or adoption of an inconsistent provision or (ii) after the occurrence of a Change in Control, with respect to any Proceeding arising out of any action or omission occurring prior to such amendment, repeal or adoption of an inconsistent provision, in either case without the written consent of such Director or officer.

4.2 Insurance, Contracts and Funding.  The Corporation may purchase and maintain insurance to protect itself and any indemnified person against any expenses, judgments, fines and amounts paid in settlement as specified in Section 4.1(a) or Section 4.5 of this Article 4 or incurred by any indemnified person in connection with any Proceeding referred to in such Sections, to the fullest extent permitted by applicable law as then in effect. The Corporation may enter into contracts with any Director, officer, employee or agent of the Corporation or any director, officer, employee, fiduciary or agent of any Covered Entity in furtherance of the provisions of this Article 4 and may create a trust fund or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article 4.

4.3 Indemnification; Not Exclusive Right.  The right of indemnification provided in this Article 4 shall not be exclusive of any other rights to which any indemnified person may otherwise be entitled, and the provisions of this Article 4 shall inure to the benefit of the heirs and legal representatives of any indemnified person under this Article 4 and shall be applicable to

Proceedings commenced or continuing after the adoption of this Article 4, whether arising from acts or omissions occurring before or after such adoption.

4.4 Advancement of Expenses; Procedures; Presumptions and Effect of Certain Proceedings; Remedies.  In furtherance, but not in limitation, of the foregoing provisions, the following procedures, presumptions and remedies shall apply with respect to the advancement of expenses and the right to indemnification under this Article 4:

(a) Advancement of Expenses.  All reasonable expenses incurred by or on behalf of the Indemnitee in connection with any Proceeding shall be advanced to the Indemnitee by the Corporation within 20 days after the receipt by the Corporation of a statement or statements from the Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Any such statement or statements shall reasonably evidence the expenses incurred by the Indemnitee and shall include any written affirmation or undertaking required by applicable law in effect at the time of such advance.

(b) Procedures for Determination of Entitlement to Indemnification.  (i) To obtain indemnification under this Article 4, an Indemnitee shall submit to the Secretary of the Corporation a written request, including such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification (the “Supporting Documentation”). The determination of the Indemnitee’s entitlement to indemnification shall be made not later than 60 days after receipt by the Corporation of the written request for indemnification together with the Supporting Documentation. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that the Indemnitee has requested indemnification. (ii) The Indemnitee’s entitlement to indemnification under this Article 4 shall be determined in one of the following ways: (A) by a majority vote of the Disinterested Directors (as hereinafter defined), if they constitute a quorum of the Board; (B) by a written opinion of Independent Counsel as hereinafter defined) if (x) a Change in Control (as hereinafter defined) shall have occurred and the Indemnitee so requests or (y) a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, a majority of such Disinterested Directors so directs; (C) by the shareholders of the Corporation (but only if a majority of the Disinterested Directors, if they constitute a quorum of the Board, presents the issue of entitlement to indemnification to the shareholders for their determination); or (D) as provided in Section 4.4(c) of this Article 4.

(iii) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 4.4(b)(ii), a majority of the Disinterested Directors shall select the Independent Counsel, but only an Independent Counsel to which the Indemnitee does not reasonably object; provided, however, that if a Change in Control shall have occurred, the Indemnitee shall select such Independent Counsel, but only an Independent Counsel to which a majority of the Disinterested Directors does not reasonably object.

(c) Presumptions and Effect of Certain Proceedings.  Except as otherwise expressly provided in this Article 4, if a Change in Control shall have occurred, the Indemnitee shall be presumed to be entitled to indemnification under this Article 4 (with respect to actions or failures to act occurring prior to such Change in Control) upon submission of a request for indemnification together with the Supporting Documentation in accordance with Section 4.4(b) of this Article 4, and thereafter the Corporation shall have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, if the person or persons empowered under Section 4.4(b) of this Article 4 to determine entitlement to indemnification shall not have been appointed or shall not have made a determination within 60 days after receipt by the Corporation of the request therefor together with the Supporting Documentation, the Indemnitee shall be deemed to be, and shall be, entitled to indemnification unless

(A) the Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law. The termination of any Proceeding described in Section 4.1 of this Article 4, or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the right of the Indemnitee to indemnification or create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

(d) Remedies of Indemnitee.  (i) In the event that a determination is made pursuant to Section 4.4(b) of this Article 4 that the Indemnitee is not entitled to indemnification under this Article 4, (A) the Indemnitee shall be entitled to seek an adjudication of his or her entitlement to such indemnification either, at the Indemnitee’s sole option, in (x) an appropriate court of the state of Indiana or any other court of competent jurisdiction or (y) an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association; (B) any such judicial proceeding or arbitration shall be de novo and the Indemnitee shall not be prejudiced by reason of such adverse determination; and (C) if a Change in Control shall have occurred, in any such judicial proceeding or arbitration the Corporation shall have the burden of proving that the Indemnitee is not entitled to indemnification under this Article 4 (with respect to actions or failures to act occurring prior to such Change in Control).

(ii) If a determination shall have been made or deemed to have been made, pursuant to Section 4.4(b) or (c) of this Article 4, that the Indemnitee is entitled to indemnification, the Corporation shall be obligated to pay the amounts constituting such indemnification within five days after such determination has been made or deemed to have been made and shall be conclusively bound by such determination unless (A) the Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law. In the event that (x) advancement of expenses is not timely made pursuant to Section 4.4(a) of this Article 4 or (y) payment of indemnification is not made within five days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to Section 4.4(b) or (c) of this Article 4, the Indemnitee shall be entitled to seek judicial enforcement of the Corporation’s obligation to pay to the Indemnitee such advancement of expenses or indemnification. Notwithstanding the foregoing, the Corporation may bring an action, in an appropriate court in the state of Indiana or any other court of competent jurisdiction, contesting the right of the Indemnitee to receive indemnification hereunder due to the occurrence of an event described in Subclause (A) or (B) of this Clause (ii) (a “Disqualifying Event”); provided, however, that in any such action the Corporation shall have the burden of proving the occurrence of such Disqualifying Event.

(iii) The Corporation shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 4.4(d) that the procedures and presumptions of this Article 4 are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Article 4.

(iv) In the event that the Indemnitee, pursuant to this Section 4.4(d), seeks a judicial adjudication of or an award in arbitration to enforce his or her rights under, or to recover damages for breach of, this Article 4, the Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any expenses actually and reasonably incurred by the Indemnitee if the Indemnitee prevails in such judicial adjudication or arbitration. If it shall be determined in such judicial adjudication or arbitration that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by the Indemnitee in connection with such judicial adjudication or arbitration shall be prorated accordingly.

(e) Definitions.  For purposes of this Article 4:

(i) “Change in Control” means a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A (or any amendment or successor provision thereto) promulgated under the Securities Exchange Act of 1934 (the “Act”), whether or not the Corporation is then subject to such reporting requirement; provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any “person” (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Corporation representing 20% or more of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally in an election of Directors without the prior approval of at least two-thirds of the members of the Board in office immediately prior to such acquisition; (B) the Corporation is a party to any merger or consolidation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the Corporation’s common stock would be converted into cash, securities or other property, other than a merger of the Corporation in which the holders of the Corporation’s common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, (C) there is a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Corporation, or liquidation or dissolution of the Corporation; (D) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (E) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new Director whose election or nomination for election by the shareholders was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

(ii) “Disinterested Director” means a Director who is not or was not a party to the proceeding in respect of which indemnification is sought by the Indemnitee.

(iii) “Independent Counsel” means a law firm or a member of a law firm that neither presently is, nor in the past five years has been, retained to represent: (a) the Corporation or the Indemnitee in any matter material to either such party or (b) any other party to the Proceeding giving rise to a claim for indemnification under this Article 4. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under applicable standards of professional conduct, would have a conflict of interest in representing either the Corporation or the Indemnitee in an action to determine the Indemnitee’s rights under this Article 4.

4.5 Indemnification of Employees and Agents.  Notwithstanding any other provision of this Article 4, the Corporation, to the fullest extent permitted by applicable law as then in effect, may indemnify any person other than a Director or officer of the Corporation who is or was an employee or agent of the Corporation and who is or was involved in any manner (including, without limitation, as a party or a witness) or is threatened to be made so involved in any threatened, pending or completed Proceeding by reasons of the fact that such person is or was an employee or agent of the Corporation or, at the request of the Corporation, a director, officer, employee, fiduciary or agent of a Covered Entity against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding. The Corporation may also advance expenses incurred by such employee, fiduciary or agent in connection with any such Proceeding, consistent with the provisions of applicable law as then in effect.

4.6 Severability.  If any of this Article 4 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article 4 (including, without limitation, all portions of any Section of this Article 4 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article 4 (including, without limitation, all portions of any Section of this Article 4 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

5.	CAPITAL STOCK.

5.1 Stock Certificates.  (a) Shares of stock of each class of the Corporation may be issued in book-entry form or evidenced by certificates. However, every holder of stock of the Corporation shall be entitled upon request to a stock certificate evidencing the shares owned by the shareholder, signed by, or in the name of, the Corporation by the Chairman or any Vice Chairman or the President or any Vice President, and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary. Every certificate shall state on its face (or in the case of book-entry shares, the statement evidencing ownership of such shares shall state) the name of the Corporation and that it is organized under the laws of the State of Indiana, the name of the person to whom the certificate (or bookentry statement) was issued, and the number and class of shares and the designation of the series, if any, the certificate (or book-entry statement) represents, and shall state conspicuously on its front or back that the Corporation will furnish the shareholder, upon his written request and without charge, a summary of the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series), which certificate, if any, shall otherwise be in such form as the Board shall prescribe and as provided in Section 5.1(d).

(b) If a certificate is countersigned by a transfer agent other than the Corporation or its employee, or by a registrar other than the Corporation or its employee, the signatures of the officers of the Corporation may be facsimiles, and, if permitted by applicable law, any other signature on the certificate may be a facsimile.

(c) In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer at the date of issue.

(d) Any certificates of stock shall be issued in such form not inconsistent with the Articles of Incorporation. They shall be numbered and registered in the order in which they are issued. No certificate shall be issued until fully paid.

(e) All certificates surrendered to the Corporation shall be cancelled (other than treasury shares) with the date of cancellation and shall be retained by or under the control of the Chief Financial Officer, together with the powers of attorney to transfer and the assignments of the shares represented by such certificates, for such period of time as such officer shall designate.

5.2 Record Ownership.  A record of the name of the person, firm or corporation and address of each holder of stock, the number of shares of each class and series represented thereby and the date of issue thereof shall be made on the Corporation’s books. The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any person, whether or not it shall have express or other notice thereof, except as required by applicable law.

5.3 Transfer of Record Ownership.  Transfers of stock shall be made on the books of the Corporation only by direction of the person named in the certificate (or book-entry statement) or such person’s attorney, lawfully constituted in writing, and only upon the surrender of the certificate, if any, therefor and a written assignment of the shares evidenced thereby. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates, if any, are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.

5.4 Lost, Stolen or Destroyed Certificates.  New certificates or uncertificated shares representing shares of the stock of the Corporation shall be issued in place of any certificate alleged to have been lost, stolen or destroyed in such manner and on such terms and conditions as the Board from time to time may authorize in accordance with applicable law.

5.5 Transfer Agent; Registrar; Rules Respecting Certificates.  The Corporation shall maintain one or more transfer offices or agencies where stock of the Corporation shall be transferable. The Corporation shall also maintain one or more registry offices where such stock shall be registered. The Board may make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of stock certificates (or book-entry statements) in accordance with applicable law.

5.6 Fixing Record Date for Determination of Shareholders of Record.  (a) The Board may fix, in advance, a date as the record date for the purpose of determining the shareholders entitled to notice of, or to vote at, any meeting of the shareholders or any adjournment thereof, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty days nor less than ten days before the date of a meeting of the shareholders. If no record date is fixed by the Board, the record date for determining the shareholders entitled to notice of or to vote at a shareholders’ meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting and shall fix a new record date if such adjourned meeting is more than 120 days after the date of the original meeting. (b) The Board may fix, in advance, a date as the record date for the purpose of determining the shareholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or in order to make a determination of the shareholders for the purpose of any other lawful action, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty calendar days prior to such action. If no record date is fixed by the Board, the record date for determining the shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

6.	SECURITIES HELD BY THE CORPORATION.

6.1 Voting.  Unless the Board shall otherwise order, the Chairman, any Vice Chairman, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Chief Financial Officer, the Chief Accounting Officer, the Controller, the Treasurer or the Secretary shall have full power and authority, on behalf of the Corporation, (i) to attend, act and vote at any meeting of the shareholders of any corporation in which the Corporation may hold stock and at such meeting to exercise any or all rights and powers incident to the ownership of such stock, and to execute on behalf of the Corporation a proxy or proxies empowering another or others to act as aforesaid, and (ii) to delegate to any employee or agent such power and authority.

6.2 General Authorization to Transfer Securities Held by the Corporation.  (a) Any of the following officers, to wit: the Chairman, any Vice Chairman, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Chief Financial Officer, the Chief Accounting Officer, the Controller, the Treasurer, any Assistant Controller, any Assistant Treasurer, and each of them, hereby is authorized and empowered (i) to transfer, convert, endorse, sell, assign, set over and deliver any and all shares of stock, bonds, debentures, notes, subscription warrants, stock purchase warrants, evidences of indebtedness, or other securities now or hereafter standing in the name of or owned by the Corporation and to make, execute and deliver any and all written instruments of assignment and transfer necessary or proper to effectuate the authority hereby conferred, and (ii) to delegate to any employee or agent such power and authority.

(b) Whenever there shall be annexed to any instrument of assignment and transfer executed pursuant to and in accordance with the foregoing Section 6.2(a), a certificate of the Secretary or any Assistant Secretary in office at the date of such certificate setting forth the provisions hereof, stating that they are in full force and effect, setting forth the names of persons who are then officers of the corporation, and certifying as to the employees or agents, if any, to whom any such power and authority have been delegated, all persons to whom such instrument and annexed certificate shall thereafter come shall be entitled, without further inquiry or investigation and regardless of the date of such certificate, to assume and to act in reliance upon the assumption that (i) the shares of stock or other securities named in such instrument were theretofore duly and properly transferred, endorsed, sold, assigned, set over and delivered by the Corporation, and (ii) with respect to such securities, the authority of these provisions of these Bylaws and of such officers, employees and agents is still in full force and effect.

7.	DEPOSITARIES AND SIGNATORIES.

7.1 Depositaries.  The Chairman, any Vice Chairman, the President, the Chief Financial Officer, and the Treasurer are each authorized to designate depositaries for the funds of the Corporation deposited in its name or that of a Division of the Corporation, or both, and the signatories with respect thereto in each case, and from time to time, to change such depositaries and signatories, with the same force and effect as if each such depositary and the signatories with respect thereto and changes therein had been specifically designated or authorized by the Board; and each depositary designated by the Board or by the Chairman, any Vice Chairman, the President, the Chief Financial Officer, or the Treasurer shall be entitled to rely upon the certificate of the Secretary or any Assistant Secretary of the Corporation or of a Division of the Corporation setting forth the fact of such designation and of the appointment of the officers of the Corporation or of the Division or of both or of other persons who are to be signatories with respect to the withdrawal of funds deposited with such depositary, or from time to time the fact of any change in any depositary or in the signatories with respect thereto.

7.2 Signatories.  Unless otherwise designated by the Board or by the Chairman, any Vice Chairman, the President, the Chief Financial Officer or the Treasurer, each of whom is authorized to execute any of such items individually, all notes, drafts, checks, acceptances, orders for the payment of money and all other negotiable instruments obligating the Corporation for the payment of money, including any form of guaranty by the Corporation with respect to any such item entered into by any direct or indirect subsidiary of the Corporation, shall be (a) signed by any Assistant Treasurer and (b) countersigned by the Chief Accounting Officer, Controller or any Assistant Controller, or (c) either signed or countersigned by any Executive Vice President, any Senior Vice President or any Vice President in lieu of either the officers designated in Clause (a) or the officers designated in Clause (b) of this Section 7.2.

8.	SEAL.

The seal of the Corporation shall be in such form and shall have such content as the Board shall from time to time determine.

9.	FISCAL YEAR.

The fiscal year of the Corporation shall end on December 31 in each year, or on such other date as the Board shall determine.

10.	WAIVER OF OR DISPENSING WITH NOTICE.

(a) Whenever any notice of the time, place or purpose of any meeting of the shareholders is required to be given by applicable law, the Articles of Incorporation or these By-laws, a written waiver of notice, signed by a shareholder entitled to notice of a shareholders’ meeting, whether by telegraph, cable or other form of recorded communication, whether signed before or after the time set for a given meeting, shall be deemed equivalent to notice of such meeting. The waiver must be included in the minutes or filed with the corporate records. Attendance of a shareholder in person or by proxy at a shareholders’ meeting shall constitute a waiver of notice to such shareholder of such meeting, except when (i) the shareholder attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened, or (ii) the shareholder objects to consideration of a particular matter at the meeting at the time such matter is presented because it is not within the purpose or purposes described in the meeting notice.

(b) Whenever any notice of the time or place of any meeting of the Board or Committee of the Board is required to be given by applicable law, the Articles of Incorporation or these By-laws, a written waiver of notice signed by a Director, whether by telegraph, cable or other form of recorded communication, whether signed before or after the time set for a given meeting, shall be deemed equivalent to notice of such meeting. Unless the Director is deemed to have waived notice by attending the meeting, the waiver must be in writing, signed by the Director entitled to the notice and filed with the minutes or corporate records. Attendance of a Director at a meeting shall constitute a waiver of notice to such Director of such meeting, unless the Director at the beginning of the meeting (or promptly upon the Director’s arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

(c) No notice need be given to any person with whom communication is made unlawful by any law of the United States or any rule, regulation, proclamation or executive order issued under any such law.

11.	POLITICAL NONPARTISANSHIP OF THE CORPORATION.

The Corporation shall not make, directly or indirectly, any contributions or expenditures in connection with the election of any candidate for federal, state or local political office, or any committee campaigning for such a candidate, except to the extent necessary to permit in the United States the expenditure of corporate assets for the payment of expenses for establishing, registering and administering any political action committee and of soliciting contributions thereto, all as may be authorized by federal or state laws.

12.	AMENDMENT OF BY-LAWS.

Except as otherwise provided in Section 2.8(a) of these By-laws, these By-laws, or any of them, may from time to time be supplemented, amended or repealed, or new By-laws may be adopted, by the Board at any regular or special meeting of the Board, if such supplement, amendment, repeal or adoption is approved by a majority of the entire Board. These By-laws, or any of them, may from time to time be supplemented, amended or repealed, or new By-laws may be adopted, by the shareholders at any regular or special meeting of the shareholders at which a quorum is present, if such supplement, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally in an election of directors.

13.	OFFICES AND AGENT.

(a) Registered Office and Agent.  The registered office of the Corporation in the State of Indiana shall be 251 East Ohio Street, Suite 1100, Indianapolis, Indiana 46204. The name of the registered agent is The Corporation Trust Company. Such registered agent has a business office identical with such registered office.

(b) Other Offices.  The Corporation may also have offices at other places, either within or outside the State of Indiana, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ITT CORPORATION 1133 WESTCHESTER AVENUE WHITE PLAINS, NY 10604 WWW.ITT.COM	WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE
VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day before the 2011 Annual Meeting. Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. If you vote your proxy by Internet or by telephone, you do not need to mail back your proxy card.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to vote your proxy. Have your proxy card in hand when you access the website.

VOTE BY TELEPHONE - 1-800-690-6903
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M30902-P06787	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ITT CORPORATION THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote on Directors	☐	☐	☐

1.	Election of ten members of the Board of Directors. Nominees:

	01) Steven R. Loranger, 02) Curtis J. Crawford, 03) Christina A. Gold, 04) Ralph F. Hake, 05) John J. Hamre,	06) Paul J. Kern, 07) Frank T. MacInnis, 08) Surya N. Mohapatra, 09) Linda S. Sanford, and 10) Markos I. Tambakeras

Vote on Proposals		FOR	AGAINST	ABSTAIN

2.	Ratification of the appointment of Deloitte & Touche LLP as ITT’s Independent Registered Public Accounting Firm for 2011.	☐	☐	☐

3.	Approval of the ITT Corporation 2011 Omnibus Incentive Plan.	☐	☐	☐

4.	Approval of a proposal to amend the Company’s Restated Articles of Incorporation to allow shareholders to call special meetings.	☐	☐	☐

5.	To approve, in a non-binding vote, the compensation of our named executive officers.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE 1 YEAR ON THE FOLLOWING PROPOSAL:		1 YEAR	2 YEARS	3 YEARS	ABSTAIN

6.	To determine, in a non-binding vote, whether a shareholder vote to approve the compensation of our named executive officers should occur every one, two or three years.	☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSAL 7:		FOR	AGAINST	ABSTAIN

7.	To vote on a shareholder proposal requesting that the Company amend, where applicable, ITT’s policies related to human rights.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.		☐

Please indicate if you plan to attend this meeting.	☐ Yes	☐ No

(When signing as attorney, executor, administrator, trustee or guardian, give full title. If more than one trustee, all should sign.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Meeting of Shareholders
10:30 a.m. Tuesday, May 10, 2011
1133 Westchester Avenue
White Plains, NY 10604-3543
PLEASE PRESENT THIS CARD AT THE ENTRANCE TO THE MEETING ROOM
Note: If you plan to attend the Annual Meeting of Shareholders, please indicate your intention to attend by marking the appropriate box on the attached proxy card. If you plan to attend the Annual Meeting in person, please bring, in addition to this Admission Ticket, a proper form of identification. The use of video, still photography or audio recording at the Annual Meeting is not permitted. For the safety of attendees, all bags, packages and briefcases are subject to inspection. Your compliance is appreciated.
This Admission Ticket should not be returned with your proxy but should be retained and brought with you to the Annual Meeting.
SEC Proxy Access Notice
Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on May 10, 2011 at 10:30 a.m. EDT at 1133 Westchester Avenue, White Plains, NY 10604-3543: The proxy materials for ITT’s 2011 Annual Meeting of Shareholders, including the 2010 Annual Report, Form 10-K and Proxy Statement are available on the Internet. To view these proxy materials, please visit https://www.proxydocs.com/itt.

FOLD AND DETACH HERE	M30903-P06787

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ITT
CORPORATION FOR THE ANNUAL MEETING TO BE HELD MAY 10, 2011:
The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Frank R. Jimenez, Denise L. Ramos and Burt M. Fealing, or any of them, each with full power of substitution as proxies, to vote all shares of ITT Corporation common stock that the shareholder(s) would be entitled to vote on all matters that may properly come before the 2011 Annual Meeting and at any adjournments or postponements. The proxies are authorized to vote in accordance with the specifications indicated by the shareholder(s) on the reverse side of this form. If this form is signed and returned by the shareholder(s), and no specifications are indicated, the proxies are authorized to vote as recommended by the Board of Directors. In either case, if this form is signed and returned, the proxies thereby will be authorized to vote in their discretion on any other matters that may be presented for a vote at the meeting and at adjournments or postponements.
          For participants in the ITT Salaried Investment and Savings Plan:
Under the savings plans, participants are “named fiduciaries” to the extent of their authority to direct the voting of ITT shares credited to their savings plan accounts and their proportionate share of allocated shares for which no direction is received and unallocated shares, if any (together, “Undirected Shares”). ITT Salaried Plan participants should mail their confidential voting instruction card to Broadridge, acting as tabulation agent, or vote by Phone or Internet. Instructions must be received by Broadridge before 11:59 p.m. Eastern Time the day before the 2011 Annual Meeting. The trustee of the savings plans will vote Undirected Shares in the same proportion as the shares for which directions are received, except as otherwise provided in accordance with ERISA. By submitting voting instructions by telephone, Internet, or by signing and returning this voting instruction card, you direct the trustee of the savings plans to vote these shares, in person or by proxy, as designated herein, at the 2011 Annual Meeting.
The Trustee will exercise its discretion in voting on any other matter that may be presented for a vote at the meeting and at adjournments or postponements.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued, and to be dated and signed on the reverse side.)